BILL OF SALE

THIS BILL OF SALE is made and entered into as of June 10, 2024, by Boca Cove Detox, LLC, an Arizona limited liability company (hereinafter referred to as "**Seller**"), for the benefit of Evernia Health Center LLC, a Florida limited liability company (hereinafter referred to as "***Buyer***").

W I T N E S S E T H:

WHEREAS, Buyer has this day acquired all of Seller's right, title, interest and estate in the Lease for the real property commonly referred to as 100, 101, 201, 202 and 203 of the real property commonly referred to as 899 Meadows Road, Boca Raton, FL 33486 (the "**Premises**"); and

WHEREAS, the assignment of the Lease (as defined in the Definitive Agreement) is being made pursuant to the terms of that certain Definitive Agreement dated as of April 29, 2024, by and between Seller and Buyer (the "***Definitive Agreement***"); and

WHEREAS, pursuant to the Definitive Agreement, in connection with the assignment of the Premises, Seller has agreed to sell to Buyer and Buyer has agreed to purchase from Seller all of Seller's right, title and interest in and to all furniture, equipment, machinery, inventories, supplies, signs and other tangible personal property owned by Seller and installed, located or situated in or on the Premises or improvements located thereon, and used primarily in the rental, operation and maintenance of the Premises or improvements located thereon (hereinafter referred to as the "**FF&E**").

WHEREAS, Seller acknowledges and agrees that the FF&E identified on Schedule 1 and attached hereto is the subject of lease pursuant to the terms of an equipment lease agreement which has been provided to Seller by Buyer and Buyer has agreed to assume Sellers obligations pursuant to such equipment lease;

NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration in hand paid by Buyer to Seller, the receipt and sufficiency of which are hereby acknowledged by Seller, Seller has granted, bargained, sold, assigned, transferred, conveyed and delivered, and by these presents does grant, bargain, sell, assign, transfer, convey and deliver unto Buyer, its successors and assigns, all of Seller's right, title and interest of Seller in and to the FF&E.

TO HAVE AND TO HOLD the aforesaid FF&E unto Buyer, its successors and assigns forever.

Seller covenants with Buyer that the Seller has the authority to transfer and assign the right, title and interest conveyed in and to the FF&E.

EXCEPT AS SET FORTH IN REPRESENTATIONS AND WARRANTIES OF SELLER CONTAINED IN THE DEFINITIVE AGREEMENT AND THIS BILL OF SALE, SUCH FF&E IS BEING TRANSFERRED ON AN "AS IS", "WHERE IS", "WITH ALL

[redacted]

FAULTS" BASIS, WITHOUT ANY REPRESENTATIONS OR WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, OF ANY KIND WHATSOEVER BY SELLER. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, EXCEPT AS SET FORTH IN REPRESENTATIONS AND WARRANTIES OF SELLER CONTAINED IN THE AGREEMENT, BUYER ACKNOWLEDGES THAT SELLER EXPRESSLY DISCLAIMS AND NEGATES, AS TO ALL FF&E TRANSFERRED HEREBY: (A) ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY; (B) ANY IMPLIED OR EXPRESS WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE; AND (C) ANY IMPLIED OR EXPRESS WARRANTY OF CONFORMITY TO MODELS OR MATERIALS.

SELLER:

Boca Cove Detox, LLC, an Arizona limited liability company

By: T. Besch

Name: Tim Besch

Title: PRINCIPAL

[redacted]

Address: Address: 6613 N. Scottsdale Road, Suite 200, Scottsdale, AZ 85250

[redacted]

Schedule 1
List of FF&E

DETOX UNIT (FIRST FLOOR)

Intake Room

1 Desk
1 Desk chair, 1 office chair
1 Locker
1 Bookshelf
1 Bulletin Board
6 canvas pictures
1 Rug
13 Beach Towels
1 set crutches
AED
4 Beach Chairs
1 Office phone
3 Pillows

Room #1

3 Beds with full bedding on each
5 Pillows total between 3 beds
1 TV
1 clothing shelf
1 canvas picture

Room #2

1 Bed with full bedding
4 Pillows
1 Mirror
1 Picture
1 Clock (wall)
1 TV
1 Floor Lamp
1 Night stand
1 Rug

Room #3

1 Bed with full bedding

4 Pillows
1 TV
2 Pictures
1 Mirror
1 Nightstand
1 table lamp
1 Rug
Bathroom... shower curtain and shower chair

Room #4

1 Bed with full bedding
4 Pillows
1 Nightstand
1 Table lamp
1 TV
1 Rug
1 Picture

Room #5

1 Bed with full bedding
1 Pillow
1 Nightstand
1 TV
1 Table lamp
1 Clothing shelf
2 Pictures

Room #6

1 Bed with full bedding
1 Pillow
1 Clothing shelf
1 Table lamp
1 Mirror
1 Wall clock
1 TV

Room #7

1 Bed with full bedding
2 Pillows
1 Clothing shelf

1 TV
1 Wall clock

Room #8

1 Bed with full bedding
2 Pillows
1 Clothing shelf
1 TV
1 Nightstand
1 Table lamp
1 Mirror
1 Picture
1 Wall clock

Room #9

1 Bed with full bedding
2 Pillows
1 Nightstand
1 Table lamp
1 TV
1 Picture
1 Clothing shelf

Room #10

1 Bed with full bedding
2 Pillows
1 TV
1 Clothing shelf
1 Nightstand
1 Table lamp
1 Wall Clock

Pharmacy/Nursing Station

2 Desk chairs
1 Safe
1 File cabinet
1 Fridge
1 Double drawer storage on wheels
1 Wall clock
1 Med Cabinet (on wall, white)

3 Bulletin boards
1 TV monitor for cameras
1 Office phone
1 Computer monitor

Day Room/Kitchen

1 Sectional sofa, dark gray
2 White accent chairs
4 Desk chairs
2 Dining tables
8 Black dining table chairs
1 Large standing white board
1 TV
1 Entertainment center
1 Book shelf
2 Quench water/ice dispensers
1 Microwave
1 Coffee pot
1 Keurig
1 Hot plate
1 Full size fridge
1 Table lamp
1 Large wall clock
2 Pictures
2 AA wall hangs

Lab/provider office

1 Desk
1 Desk chair
1 Office chair
1 Exam table
1 Fridge
1 Double cabinet
1 Copier/Printer
1 Double drawer cabinet

BHT Station

1 Desk monitor for cameras
2 Desk chairs

Food Storage Room

1 Commercial freezer
1 Commercial fridge
2 sinks
Shelving

Patio

1 Ping pong table
1 Storage bin
3 Patio tables
6 Side tables, small
11 Patio chairs
1 Cornhole game set
1 Outdoor trashcan
1 Basketball goal

Lobby

1 Couch
1 Accent chair
1 Coffee table
2 Floor lamps
1 Picture

Utility closet

Server and Router
Cleaning supplies

Residential (2nd Floor)

1 Couch
1 Loveseat
2 accent chairs
1 Coffee table
3 Pictures
1 Rug
1 TV
1 Entertainment center
1 Kitchen table with 4 bench seats

1 Bulletin board
9 pictures
1 Wall clock
1 Condiment stand
1 Commercial Half side by side fridge
1 Hot plate
1 Microwave
1 Toaster
1 Keurig
1 Coffee maker
1 Cereal compartment (3)
2 Quench water/ice machines

BHT Station

2 desk chairs
1 sitting chair (white)
1 Desk phone (cordless)

Nursing Station

2 Desk chairs
2 IV poles
2 Med storage boxes
2 Laptops
1 Office phone
1 Fridge
1 Waste disposal box (large)
2 Emergency kits

Administrator's Office

1 Couch
1 Accent chair with Ottoman
2 Accent chairs
1 Desk
1 Desk chair
1 Printer
1 Fridge
1 Bulletin board
1 Mail box (wall mounted)
1 Rug
1 Cabinet 2 drawer

2 Pictures
1 Book shelf (4 tier)
1 Office phone
1 Monitor
1 Laptop

Supply Closet

Paper products and cleaning supplies
Tissues
Latex gloves

Room #27

2 Beds 1 with full bedding, 1 with sheets only
3 Pillows
1 Nightstand
1 Desk lamp
2 Pictures
1 Clothing shelf
1 TV

Room #26

1 Bed with full bedding
4 Pillows
1 Nightstand
1 Desk lamp
1 Tall clothing shelf
1 TV

Room #25

1 Bed with full bedding
4 Pillows, 2 accent pillows
1 Nightstand
1 Desk lamp
1 Clothing Shelf
1 TV

Room #24

1 Bed with full bedding
4 Pillows

1 Nightstand
1 Desk lamp
2 Clothing shelves
1 TV
1 Sink with vanity
1 Mirror
1 Floor fan

Room #23

2 Beds with full bedding
8 pillows, 1 accent pillow
1 Nightstand
1 Desk Lamp
1 TV
1 Clothing shelf
1 Sink with vanity
1 Mirror
1 Picture

Room #22

1 Bed with full bedding
4 Pillows
1 Nightstand
1 Desk lamp
1 Sink with vanity
1 Mirror
1 Tall clothing shelf
1 TV
1 Wall clock
1 Alarm clock

Room #21

1 Bed with full bedding
4 Pillows, 1 accent pillow
1 Nightstand
1 Desk lamp
1 Sink with vanity
1 Mirror
1 TV
1 Wall clock
1 Picture

Room #20

2 Beds with full bedding
7 Pillows, 1 accent pillow
1 Nightstand
1 Table lamp
1 Picture
1 Mirror
1 Sink with vanity
1 Clothing shelf
1 TV
2 Wall clocks

Hallways

5 Pictures
1 Bulletin board

Storage closet
4 comforters
7 Pillows
1 Accent Pillow
Sheets
3 Laundry baskets
8 wet floor signs

Case Manager Office

1 Desk
1 Desk chair
Server
1 Accent chair
1 Bookshelf
1 File cabinet
1 Rug

Laundry Closet

Stacked W/D
Sheets/Comforter
Cleaning supplies
9 Laundry baskets

Staff Kitchen

1 Full size fridge
1 Microwave
1 Keurig/coffee machine
1 Bulletin board
3 Storage bins (linens)

Staff Break Room

1 Couch
2 Accent chairs
1 plant
1 Table with 2 chairs
2 Barstool chairs
1 Rug
1 Picture
1 Cleaning cart with supplies

Group Facilitator work station

Storage cabinet
3 Office chairs
1 Bulletin board
1 laptop
1 Shred box
1 Small file cabinet in hallway

Back Corner Therapist Office (#1)

2 Desks
1 Office chair
2 Accent chairs
1 Bookshelf
1 Printer
3 Pictures
1 Office phone

Therapist office (#2)

1 Desk
1 Office chair
1 Accent chair

1 Book shelf
1 Printer
2 Pictures
1 Office phone
1 Floor lamp
1 Rug

DON Office

1 L Shape desk
1 Office chair
1 Rug
1 Bookshelf
1 Tall file cabinet
2 Accent chairs
1 Printer
1 Laptop
1 Office phone
1 Lockbox
1 Hole punch
1 Bulletin board

Therapist Office (#3)

1 L shape desk
1 Desk chair
4 accent chairs (2 that belong in the group room, dark gray)
2 Bookshelves
1 Coffee table that belongs in the group room (white)
1 Accent pillow
1 Rug
1 Bulletin board
1 Office phone
1 Laptop with mouse

BHT Director Office

1 L shape desk
1 Desk chair
1 Side chair
1 Bookshelf

1 Rug
1 accent table
1 Cabinet (2 drawer)
1 Printer
1 Office phone
1 Picture

Activity/Group Room

1 Pool table
1 Book shelf
1 Pool stick holder
1 Accent table
2 Accent chairs
1 Coffee table
1 Entertainment center
1 TV
1 Chaise
2 Plants
6 Pictures
1 Wall clock

Closet

Several bed covers
Construction left overs (tiles/paint)

Large Group Room

3 Plants
4 Accent chairs
3 Couches
2 TV
1 Entertainment center
4 Side tables
1 Coffee table
1 Desk
1 Desk chair
13 Group chairs (gray and white)
1 Art Table
1 Standing white board
1 Playstation
1 Accent pillow

1 Bean bag
7 Pictures
1 Large wall clock

Missing items

Gaming units
Set of 3 metal art in staff break room
Set of 2 canvas
1 accent table
1 computer monitor that was in DON office

Excluded items:

1 Dell laptop... unreadable SN. took photo
1 Dell laptop: 2W4CD63
1 Dell laptop: 4P5CD63
1 Dell laptop: CM5CD63
1 Dell laptop: 8N4CD63
Provider Office (1st floor)
1 HP Copier/printer: MXBCP1X1LW
Serviced by DEX imaging (866)446-7972 equipment id: 136595

But including these items:

1 Dell laptop:9BQV4M3
1 black Dell laptop: J9H05M3
1 silver Dell laptop: 8M8CPG3
1 Dell laptop SN: 5NSBN93
1 Dell laptop:9BQV4M3
1 View Sonic monitor: TSP1635L0925
Canon printer: AENB17932
LG Monitor: 112NTMX6S507
1 Monitor: C275W-1920RNT8Y18H25GB
Q49F27CBTYA866
1 Epson printer: X4WK30597
1 Epson printer: X7Y2H54846
1 LG Monitor: 112NTDV6S506
1 Brother Printer: U64969M1N229304
1 HP latop: product # 491D1UA S/N: 5CD1363RZR
1 Dell laptop: 3R4CD63

1 HP printer: TH11N2P2J2
1 HP laptop: 5CD105KN8B
1 Canon printer: KPBB06391

CONSENT TO ASSIGNMENT

This Consent to Assignment (this "***Consent Agreement***") dated as of the 1st day of May, 2024, is made with reference to that certain Assignment and Assumption of Lease Agreement (the "***Assignment***") dated as of even date herewith (the "***Effective Date***"), by and between Evernia Health Center LLC, a Florida limited liability company ("***Assignee***"), and Boca Cove Detox, LLC, an Arizona limited liability company ("***Tenant***"), and is entered into between the foregoing parties and Prado Medical Park, Inc., a Florida corporation ("***Landlord***").

WITNESSETH:

WHEREAS, Landlord and Tenant entered into that certain Lease Agreement on or around May 4, 2021 which was subsequently amended by that certain First Amendment to Lease executed on or around August 29, 2022, as amended (the "***Lease***") with respect to certain Premises described as Suites 100, 101, 201, 202 and 203 (the "***Premises***") located in the property commonly referred to as 899 Meadows Road, Boca Raton, FL 33486 (the "***Building***"); and

WHEREAS, Tenant and Assignee wish to enter into the Assignment with respect to the entire Premises (the "***Assignment Premises***"); and

WHEREAS, Tenant requests Landlord's written consent to its entering into the Assignment pursuant to Section 10 of the Lease; and

WHEREAS, Tenant and Assignee have presented the fully-executed Assignment (which is attached hereto as Schedule 1) to Landlord for Landlord's approval and Landlord is willing to approve the same, all upon the terms and conditions hereinafter set forth.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto covenant and agree as follows:

1. Landlord consents to the assignment of the Lease, as amended, on the express conditions set forth in this Consent Agreement.

2. Landlord's consent to the Assignment shall not constitute its consent or waiver of consent to any subsequent Assignment, and shall not in any manner increase, decrease, modify, amend or otherwise affect the rights and obligations of Landlord (other than Landlord's rights in the event of assignment as provided in the Lease, as amended) and Tenant under the Lease.

3. Tenant shall remain liable to Landlord under the Lease, as amended.

4. Landlord's consent is contingent upon Landlord receiving a guaranty of the Lease from Ethema Health Corporation and American Treatment Holdings, Inc. (the "Guaranty") in the form attached as Exhibit D to this Consent Agreement.

5. This Consent Agreement shall be binding upon and inure to the benefit of the parties' respective successors and assigns, subject to all agreements and restrictions contained in

the Lease as amended. The agreements contained herein constitute the entire understanding between the parties with respect to the subject matter hereof and supersede all prior agreements except for the Lease as amended, written or oral, inconsistent herewith. No amendment, modification or change therein will be effective unless Landlord shall have given its prior written consent thereto. This Consent Agreement may be amended only in writing, signed by all parties hereto.

6. Notices given hereunder shall be given as required under the Lease to the parties at the following addresses:

LANDLORD: Prado Medical Park, Inc.
485 N.E. 28th Road
Boca Raton, FL 33431
ATTN: John M. Wargo

TENANT: Boca Cove Detox, LLC
6613 N. Scottsdale Road, Suite 200
Scottsdale, AZ 85250
ATTN: Tim Besch

ASSIGNEE: Evernia Health Center LLC
950 Evernia Street
West Palm Beach, FL 33401
ATTN: Shawn Leon

7. Tenant and Assignee agree to indemnify and hold Landlord harmless from and against any loss, cost, expense, damage or liability, including reasonable attorneys' fees, incurred as a result of a claim by any person or entity (i) that it is entitled to a commission, finder's fee or the like payment in connection with the Assignment or (ii) relating to or arising out of the Assignment or any related agreements or dealings.

8. The Assignment may not be amended or renewed without Landlord's prior written consent, in each instance obtained.

9. OFAC Compliance.

(a) Assignee represents and warrants that (a) Assignee and each person or entity owning an interest in Assignee is (i) not currently identified on the Specially Designated Nationals and Blocked Persons List maintained by the Office of Foreign Assets Control, Department of the Treasury ("OFAC") and/or on any other similar list maintained by OFAC pursuant to any authorizing statute, executive order or regulation (collectively, the "List"), and (ii) not a person or entity with whom a citizen of the United States is prohibited to engage in transactions by any trade embargo, economic sanction, or other prohibition of United States law, regulation, or Executive Order of the President of the United States, (b) none of the funds or other assets of Tenant constitute property of, or are beneficially owned,

directly or indirectly, by any Embargoed Person (as hereinafter defined), (c) no Embargoed Person has any interest of any nature whatsoever in Assignee (whether directly or indirectly), (d) none of the funds of Assignee have been derived from any unlawful activity with the result that the investment in Tenant is prohibited by law or that the Lease is in violation of law, and (e) Tenant has implemented procedures, and will consistently apply those procedures, to ensure the foregoing representations and warranties remain true and correct at all times. The term "Embargoed Person" means any person, entity or government subject to trade restrictions under U.S. law, including but not limited to, the International Emergency Economic Powers Act, 50 U.S.C. §1701 et seq., The Trading with the Enemy Act, 50 U.S.C. App. 1 et seq., and any Executive Orders or regulations promulgated thereunder with the result that the investment in Assignee is prohibited by law or Assignee is in violation of law.

(b) Assignee covenants and agrees (a) to comply with all requirements of law relating to money laundering, anti-terrorism, trade embargos and economic sanctions, now or hereafter in effect, (b) to immediately notify Landlord in writing if any of the representations, warranties or covenants set forth in this paragraph or the preceding paragraph are no longer true or have been breached or if Assignee has a reasonable basis to believe that they may no longer be true or have been breached, (c) not to use funds from any "Prohibited Person" (as such term is defined in the September 24, 2001 Executive Order Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism) to make any payment due to Landlord under the Lease and (d) at the request of Landlord, to provide such information as may be requested by Landlord to determine Assignee's compliance with the terms hereof.

(c) Assignee hereby acknowledges and agrees that Assignee's inclusion on the List at any time during the Lease Term shall be a material default of the Consent Agreement, and this Consent to Assignment shall automatically terminate. Notwithstanding anything herein to the contrary, Assignee shall not permit the Premises or any portion thereof to be used or occupied by any person or entity on the List or by any Embargoed Person (on a permanent, temporary or transient basis), and any such use or occupancy of the Premises by any such person or entity shall be a material default of the Consent Agreement.

[SIGNATURES ON NEXT PAGE]

JW

IN WITNESS WHEREOF, the parties hereto have executed this Consent Agreement as of the Effective Date.

LANDLORD:

Prado Medical Park, Inc. a Florida corporation

By: [signature], VP
John M. Wargo, Vice President

TENANT:

Boca Cove Detox, LLC

By:____________________________
Tim Besch, Principal

ASSIGNEE:

Evernia Health Center, LLC

By:____________________________
Shawn Leon, CEO

IN WITNESS WHEREOF, the parties hereto have executed this Consent Agreement as of the Effective Date.

LANDLORD:

Prado Medical Park, Inc. a Florida corporation

By:______________________________
John M. Wargo, Vice President

TENANT:

Boca Cove Detox, LLC

By:______________________________
Tim Besch, Principal

ASSIGNEE:

Evernia Health Center, LLC

By:______________________________
Shawn Leon, CEO

IN WITNESS WHEREOF, the parties hereto have executed this Consent Agreement as of the Effective Date.

LANDLORD:

Prado Medical Park, Inc. a Florida corporation

By:______________________________
John M. Wargo, Vice President

TENANT:

Boca Cove Detox, LLC

By:______________________________
Tim Besch, Principal

ASSIGNEE:

Evernia Health Center, LLC

By:______________________________
Shawn Leon, CEO

ASSIGNMENT AND ASSUMPTION OF LEASE

THIS ASSIGNMENT AND ASSUMPTION OF LEASE (this "***Assignment***") dated as of April 29, 2024, is between **Boca Cove Detox, LLC**, an Arizona limited liability company ("***Assignor***") and **Evernia Health Center LLC**, a Florida limited liability company ("***Assignee***").

WHEREAS, Assignor is the lessee under that certain lease executed with respect to the Property (as defined below), which lease is attached in Schedule I attached hereto (the "***Lease***");

WHEREAS, Assignor and Assignee have entered into that certain Definitive Agreement dated as of April 29, 2024 (the "***Agreement***"), pursuant to which Assignee agreed to assume the Lease and to acquire all improvements described therein (the "***Property***") from Assignor and Assignor agreed to assign the Lease, as amended, and to transfer all improvements described therein to Assignee, on the terms and conditions contained therein.

WHEREAS, pursuant to the Agreement, Assignor desires to assign its interest as tenant under the Leases to Assignee, and Assignee desires to accept the assignment thereof, on the terms and conditions set forth below.

Now Therefore, the parties hereto agree as follows:

1. As of the Effective Date (as defined in the Consent to Assignment) (the "***Conveyance Date***"), Assignor hereby assigns to Assignee all of its right, title and interest in and to the Lease.

2. Within one (1) business day after the Conveyance Date, Assignee shall deliver to Assignor the sum of Eighty-Three Thousand Three Hundred Ninety-Two Dollars and 79/100 Dollars ($83,392.79) by wire transfer, or personal or corporate check (the "***Assignee Deposit***"). Upon receipt of the Assignee Deposit, Assignor shall promptly advise Landlord (as defined in the Lease) that Assignor's rights, title and interest in and to the Security Deposit (as defined in the Lease) shall be transferred to Assignee.

3. Assignee agrees that it shall be responsible for the administrative fee due to Landlord (as defined in the Lease) as specified in section 10.1(c) of the Lease.

4. Assignor hereby agrees to indemnify Assignee against, and hold Assignee harmless from, any and all liabilities, losses, claims, damages, costs or expenses, including, without limitation, reasonable attorneys' fees and costs (collectively, the "***Claims***"), originating prior to the Conveyance Date and arising out of the Assignor's obligations under the Lease.

5. As of the Conveyance Date, Assignee hereby assumes all of Assignor's obligations under the Leases and agrees to indemnify Assignor against and hold Assignor harmless from any and all Claims originating on or subsequent to the Conveyance Date and arising out of the Assignee's obligations under the Lease as assumed by Assignee pursuant to this Assignment.

6. In the event of any dispute between Assignor and Assignee arising out of the obligations of the parties under this Assignment or concerning the meaning or interpretation of

any provision contained herein, the losing party shall pay the prevailing party's costs and expenses of such dispute, including, without limitation, reasonable attorneys' fees and costs.

7. This Assignment shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns.

8. This Assignment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

Assignor and Assignee have executed this Agreement as of the day and year first written above.

IN WITNESS WHEREOF, Assignor has executed this Assignment as of the date first above written.

ASSIGNEE:

Evernia Health Center LLC, a Florida limited liability company

By:________________________

Name: Shawn Leon

Title: CEO

Address: 950 Evernia Street
West Palm Beach, Florida 33401

ASSIGNOR:

Boca Cove Detox, LLC, an Arizona limited liability company

By: T Besch

Name: Tim Besch

Title: PRINCIPAL

Address: 6613 N. Scottsdale Road, Suite 200, Scottsdale, AZ 85250

any provision contained herein, the losing party shall pay the prevailing party's costs and expenses of such dispute, including, without limitation, reasonable attorneys' fees and costs.

7. This Assignment shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns.

8. This Assignment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

Assignor and Assignee have executed this Agreement as of the day and year first written above.

IN WITNESS WHEREOF, Assignor has executed this Assignment as of the date first above written.

ASSIGNEE:	**ASSIGNOR:**
Evernia Health Center LLC, a Florida limited liability company	Boca Cove Detox, LLC, an Arizona limited liability company
By: [signature]	By: ____________________
Name: Shawn Leon	Name: Tim Besch
Title: CEO	Title: ____________________
Address: 950 Evernia Street West Palm Beach, Florida 33401	Address: 6613 N. Scottsdale Road, Suite 200, Scottsdale, AZ 85250

Schedule 1

Lease Agreement

LEASE AGREEMENT

THIS LEASE (hereinafter "Lease" or "Lease Agreement") is made and shall be effective as of the date of full execution hereof by PRADO MEDICAL PARK, INC., a Florida corporation, herein called "Landlord", and BOCA COVE DETOX LLC, an Arizona limited liability company, herein called "Tenant".

LEASE SUMMARY

a)	Landlord's Mailing Address:	485 N. E. 28th Road Boca Raton, Florida 33431
b)	Tenant Suite Nos.:	100, 101, 201, 202 and 203
c)	Tenant's Lease Address:	899 Meadows Road, Suite 100 Boca Raton, Florida 33486
d)	Tenant's Name & Mailing Address:	Boca Cove Detox LLC 6613 N. Scottsdale Road, Suite 200 Scottsdale, AZ 85250
e)	Tenant's Trade Name:	Boca Cove Detox LLC
	No. of Doctors/Employees:	±10
f)	Tenant's Billing Address:	Boca Cove Detox LLC 899 Meadows Road, Suite 100 Boca Raton, FL 33486
g)	Tenant Representative's Telephone No. and Email:	Spencer Litman: 480-707-1968 Email: slitman@rockymountaindetox.com
h)	Lease Commencement Date:	May 1, 2021
i)	Lease Expiration Date:	June 30, 2027
j)	Amendments:	N/A
k)	Rentable Square Feet in Premises:	Suite 100 and 101 +/- 4,000 Rentable Square Feet Suite 201 +/- 1,443 Rentable Square Feet Suite 202 +/- 3,334 Rentable Square Feet Suite 203 +/- 1,442 Rentable Square Feet Premises Total: 10,219 Rentable Square Feet

Ju TB

l) Tenant's Work: See Exhibit D

m) Fixed Minimum Annual Rent: See chart below (subject to a partial abatement described in Section 2.2 below)

Year	Rent PSF	Annual Rate	Monthly
Rent Commencement Date to 3/31/2022	$20.30	$207,445.70	$17,287.14
4/01/2022 to 6/30/2022	$20.91	$213,679.29	$17,806.61
7/01/2022 to 6/30/2023	$23.00	$235,037.00	$19,586.42
7/01/2023 to 6/30/2024	$23.69	$242,088.11	$20,174.01
7/01/2024 to 6/30/2025	$24.40	$249,350.75	$20,779.23
7/01/2025 to 6/30/2026	$25.13	$256,831.28	$21,402.61
7/01/2026 to 6/30/2027	$25.89	$264,536.21	$22,044.68

n) Permitted Use: Operation of a medical testing lab and an in-patient substance abuse detoxification facility and related administration, consultation and medical offices

o) Rent Commencement Date: Earlier of May 1, 2021 or the date Tenant begins operation of its business in the Premises

p) Security Deposit: $83,392.79 due and payable upon full execution of this Lease by Tenant

q) Other Sums Payable: N/A

r) <u>ESTIMATED</u> Monthly Payment on Rent Commencement Date

	(Annually**)	(Monthly**)
Fixed Minimum Annual Rent:	$ 207,445.70	$17,287.14
Operating Costs/Expenses:	$ 100,350.58	$ 8,362.55
Sales Tax:	$ 20,006.76	$ 1,667.23
Totals	$ 327,803.04	$27,316.92

** Subject to the partial rent abatement described in Section 2.2 below

THE INFORMATION SET FORTH IN THIS SECTION r) HAS BEEN <u>ESTIMATED</u> BASED ON LANDLORD'S GOOD FAITH ATTEMPT TO CALCULATE SUCH SUMS FOR DISCLOSURE PURPOSES ONLY. THE LANDLORD DISCLAIMS ANY RESPONSIBILITY FOR THE ACCURACY OF THE INFORMATION IN THIS SECTION r) AND DOES NOT WARRANT OR REPRESENT TO TENANT THAT ANY ESTIMATE IS ACCURATE. THE <u>TENANT</u> SHOULD ENGAGE AND RELY ONLY UPON <u>INDEPENDENT</u> REAL ESTATE PROFESSIONALS EMPLOYED BY TENANT TO ASCERTAIN THE ACCURACY OF THESE ESTIMATES.

s) Broker: **Wargo Property Company represents the Landlord in this Lease.**

Karlington Commercial represents the Tenant in this Lease.

t) Allocated Share

"Allocated Share": "Allocated Share - Building" shall mean sixty two and nineteen 100ths (62.19%), which is calculated as the Rentable Square Feet of the Leased Premises (10,219) divided by the total Rentable Square Feet of the Building (16,432). "Allocated Share - Park" shall mean forty seven and thirty nine 100ths (47.39%), which is calculated as the Rentable Square Feet of the Leased Premises (10,219) divided by the total Rentable Square Feet of PRADO MEDICAL PARK (21,561). The parties acknowledge and agree that the total Rentable Square Feet of the Leased Premises is 10,219 square feet, the total Rentable Square Feet of the Building is 16,432 square feet and the total Rentable Square Feet of PRADO MEDICAL PARK is 21,561. These allocated shares are stipulated percentages, agreed upon by the parties, and constitute a material part of the economic basis of this Lease and the consideration to Landlord in entering into this Lease. They shall not be adjusted without the written consent of Landlord and Tenant. If the area of the Leased Premises, the area of the Building, or the area of PRADO MEDICAL PARK are changed after the date of this Lease as a result of factors other than a recalculation of the area of the Leased Premises, the Building or PRADO MEDICAL PARK as they exist at the date of this Lease, the Allocated Share shall be equitably adjusted.

THE FOREGOING LEASE SUMMARY IS AN INTEGRAL PART OF THIS LEASE AGREEMENT

TB

ARTICLE I

Basic Lease Provisions

SECTION 1.1 Leased Premises.

In consideration of the rents, covenants and agreements hereafter reserved and contained on the part of the Tenant to be observed and performed, the Landlord demises and leases to the Tenant, and Tenant rents from Landlord, those certain premises now existing or hereafter to be erected in PRADO MEDICAL PARK which premises is identified as the 899 Building, located at 899 Meadows Road (the "Building") Suites 100, 101, 201, 202 and 203, containing an area of 10,219 Rentable Square Feet herein called the "Leased Premises". The boundaries and location of the Leased Premises are outlined and identified on the Building Plan marked Exhibit A attached hereto and made a part hereof. Square footage for all purposes shall be in accordance with the provisions of Section t) of the Lease Summary (the terms "Rentable Square Feet" and "Gross Leasable Area" are used herein interchangeably to describe the aggregate number of leasable square feet in the Leased Premises). The Leased Premises are located in PRADO MEDICAL PARK on the real property described in Exhibit B attached hereto and made a part hereof. The boundaries of the PRADO MEDICAL PARK (which boundaries may be modified or amended to increase or decrease the area) are identified on Exhibit One, the site plan of PRADO MEDICAL PARK, attached hereto and made a part hereof.

SECTION 1.2 Use of Additional Areas.

The use and occupation by the Tenant of the Leased Premises shall include the non-exclusive use in common with others entitled thereto of the common areas, employees' parking areas, sidewalks and parking areas as such common areas now exist or as such common areas may hereafter be constructed, and other facilities as may be designated from time to time by the Landlord, subject however to the terms and conditions of this Lease and to rules and regulations for the use thereof (including the designation of certain parking areas for use by staff or patients) as prescribed from time to time by the Landlord. Tenant shall not place or store any material in the interior or exterior common areas of the Building at any time except that Tenant may use the south covered parking area as an outside seating area for Tenant's clients and may place chairs in that area for such use. No other materials may be stored in the south covered parking area.

SECTION 1.3 Commencement and Length of Term.

The term of this Lease shall commence on May 1, 2021 (the "Lease Commencement Date" or "Commencement Date") and this Lease shall continue until the expiration date which is 11:59 p.m. on April 30, 2026 (the "Term" or "Lease Term").

SECTION 1.4 Commencement of Rent.

The Tenant's obligation to pay Rent shall begin on the earlier to occur of: (i) the date Tenant commences operation of its business within the Premises, or (ii) May 1, 2021 ("Rent Commencement Date"). Should the Rent Commencement Date be a day other than the first (1st) day of a month, then Tenant shall pay Rent for the fractional month (from the Rent Commencement Date to and including the last day of the fractional month) on a per diem basis (the per diem being

calculated on the basis of a thirty (30) day month) and the Rent for the fractional month shall be payable on the Rent Commencement Date. Thereafter, the Fixed Minimum Rent (and all other amounts as provided for herein) shall be paid by Tenant in equal monthly installments on the first (1st) day each and every month in advance.

SECTION 1.5 Excuse of Landlord's Performance.

Anything in this Lease to the contrary notwithstanding, the Landlord shall not be deemed in default with respect to failure to perform any of the terms, covenants and conditions of this Lease if same shall be due to rainstorm, hurricane, or other weather phenomenon, any strike, lockout, civil commotion, war-like operation, invasion, rebellion, hostilities, military or usurped power, sabotage, governmental regulations or controls, inability to obtain any material, service or financing, through Act of God or other causes beyond the control of the Landlord.

SECTION 1.6 Obligations of Tenant Before Lease Commencement Date.

Provided (i) this Lease has been fully executed and delivered by Landlord and Tenant; (ii) Tenant has delivered to Landlord a current copy of Tenant's liability insurance certificate; and (iii) the Security Deposit described in Section (p) of the Lease Summary has been paid to Landlord, then and in such event Tenant shall be given possession of the Leased Premises beginning on the Lease Commencement Date (hereinafter defined). Tenant shall observe and perform all of its obligations under this Lease (except its obligations to pay Fixed Minimum Rent, its pro rata share of PRADO MEDICAL PARK's Operating Costs provided for in Section 2.6, and its pro rata share of the Building Operating Costs as provided for in Section 2.6 which shall be due and payable beginning on the Rent Commencement Date) beginning on the Lease Commencement Date.

ARTICLE II

Rent

SECTION 2.1 Fixed Minimum Annual Rent.

(a) Subject to the provisions of Section 2.2, Tenant agrees to pay Landlord, subject, however to adjustment as herein provided, as fixed minimum annual rent the sum or sums set forth in Section m) of the Lease Summary ("Fixed Minimum Rent" or "Fixed Minimum Annual Rent"). Beginning on the Rent Commencement Date, the Fixed Minimum Annual Rent shall be payable by the Tenant in equal monthly installments, on or before the first day of each month in advance, at the office of the Landlord as set forth in Section a) of the Lease Summary, or at such other place designated by Landlord, without notice or demand, and without any deduction, counterclaim, or set-off whatsoever.

(b) In the event that at any time any personal or corporate check of Tenant should be returned marked "insufficient funds" or should not be promptly paid by the drawee bank for any other reason, Landlord may, without prejudice to any other right or remedy accruing to Landlord under this Lease, require that all future rent payments are to be made on or before the due date by cash, cashier's check or money order.

Ju TB

SECTION 2.2 Partial Abatement of Fixed Minimum Annual Rent and Tenant's Allocated Share of Prado Medical Park Operating Costs and Building Operating Costs.

Notwithstanding other provisions in this Lease to the contrary, provided that Tenant is not in default hereunder, the Fixed Annual Minimum Rent otherwise payable hereunder shall be partially abated for the months of July, 2022 through and including December, 2022 in an amount equal to $2,500 per month. The foregoing partial abatement of Fixed Annual Minimum Rent shall not include an abatement of Tenant's Allocated Share of Prado Medical Park Operating Costs and Building Operating Costs, which amounts shall continue to be due and payable by Tenant during the foregoing abatement period.

In addition to the partial abatement of Fixed Minimum Annual Rent described in the preceding paragraph, provided that Tenant is not in default hereunder, Tenant shall also be entitled to a partial abatement of Fixed Minimum Annual Rent and a partial abatement of Tenant's Allocated Share of Prado Medical Park Operating Costs and Building Operating Costs that would otherwise be due and payable as to 2,885 rentable square feet of the Leased Premises (the combined rentable square feet of Suites 201 and 203) from the Rent Commencement Date until the earliest of the following events (but subject adjustment in the event of a Tenant Delay (hereinafter defined):

a. The date Tenant occupies and uses Suites 201 and 203; and

b. The date a certificate of occupancy or certificate of completion is issued by the appropriate governmental agency relative to the Suite 201/203 Renovations (hereinafter defined) that are included as part of the Interior Work (hereinafter defined) described in Exhibit C to this Lease.

The amount of the Fixed Minimum Annual Rent partial abatement and the Tenant's Allocated Share of Prado Medical Park Operating Costs and Building Operating Costs partial abatement described in this paragraph shall be calculated based on Fixed Minimum Annual Rent of $20.30 per rentable square foot and the Prado Medical Park Operating Costs and Building Operating Costs of $9.82 per rentable square foot.

SECTION 2.3 Sales, Rental or Use Tax or Excise Tax.

Tenant shall also pay, as additional rent, all sales, rental or use or excise tax imposed, levied or assessed against the rent or any other charge or payment required herein by any governmental authority having jurisdiction thereover, even though the taxing statute or ordinance may purport to impose such sales tax against the Landlord. The payment of sales tax shall be made by Tenant on a monthly basis, concurrently with payment of the Fixed Minimum Annual Rent.

SECTION 2.4 Control of Common Areas by Landlord.

All areas within the exterior boundaries of PRADO MEDICAL PARK which are now or hereafter held for lease or occupation by the Landlord, or used by other persons entitled to occupy floor space in PRADO MEDICAL PARK, including, without limitation, all automobile parking areas, driveways, entrance and exits thereto, and other facilities furnished by Landlord in or near

PRADO MEDICAL PARK, including employee parking areas, covered reserved parking leased to a specific tenant, pedestrian sidewalks and ramps, landscaped areas, and other areas and improvements provided by Landlord for the general use, in common, of tenants, their officers, agents, employees and customers, ("Common Areas"), shall at all times be subject to the exclusive control and management of Landlord, and Landlord shall have the right, but not the obligation, to construct, maintain and operate lighting facilities on all said areas and improvements, to police the same, from time to time to change the area, level, location and arrangement of parking areas and other facilities herein above referred to; to restrict parking by tenants, their officers, agents and employees to employee parking areas, to require tenants, their officers, agents and employees to provide vehicle license numbers and to use parking decals or other reasonable parking identification procedures. Notwithstanding the foregoing, lighting facilities for Tenant's Premises and access shall not be materially diminished, nor shall traffic sight lines be materially diminished, as a result of such modifications by Landlord. Tenant shall have, appropriate to the Leased Premises percentage, non-exclusive use of the Building Directory and Building Lobby Directory signs along with other tenants in the Building.

Landlord shall have the right to close all or any portion of said areas or facilities to such extent as may, in the opinion of Landlord's counsel, be legally sufficient to prevent a dedication thereof or the accrual of any rights to any person or the public therein, to close temporarily all or any portion of the parking areas or facilities, to discourage non-customer parking; and to do and perform such other acts in and to said areas and improvements as, in the use of good business judgment, the Landlord shall determine to be advisable with a view to the improvement of the convenience and use thereof by tenants, their officers, agents, employees and customers. Landlord shall keep said Common Areas clean and in good repair and available for the purposes for which they are intended. Landlord shall have the full right and authority to employ all personnel and to make all rules and regulations pertaining to and necessary for the proper operation and maintenance of the Common Areas and facilities.

SECTION 2.5 License.

All Common Areas and facilities not within the Leased Premises, which Tenant may be permitted to use and occupy, are hereby authorized to be used and occupied under a revocable license, and if any such license be revoked, or if the amount of such areas be diminished, Landlord shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation or diminution of such areas be deemed constructive or actual eviction.

SECTION 2.6 Tenant to Bear Pro Rata Share of PRADO MEDICAL PARK Operating Costs and Building Operating Costs.

(a) Tenant will pay to Landlord, in addition to the rent specified in Article II hereof, as further additional rent, its Allocated Share – Building of the Building Operating Costs, as hereinafter defined, and its Allocated Share – Park of PRADO MEDICAL PARK's Operating Costs, as hereinafter defined. The Allocated Share – Building and Allocated Share – Park shall be as stated in Section t) of the Lease Summary. Such payments shall be made initially as estimated

OtrTB

under Section r) of the Lease Summary and, thereafter, shall continue as provided under Section 2.6(d) hereof.

(b) "Building Operating Costs" as used herein means the total cost and expense incurred in operating, maintaining and repairing the Building, together with improvements and common facilities, actually used or available for use by Tenant and employees, agents, servants, customers and other invitees of Tenant, excluding only items of expense commonly known and designated as debt service. The Building Operating Costs shall specifically include, without limitation the cost and expense incurred in operating, maintaining, repairing and providing (i) property management, (ii) gardening, landscaping and irrigation, (iii) all utility facilities and utility expenses and charges serving exclusively the Building, (iv) all common areas and common facilities, serving exclusively the Building, (v) sanitary control, removal of trash, rubbish, garbage and other refuse from the common areas but not from any Leased Premises, (vi) reserves for the replacement of machinery, equipment and capital repairs for items owned by Landlord or the rental charges for such machinery and equipment, and the cost of personnel to implement such services, (vii) Landlord's insurance premiums on or in respect of the Building, including, but not limited to public liability, property damage all risk perils, rent, flood and windstorm insurance, if carried by Landlord, (viii) all ad valorem and real estate taxes and special assessments for public betterments or improvements levied or assessed by any lawful authority against the land, buildings and improvements, and all other improvements and betterments which are now or which hereafter become a part of the Building, including any betterments or improvements required by the laws of any governmental authority, and (ix) personnel when engaged in maintaining, repairing and operating the Building and Common Facilities. "Common Facilities" means all areas, space, parking facilities, equipment and special services used to operate exclusively the Building or provided by Landlord for the common or joint use and benefit of the occupants of the Building, their employees, agents, servants, customers and other invitees, including, without limitation, parking areas, access roads, driveways, retaining walls, landscaped areas, truck serviceways, loading docks, pedestrian malls, courts, stairs, ramps and sidewalks, washrooms, and signs, wherever located, identifying the Building, or providing instruction signage thereto.

(c) "PRADO MEDICAL PARK Operating Costs" as used herein means the total cost and expense incurred in operating, maintaining, and repairing PRADO MEDICAL PARK's buildings and improvements and common facilities, hereinafter defined, actually used or available for use by Tenant and employees, agents, servants, customers and other invitees of Tenant, excluding only items of expense commonly known and designated as debt service. the PRADO MEDICAL PARK Operating Costs shall specifically include, without limitation the cost and expense incurred in operating, maintaining, repairing and providing (i) property management, (ii) gardening, landscaping and irrigation, (iii) all parking facilities, (iv) all utility facilities (including but not limited to sewer lines and installations, water lines and installation, electrical lines and facilities, and storm drainage facilities), and utility expenses and charges for utility services, (v) sanitary control, removal of trash, rubbish, garbage and other refuse from the common areas but not from any Leased Premises, (vi) reserves for the replacement of machinery, equipment and capital repairs for items owned by Landlord or the rental charges for such machinery and equipment, and the cost of personnel to implement such services, (vii) the cost of personnel when engaged to direct parking and to police the common facilities, including watchmen and security personnel, including payroll and applicable payroll taxes, worker's compensation insurance and fringe benefits, (viii) Landlord's insurance premiums on or in respect of PRADO MEDICAL

PARK, including, but not limited to public liability, property damage all risk perils, rent, flood and windstorm insurance, if carried by Landlord, (ix) all ad valorem and real estate taxes and special assessments for public betterments or improvements levied or assessed by any lawful authority against the land, buildings and all other improvements and betterments which are now or which hereafter become a part of PRADO MEDICAL PARK, (x) all common areas and common facilities, (xi) personnel when engaged to maintain, repair and operate PRADO MEDICAL PARK including all of the Park Common Facilities, and (xii) line painting and other parking facilities serving exclusively PRADO MEDICAL PARK. "Park Common Facilities" means all areas, space, parking facilities, equipment and special services used to operate PRADO MEDICAL PARK, or to provide services to each building within PRADO MEDICAL PARK, or provided by Landlord for the common or joint use and benefit of the occupants of PRADO MEDICAL PARK, their employees, agents, servants, customers and other invitees, including without limitation, parking areas, access roads, driveways, retaining walls, landscaped areas, truck serviceways, loading docks, pedestrian malls, courts, stairs, ramps and sidewalks, washrooms, private roads, utility services and installations, and storm drainage installations and facilities, and signs (wherever located) identifying PRADO MEDICAL PARK, or providing instruction signage thereto.

(d) Landlord shall estimate (i) the Building Operating Costs, and (ii) the PRADO MEDICAL PARK Operating Costs, and Tenant shall pay one-twelfth (1/12) of its Allocated Share of each component (as provided for in subparagraph (a) above) monthly in advance, together with the payment of Fixed Minimum Rent. After the end of each calendar year, Landlord shall furnish Tenant a statement of the actual Building Operating Costs and PRADO MEDICAL PARK Operating Costs (collectively herein the "Actual Operating Costs"), and there shall be an adjustment between Landlord and Tenant, with payment to or repayment by Landlord, as the case may require, to the end that Landlord shall receive the entire amount of Tenant's Allocated Share of the Actual Operating Costs for such preceding calendar year, or, at Landlord's option, any overpayment by Tenant shall be credited on account of the next succeeding monthly payment by Tenant. Landlord may provide the statement of Actual Operating Costs in a time period as elected by Landlord and no delay in providing such statement shall in any manner waive or impair any of Landlord's rights hereunder to provide said statement and to receive any amounts from Tenant so that Landlord shall receive the entire amount of Tenant's Allocated Share of the Actual Operating Costs for all calendar years.

SECTION 2.7 Additional Rent.

In order to give Landlord a lien of equal priority with Landlord's lien for rent, and for no other purpose, any and all sums of money or charges required to be paid by Tenant under this Lease, whether or not the same be so designated, shall be considered "Additional Rent". If such amounts or charges are not paid at the time provided in this Lease, they shall nevertheless, if not paid when due, be collectible as Additional Rent with the next installment of rent thereafter falling due hereunder, but nothing herein contained shall be deemed to suspend or delay the payment of any amount of money or charges as the same becomes due and payable hereunder, or limit any other remedy of the Landlord.

ARTICLE III

Construction of Leased Premises

SECTION 3.1 Landlord's Work.

Landlord confirms that it has constructed, at its own expense, the Building, as more particularly set forth in Exhibit C attached hereto and made a part hereof (hereinafter "Shell Construction"). In addition, subsequent to the Rent Commencement Date, Landlord agrees to perform certain interior painting and renovation work to portions of the Premises all as more particularly described on Exhibit C attached hereto and made a part hereof (hereinafter "Interior Work"). The terms Shell Construction and Interior Work may hereinafter, as the context requires, be collectively referred to as "Landlord's Work".

SECTION 3.2 Tenant's Work.

All construction or alteration work to be performed by Tenant within the Leased Premises shall be accomplished and completed in accordance with the provisions set forth in Exhibit D attached hereto and made a part hereof and the Rules and Regulations for Tenant Construction Work set forth in Exhibit I attached hereto and made a part hereof. Tenant shall furnish Landlord, in advance of Tenant's commencement of any such work, for Landlord's written approval, plans and specifications showing a layout, fixturing plans, interior finish, and any work or equipment to be done or installed by Tenant affecting any structural, mechanical or electrical part of the Leased Premises or the Building containing same. Landlord agrees it will not unreasonably withhold such approval, it being the purpose of this requirement that Tenant's Leased Premises be fixtured and laid out so as not to be a detriment to the other tenants in PRADO MEDICAL PARK and that Tenant's Work shall not be detrimental to Landlord's Building.

SECTION 3.3 Acceptance by Tenant.

(a) As to the Shell Construction completed by Landlord, Tenant certifies that it has inspected the Leased Premises and accepts same as to the Shell Construction in its existing condition.

(b) As to the Interior Work, Landlord and Tenant confirm that this has not been completed as of the Rent Commencement Date but that same shall be completed in accordance with the terms contained in Exhibit C attached hereto and made a part hereof.

SECTION 3.4 Changes and Additions to Building.

Landlord hereby reserves the right at any time to perform maintenance operations and to make repairs, alterations, or additions, and to build adjoining or annexed to any existing building. Tenant agrees to cooperate with Landlord permitting Landlord to accomplish any such maintenance, repairs, alterations, additions or construction. Temporary or partial obstruction of access to the common facilities of PRADO MEDICAL PARK caused by such construction shall not be a default or breach by Landlord, provided Landlord will take all reasonable actions to avoid any partial or temporary obstruction to the Common Facilities. No changes and/or additions shall materially diminish Tenant's client access and/or traffic sight line.

ARTICLE IV

Conduct of Business by Tenant

SECTION 4.1 Use of Leased Premises.

Tenant shall use the Leased Premises solely for the purpose of conducting business as provided in Section n) of the Lease Summary and for no other purpose. TENANT ACKNOWLEDGES THAT THE USE OF THE LEASED PREMISES IS FURTHER LIMITED BY THE MC MEDICAL CENTER DISTRICT zoning classification as set forth in the City of Boca Raton Code of Ordinances as the same may be amended from time to time. The MC Medical Center District zoning classification contains both permitted uses and prohibited uses and the Tenant shall comply at all times with the provisions of the MC Medical Center District zoning classification.

SECTION 4.2 Occupancy of Leased Premises.

Tenant shall occupy the Leased Premises without delay upon commencement of the Term of this Lease, and shall conduct continuously in the Leased Premises the business above stated. Tenant will not use or permit, or suffer the use of the Leased Premises for any business or purpose other than that stated above. Further, Tenant agrees to conduct its business in the Leased Premises under the name or trade name as set forth in Section d) or e) of the Lease Summary and under no other name or trade name except such as may be first approved by Landlord in writing, which approval shall not be unreasonably withheld or delayed. The terms, conditions and rent conditions of this Lease have been negotiated by the Landlord in reliance upon the specific permitted use of the Tenant and the terms of this Lease would be reconsidered by Landlord if another use of the Leased Premises were contemplated by the Tenant.

SECTION 4.3 Condition and Acceptance of Leased Premises.

The taking of possession by Tenant of all or any portion of the Leased Premises for the conduct of business will be deemed conclusive evidence that Tenant has found the Leased Premises, the existing leasehold improvements and all fixtures and equipment, as applicable, acceptable. TENANT CONFIRMS THAT EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN, LANDLORD HAS NOT MADE ANY WARRANTY OR ORAL OR WRITTEN REPRESENTATIONS TO TENANT CONCERNING THE CONDITION OF THE LEASED PREMISES, THE BUILDING, EXISTING LEASEHOLD IMPROVEMENTS OR ANY FIXTURES OR EQUIPMENT ATTACHED TO OR INCORPORATED INTO EITHER THE BUILDING OR THE LEASED PREMISES, OR THE SUITABILITY OF THE LEASED PREMISES OR THE BUILDING FOR ANY PERMITTED OR INTENDED USE BY THE TENANT. THE LEASED PREMISES ARE LET TO THE TENANT IN "AS-IS, WHERE-IS" CONDITION AND WITH ALL FAULTS OR DEFICIENCIES. OTHER THAN AS SET FORTH IN EXHIBIT C AS TO INTERIOR WORK, LANDLORD IS TO PERFORM NO WORK IN READYING THE LEASED PREMISES FOR OCCUPANCY. TENANT HAS HAD THE OPPORTUNITY TO MEASURE THE LEASED PREMISES AND CONFIRMS THAT IT HAS EITHER DECLINED TO MEASURE THE LEASED PREMISES OR HAS HAD THE LEASED PREMISES MEASURED TO TENANT'S SATISFACTION. ACCORDINGLY, FOR ALL

MZ TB

PURPOSES PURSUANT TO THIS LEASE, LANDLORD AND TENANT AGREE THAT THE LEASED PREMISES CONTAIN AND SHALL BE DEEMED TO CONTAIN THE NUMBER OF RENTABLE SQUARE FEET DESCRIBED IN SECTION k) OF THE LEASE SUMMARY.

SECTION 4.4 Use in Compliance With Regulations.

Tenant shall not at any time use or occupy the Leased Premises or the Building, or suffer or permit anyone to use or occupy the Leased Premises, or do anything in the Leased Premises or the Building, or suffer or permit anything to be done in, brought into or kept on the Leased Premises, which in any manner in the sole discretion of Landlord (a) violates the Certificate of Occupancy for the Leased Premises or for the building, (b) causes or is liable to cause injury to the Leased Premises or the building or any equipment, facilities or systems therein, (c) constitutes a violation of the laws-and requirements of any public authorities or the requirements of insurance bodies, (d) impairs or tends to impair the character, reputation or appearance of the building as a first-class office building, (e) impairs or tends to impair the proper and economic maintenance, operation and repair of the building and/or its equipment, Common Facilities or Park Common Facilities or systems, (f) annoys or inconveniences or tends to annoy or inconvenience other tenants or occupants of the building or PRADO MEDICAL PARK, (g) constitutes a nuisance, public or private, or violates any environmental law, ordinance or regulation, or (h) discharges objectionable fumes, vapors or odors into the building vents or otherwise in such a manner as to offend or inconvenience the other tenants or occupants of the building, or (i) is inconsistent with the occupational license issued by any governmental authority. Tenant shall timely obtain all occupational licenses required for the use or occupation of any persons occupying the Leased Premises.

SECTION 4.5 Parking.

(a) The purpose of this Section 4.5 is to ensure that the patients and employees of all tenants in PRADO MEDICAL PARK have fair access to the parking facilities provided; to ensure that no tenant abuses the parking facilities of PRADO MEDICAL PARK to the detriment of other tenants; and, to ensure compliance with the City of Boca Raton Building and Zoning Codes applicable to parking space requirements.

(b) At the time Prado Medical Park was developed, City of Boca Raton Code ("Code") required: (a) one (1) parking space for each 250 square feet of building area, or (b) four (4) parking spaces for each doctor plus one parking space for each employee, whichever is greater, for PRADO MEDICAL PARK. With 21,340 square feet in PRADO MEDICAL PARK (per City Building Department methods of measurement), Code requires at least eighty-seven (87) parking spaces. PRADO MEDICAL PARK contains ninety-six (96) parking spaces which include six (6) covered parking spaces which are "reserved" and use of such "reserved" parking spaces is designated exclusively by the Landlord. The Landlord may, in Landlord's sole discretion, designate specific areas or parking spaces for use by employees, visitors, guests, patients and or service vehicles. Tenant shall be entitled to a total of four (4) reserved, covered parking spaces, three (3) of which shall be located at the west side of the Building and one (1) of which shall be the southern-most space of the north covered parking area, all at no cost to Tenant. The exact location of the reserved spaces will be determined by the Landlord in Landlord's sole discretion.

This Lease is based upon Tenant having not more than the total number of doctors and employees stated in section e) of the Lease Summary on a regular basis. Tenant may not increase the number of doctors or employees regularly at the Premises above the numbers stated in Section e) of the Lease Summary without the written consent of the Landlord, which may be arbitrarily withheld. Landlord may monitor Tenant's use of the parking facilities from time to time to confirm Tenant's use in accordance with the limitations set forth in this Lease.

ARTICLE V

Security Deposit

SECTION 5.1 Amount of Security Deposit.

Prior to Landlord's execution of this Lease, Tenant shall deposit with the Landlord the sum indicated in Section p) of the Lease Summary as a security deposit, and if by check, is subject to collection. During the Term of this Lease and any options hereto, in the event the Leased Premises are expanded or increased in size, then Tenant will increase the amount of the security deposit set forth in Section p) of the Lease Summary held by Landlord proportionately to the percentage of increase in the area of the Leased Premises and Tenant shall pay such difference to Landlord upon demand.

SECTION 5.2 Use and Return of Security Deposit.

If at any time during the Term of this Lease any of the rent herein reserved shall be overdue and unpaid, or any other sum payable by Tenant to Landlord hereunder shall be overdue and unpaid or in the event of the failure of Tenant to keep and perform any of the terms, covenants and conditions of this Lease to be kept and performed by Tenant, then Landlord may, at its option (but Landlord shall not be required to) apply all or any portion of said deposit to the payment of any such overdue rent or other sum or so much thereof as shall be necessary to compensate the Landlord for all loss or damage sustained or suffered by Landlord due to the breach of Tenant. Should the entire deposit, or any portion thereof, be applied by Landlord for the payment of overdue rent or other sums due and payable by Tenant hereunder, then Tenant shall, upon the written demand of Landlord forthwith remit to Landlord a sufficient amount in cash to restore said security to the original sum deposited, and Tenant's failure to do so within five (5) days after receipt of such demand shall constitute a breach of this Lease. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the Security Deposit or any balance thereof shall be returned to Tenant at the expiration of the Term of this Lease.

SECTION 5.3 Transfer of Security Deposit.

Provided Landlord notifies Tenant in writing with the name and address of the purchaser or transferee of Landlord's interest in the Leased Premises, Landlord may deliver the funds deposited hereunder by Tenant to the purchaser or transferee of Landlord's interest in the Leased Premises (in the event that such interest be sold or transferred), and thereupon Landlord shall be discharged from any further liability with respect to such deposit.

SECTION 5.4 Installation by Tenant.

(a) All Tenant Improvements and fixtures installed by Tenant, if any, shall be new. Tenant shall not make or cause to be made any alterations, additions or improvements or install or cause to be installed any exterior signs, exterior lighting, plumbing fixtures, shades or awnings or make any changes to the exterior of PRADO MEDICAL PARK without first obtaining Landlord's written approval and consent. Tenant shall present to the Landlord plans and specifications for such work at the time approval is sought, and simultaneously demonstrate to Landlord that the proposed alterations comply with local zoning and building codes. Tenant shall pay to Landlord the reasonable costs of Landlord's architect and engineers to review such plans on behalf of the Landlord which reasonable costs shall not exceed the sum of Seven Hundred Fifty Dollars ($750.00) per submission. Tenant shall not commence work on any Tenant Improvements until Tenant has received from Landlord, Landlord's written approval of Tenant's plans and specifications and Tenant shall have filed in the Public Records of Palm Beach County, Florida a Notice of Commencement executed by the Tenant in compliance with Florida Statutes 713.

(b) All construction work done by Tenant within the Leased Premises shall be performed in a good and workmanlike manner, in compliance with all governmental requirements, and in such manner as to cause a minimum of interference with other construction in progress (if any) and with the transaction of business in PRADO MEDICAL PARK. Without limitation on the generality of the foregoing, Landlord shall have the right to require that work that produces excessive noise or generates odors or fumes or otherwise substantially interferes with other tenants of PRADO MEDICAL PARK will be performed during hours when PRADO MEDICAL PARK is not open for business, and in accordance with other rules and regulations which Landlord may, from time to time prescribe. Tenant agrees to indemnify Landlord and hold Landlord harmless against any loss, liability or damage, resulting from such work, and Tenant shall, if requested by Landlord, furnish bond or other security satisfactory to Landlord against any such loss, liability or damage. Tenant shall be liable to Landlord for any damages resulting from labor disputes, strikes or demonstrations resulting from Tenant's construction or alteration work with the employment of non-union workers.

SECTION 5.5 Responsibility of Tenant.

All alterations, decorations, additions and improvements made by the Tenant or made by the Landlord on the Tenant's behalf by agreement under this Lease, shall remain the property of the Tenant for the Term of this Lease, or any extension or renewal thereof. Such alterations, decorations, additions and improvements shall not be removed from the Leased Premises without prior consent in writing from the Landlord. Upon expiration of this Lease, or any renewal Term thereof, the Landlord shall have the option of requiring the Tenant to remove all such alterations, decorations, additions and improvements and restore the Leased Premises as provided in Section 6.2 hereof. If the Tenant fails to remove such alterations, decorations, additions and improvements and restore the Leased Premises, then such alterations, decorations, additions and improvements shall become the property of the Landlord and in such event, should Landlord so elect, Landlord may restore the Leased Premises to its original condition for which cost, with allowance for ordinary wear and tear, Tenant shall be responsible and shall pay promptly upon demand. Notwithstanding the foregoing, if Tenant has submitted improvement plans and Landlord has approved such plans, then Tenant shall not be obligated to remove the Landlord approved

Jw

improvements upon expiration of this Lease. Upon expiration of the Lease, provided Tenant is not in default, Tenant may remove from the Leased Premises the following items: Tenant's unattached trade equipment; operating lights; unattached medical equipment; business machines and other unattached personal property of the Tenant.

SECTION 5.6 Tenant Shall Discharge All Liens.

Nothing contained in this Lease shall be construed as a consent on the part of the Landlord to subject the estate of the Landlord to liability under the Construction Lien Law of the State of Florida, it being expressly understood that the Landlord's estate shall not be subject to such liability. Tenant shall strictly comply with the Construction Lien Law of the State of Florida as set forth in Florida Statutes Section 713. Prior to any contractor engaged by Tenant to undertake improvements to the Leased Premises, Tenant shall notify the contractor making any such improvements of the provisions of this paragraph and such notification shall be in writing to the contractor (with a copy to the Landlord) and such notice shall contain at a minimum a verbatim recitation of the first two sentences of this Section 5.6. In the event that a mechanic's claim of lien is filed against the property in connection with any work performed by or on behalf of the Tenant, the Tenant shall satisfy such claim, or shall transfer same to security, within ten (10) days from the date of filing. In the event that the Tenant fails to satisfy or transfer such claim within said ten (10) day period, the Landlord may do so and thereafter charge the Tenant, as additional rent, all costs incurred by the Landlord in connection with satisfaction or transfer of such claim, including attorneys' fees. Further, the Tenant agrees to indemnify, defend and save the Landlord harmless from and against any damage or loss incurred by the Landlord as a result of any such mechanics' claim of lien. If so requested by the Landlord, the Tenant shall execute a short form or memorandum of this Lease, in a form substantially similar to that set forth in Exhibit G attached hereto, which may, in the Landlord's discretion be recorded in the Public Records for the purpose of protecting the Landlord's estate from mechanics' claims of lien, as provided in Florida Statutes Section 713.10. In the event such short form or memorandum of lease is executed, the Tenant shall simultaneously execute and deliver to the Landlord an instrument terminating the Tenant's interest in the real property upon which the Leased Premises are located, which instrument may be recorded by the Landlord at the expiration of the Term of this Lease, or such earlier termination hereof. Landlord has the right to record the memorandum without execution by Tenant in the event Tenant fails to execute the memorandum within seven (7) days after Landlord's request. The Security Deposit paid by the Tenant may be used by the Landlord for the satisfaction or transfer of any mechanics' claim of lien, as provided in this Section. This Section shall survive the termination of the Lease.

SECTION 5.7 Signs, Awnings and Canopies.

(a) Tenant will not place or permit to be placed or maintained on any exterior door, entrance door, wall or window of the Leased Premises of PRADO MEDICAL PARK any sign, awnings or canopy, or advertising matter or other thing of any kind, and will not place or maintain any decoration, letter or advertising matter on the glass of any window or door, nor will any illuminated sign be placed in the window display area of the Leased Premises

(b) Landlord shall supply to Tenant, at Tenant's expense, a sign for Tenant's suite entry, Building lobby and the 899 Building exterior directory, which shall be identical in color,

material, lettering and other characteristics (except content) to all other tenants in the Building. It is the intent of this provision to maintain absolute uniformity of each tenant's signage in PRADO MEDICAL PARK. Tenant further agrees that such signs shall be maintained at all times and shall conform to the criteria established from time to time by Landlord for the PRADO MEDICAL PARK in the exercise of its sole discretion.

(c) Notwithstanding the provisions of subparagraphs (a) and (b) above, the Tenant acknowledges that no signage may be installed without the Landlord obtaining all governmental approvals required prior to the installation of such sign or informational material. Tenant acknowledges and agrees that all signs and informational material must comply with the ordinances and codes of the City of Boca Raton and any other governmental entities having jurisdiction over such installation.

ARTICLE VI

Repairs and Maintenance of Leased Premises

SECTION 6.1 Responsibility of Landlord.

(a) Landlord agrees to repair and maintain in good order and in a commercially reasonable condition the roof, roof drains, outside walls, foundations and structural portions, both interior and exterior, of the Leased Premises and the Common Areas. There is excepted from the preceding covenant, however, (i) repair or replacement of broken plate or window glass (except in case of damage by fire or other casualty and if covered by Landlord's fire and extended coverage policy if any); (ii) doors, door closure devices, window and door frames, moldings, locks and hardware; (iii) repair of damage caused directly or indirectly by the negligence of the Tenant, its employees, agents, contractors, customers, invitees; (iv) repair, reconstruction or replacement of Tenant Improvements, whether existing at the commencement of this Lease or later completed by Tenant; and (v) interior repainting and redecoration. In no event, however, shall Landlord be liable for damages or injuries arising from the failure to make said repairs, unless Landlord shall have received from Tenant written notice identifying the specific item or matter requiring the repair and the Landlord shall thereafter fail to make such repair (or initiate and diligently prosecute such repair) within thirty (30) days after the date Landlord receives Tenant's written notice identifying the item or matter requiring the repair. Landlord will respond to such notice immediately upon receipt and will cause the repair to be made in a timely and commercially reasonable manner as such circumstances require. Tenant waives the provision of any law, now or hereafter in effect or any right under common law, permitting it to make repairs at Landlord's expense. As to any item which Tenant believes requires repair and maintenance and which is the responsibility of the Landlord herein, Tenant shall provide Landlord with written notice of such maintenance and repair items. Landlord will commence and diligently pursue the repair or replacement, as applicable, of any items that are the responsibility of Landlord as identified herein.

(b) Except as hereinabove specifically provided in subparagraph (a) or elsewhere in this Lease, Landlord shall not be obligated or required to make any other repairs, and all other portions of the Leased Premises shall be kept in good repair and condition by Tenant, and at the end of the Term of this Lease, Tenant shall deliver the Leased Premises to Landlord in good repair and condition, reasonable wear and tear and damage from fire and other casualty excepted.

(c) Neither Landlord nor Landlord's agents or servants shall be liable for any damages caused by or growing out of any breakage, leakage, getting out of order or defective condition of the electric wiring, air conditioning or heating pipes or ducts and equipment, closets, plumbing, appliances, sprinklers, other equipment, or other facilities serving the Leased Premises unless the same is the result of the sole and singular negligence of the Landlord, its agents or servants. Neither Landlord nor Landlord's agents or servants shall be liable for any damages in any building attached or adjacent thereto or a part thereof, or in said Leased Premises or a part thereof, caused by, fire, rain, wind or other any other act of God.

(d) The Landlord provides no guard service or security system in connection with this Lease. Tenant, in its sole discretion, determination, and option (subject to Landlord's reasonable approval) may enter into a contract or otherwise provide or make arrangements for providing of a security system or other security services to the Leased Premises. The Tenant acknowledges and agrees that a fire detection system for the Building containing the Leased Premises exists and the maintenance, operating and repair costs for the system are the responsibility of Landlord as part of the Building Operating Costs.

SECTION 6.2 Responsibilities of Tenant.

(a) Without limiting the generality of the foregoing subparagraph 6.1(a), Tenant agrees to repair and maintain in good order and condition the non-structural improvements of the Leased Premises (whether existing as of the Lease Commencement Date or constructed by Landlord or Tenant including but not limited to drywall, ceiling treatments, wall coverings, doors, windows, plate and window glass, and floor covering, mechanical, plumbing, electrical and sewage system, facilities and appliances and all improvements constituting Tenant's Work), all collectively referred to in this Lease as "Tenant Improvements." Further, Tenant agrees to repair, reconstruct or replace at Tenant's expense all Tenant Improvements damaged by fire, casualty or other conditions.

(b) Tenant will not install any equipment which exceeds the capacity of the utility lines leading into the Leased Premises or the building of which the Leased Premises constitute a portion.

(c) Tenant, its employees, or agents, shall not mark, paint, drill or in any way deface any walls, ceilings, partitions, floors, wood, stone or ironwork without Landlord's prior approval and written consent.

(d) Tenant shall comply with the requirements of all laws, orders, ordinances and regulations of all governmental authorities and will not permit any waste of property or same to be done and will take good care of the Leased Premises at all times.

(e) If Tenant refuses or neglects to repair properly as required hereunder and to the reasonable satisfaction of Landlord as soon as reasonably possible after written demand, Landlord may make such repairs without liability to Tenant for any loss or damage that may accrue to Tenant's merchandise, fixtures, or other property, or to Tenant's business by reason thereof and upon completion thereof, Tenant shall pay Landlord's cost for making such repairs, plus ten percent (10%) of such cost for overhead, upon presentation of the bill therefor, as additional rent. Said bill

shall include interest at the rate of fifteen percent (15%) per annum on said cost from the date of completion of repairs by Landlord until paid by Tenant. In the event the Landlord shall undertake any maintenance or repair in the course of which it shall be determined that such maintenance or repair work was made necessary by the negligence or willful act of Tenant or any of its employees or agents or that the maintenance or repair is, under the terms of this Lease, the responsibility of Tenant, Tenant shall pay Landlord's costs therefor plus overhead and interest as above provided in this Section.

(f) At the expiration of the tenancy hereby created, Tenant shall surrender the Leased Premises in the same condition as the Leased Premises were in upon delivery of possession thereto under this Lease, reasonable wear and tear excepted, and damage by unavoidable casualty excepted, and shall surrender all keys for the Leased Premises to Landlord. Tenant shall remove all its trade fixtures, leased equipment and any alterations or improvements which Landlord requests to be removed before surrendering the premises as aforesaid, provided, however, the Tenant shall not be required to remove any alteration, decoration, addition or improvement for which the Landlord has provided Tenant with written approval to install or construct in the Leased Premises and shall repair any damage to the Leased Premises caused thereby. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of the Term of the Lease.

(g) Tenant shall at its own expense perform all janitorial and cleaning services within the Leased Premises in order to keep same in a neat, clean and orderly condition.

(h) Tenant shall give Landlord prompt written notice (and telephonic notice in the case of an emergency) of any fire or damage occurring on or to the Leased Premises.

(i) Tenant shall maintain and clean the Leased Premises, including daily trash removal, window cleaning, bathroom cleaning and other maintenance and cleaning requirements as adopted from time to time by Landlord, including but not limited to, the following:

(1) Empty and clean all waste baskets and remove waste to a designated container (daily).

(2) Spills, any other substance or material on the floors or any condition on the floor creating a hazardous condition and any stain on the floor shall be cleaned up and removed immediately.

(3) Clean air supply vents (monthly).

(4) Professional cleaning of the interior of all windows (not less frequently than quarterly).

(5) Professional carpet cleaning and floor refinishing (as needed).

(6) Responsibility for air conditioning maintenance and repair as described in Exhibit Two of this Lease.

JW

ARTICLE VII

Insurance and Indemnity

SECTION 7.1 Liability Insurance.

Tenant shall, during the entire Term hereof, keep in full force and effect bodily injury and property damage comprehensive public liability insurance with respect to the Leased Premises for the combined single coverage of not less than $3,000,000.00. The policy shall name Landlord, Landlord's property manager, Wargo Property Company, any person, firms or corporations designated by Landlord, as additional insured, and shall contain a clause that the insurer will not cancel or change the insurance without first giving the Landlord thirty (30) days prior written notice. The insurance shall be written by a company reasonably approved by Landlord and a copy of the policy or a certificate of insurance shall be delivered to Landlord prior to the commencement of the Term of this Lease. Nothing herein shall be considered to limit the liability of the Tenant under this Lease.

SECTION 7.2 Plate Glass Insurance.

The replacement of any plate glass or window glass damaged or broken from any cause whatsoever in and about the Leased Premises shall be Tenant's responsibility. Tenant shall, during the entire Term hereof, keep in full force and effect a policy of plate glass insurance covering all the plate glass or window glass of the Leased Premises, in amounts satisfactory to Landlord. The policy shall name Landlord and any person, firm or corporation designated by Landlord, and Tenant as insured, and shall contain a clause that the insurer will not cancel or change the insurance without first giving the Landlord fifteen (15) days prior written notice. The insurance shall be written by a company approved by the Landlord and a copy of the policy or a certificate of insurance shall be delivered to Landlord prior to the commencement of the Term of this Lease.

SECTION 7.3 Fire and Extended Coverage Insurance.

Tenant shall at all times during the Term hereof, and at its cost and expense, maintain in effect, policies of insurance covering repair, reconstruction or replacement of all Tenant Improvements existing within the Leased Premises, its fixtures and equipment located on the Leased Premises for their full replacement value providing protection against any peril including within the standard classification of "Fire and Extended Coverage", together with insurance against sprinkler damage, vandalism, and malicious mischief. The proceeds of such insurance shall be used first to repair or replace the fixtures and equipment, and all Tenant Improvements placed or constructed by Tenant or existing as of the Lease Commencement Date within the Leased Premises. The policies shall name Landlord, and any person, firms or corporations designated by Landlord, as additional insured, and shall contain a clause that the insurer will not cancel or change the insurance without first giving the Landlord thirty (30) days prior written notice. The insurance shall be written by a company or companies approved by Landlord and a copy of the policy or a certificate of insurance shall be delivered to Landlord prior to the commencement of the Term of this Lease. Nothing herein shall be considered to limit the liability of the Tenant under this Lease.

SECTION 7.4 Increase in Insurance Premium.

Tenant agrees that it will not keep, use, sell or offer for sale in or upon the Leased Premises any article which may be prohibited by the standard form of fire and extended risk insurance policy. Tenant agrees to pay any increase in premiums for liability or fire and extended coverage insurance that may be charged during the Term of this Lease on the amount of such insurance which may be carried by Landlord on said premises or the building of which they are a part, resulting from the type of article being located in the Leased Premises, whether or not Landlord has consented to the same. In determining whether increased premiums are the result of Tenant's use of the Leased Premises, a schedule issued by the organization making the insurance rate on the Leased Premises, showing the various components of such rate, shall be conclusive evidence of the several items and charges which make up the fire insurance rate on the Leased Premises. Tenant agrees to promptly make, at Tenant's cost, any repairs, alterations, changes and/or improvements to equipment in the Leased Premises required by the company issuing Landlord's fire insurance so as to avoid the cancellation of, or the increase in premiums on, said insurance.

In the event Tenant's occupation and use of the Leased Premises causes any increase of premium for the liability or fire, boiler and/or casualty rates on the Leased Premises or any part thereof above the rate for the least hazardous type of occupancy legally permitted in the premises, the Tenant shall pay the additional premium on the fire, boiler and/or casualty insurance policies by reason thereof. The Tenant also shall pay in such event, any additional premium on the rent insurance policy that may be carried by the Landlord for its protection against rent loss through fire or other casualty. Bills for such additional premiums shall be rendered by Landlord to Tenant at such times as Landlord may elect and shall be due from, and payable by Tenant when rendered, and the amount thereof shall be deemed to be additional rent.

SECTION 7.5 Indemnification of Landlord.

Neither (i) Landlord, (ii) any superior lessor or any mortgagee of the Landlord, nor (iii) any partner, director, officer, agent, servant or employee of Landlord, any superior lessor or any superior mortgagee, shall be liable to Tenant for any loss, injury or damage to Tenant or to any other person, or to its or their property, irrespective of the cause of such injury, damage or loss, unless caused by or resulting from the sole and singular gross negligence of Landlord, its agents, servants or employees in the operation or maintenance of the Leased Premises or the buildings, improvements and Common Facilities or Park Common Facilities of PRADO MEDICAL PARK, without contributory or comparative negligence applicable to Tenant or any of its subtenants or licensees or its or their employees, agents, contractors, clients or patients. Further, neither (i) Landlord, (ii) any superior lessor or any mortgagee of the Landlord, nor (iii) any partner, director, officer, agent, servant or employee of Landlord, any superior lessor or any superior mortgagee, shall be liable (a) for any such damage caused by other tenants or persons in, upon or about the buildings, improvements and Common Facilities or Park Common Facilities of PRADO MEDICAL PARK, or caused by operations in construction of any private, public or quasi-public work, or (b) even if negligent, for consequential damages arising out of any loss of use of the Leased Premises or any equipment or facilities therein by Tenant or any person claiming through or under Tenant; provided however, the provisions of this subparagraph (b) shall not limit recovery for actual damages resulting from the sole and singular negligence of Landlord to the extent such

JW

actual damages are the responsibility of Landlord pursuant to the provisions of this paragraph of Section 7.5.

Tenant shall indemnify and hold harmless Landlord and all superior lessors and superior mortgagees and its and their respective partners, directors, officers, agents and employees from and against any and all claims arising from or in connection with (a) the conduct or management of PRADO MEDICAL PARK or of any business therein, or any work or thing whatsoever done, or any condition created (other than by Landlord or another tenant within PRADO MEDICAL PARK) in or about the PRADO MEDICAL PARK during the Term of this Lease or during the period of time, if any, prior to the Commencement Date that Tenant may have been given access to the Leased Premises, (b) any negligent act or omission of Tenant or any of its subtenants or licensees or its or their partners, directors, offices, agents, invitee's, employees or contractors, (c) unless caused by Landlord's negligence, any accident, injury or damage occurring in, at or upon the PRADO MEDICAL PARK resulting from Tenant's occupancy of the Leased Premises or Tenant's operation of Tenant's business, and (d) any breach or default by Tenant in the full and prompt payment and performance of Tenant's obligations under this Lease; together with all costs, expenses and liabilities incurred in or in connection with each such claim or action or proceeding brought thereon, including, without limitation, all attorneys' fees and expenses. In the event Landlord shall be made a party to any litigation or proceeding commenced by or against Tenant, then Tenant shall protect, indemnify and hold Landlord harmless and Tenant shall pay to Landlord all costs, expenses and reasonable attorneys' fees (both trial and appellate fees) incurred or paid by Landlord in connection with such litigation or proceeding. Tenant shall also pay all costs, expenses and reasonable attorney's fees that may be incurred or paid by Landlord in enforcing the covenants and agreements in this Lease.

Landlord shall indemnify and hold harmless Tenant and its and their respective partners, directors, officers, agents and employees from and against any and all claims arising from or in connection with (a) any accident, injury or damage caused solely by Landlord's (or Landlord's employees, officers or directors) gross negligence occurring in, at or upon the PRADO MEDICAL PARK, and (b) any breach or default by Landlord (or Landlord's employees, officers or directors) of Landlord's obligation under this Lease not cured within the applicable curative period(s) provided for in this Lease.

SECTION 7.6 Waiver of Subrogation.

Tenant waives (unless said waiver should invalidate any such insurance) its right to recover damages against Landlord for any reason whatsoever to the extent Tenant recovers indemnity from its insurance carrier. Any insurance policy procured by Tenant which does not name Landlord as a named insured shall, if obtainable, contain an express waiver of any right of subrogation by the insurance company against the Landlord. All public liability and property damage policies shall contain an endorsement that Landlord, although named as an insured, shall nevertheless be entitled to recover damages caused by the negligence of Tenant.

ARTICLE VIII

Utilities

Except as provided in the following sentence, Tenant acknowledges that all charges for water, gas, sewer charges or trash removal (if any, but excluding medical waste, hazardous waste or other waste requiring special handling) or any other utility used or consumed in the Leased Premises are included in the Building Operating Costs. Tenant acknowledges and agrees that the Leased Premises are served by five (5) electrical meters. Tenant shall be responsible for arranging and paying for the delivery of all electricity to the Leased Premises. Tenant further acknowledges that the Leased Premises are served by a total of six (6) separate air conditioning units, two (2) of which serve Suites 100 and 101, and four (4) of which serve Suites 201, 202 and 203. Tenant shall be responsible for the maintenance, repair and replacement of all air conditioning units and related equipment or facilities, provided, however, that Landlord will deliver Suites 201 and 203 with the units serving those suites in good working order on the Lease Commencement Date.

To the extent that Landlord supplies to the Leased Premises or to PRADO MEDICAL PARK water, gas, electricity, sewer charges, trash removal, or any other utility used or consumed in the Leased Premises or within PRADO MEDICAL PARK, the cost of such services and utilities shall be included in the PRADO MEDICAL PARK Operating Costs. In no event shall Landlord be liable for an interruption, failure, or defect in the supply or character of any such utilities furnished to the Leased Premises, improvements or Common Facilities or Park Common Facilities of PRADO MEDICAL PARK (including but not limited to water rationing and electrical power brownouts and blackouts), or any act or omission of the public or private utility serving PRADO MEDICAL PARK or for any other reason not attributable to Landlord. Tenant will at all times comply with the rules, regulations, terms and conditions applicable to service, equipment, wiring, and requirements of the public or private utility supplying electricity to PRADO MEDICAL PARK. In the event that, in Landlord's sole judgment, Tenant's electrical requirements necessitate installation of additional risers, feeders or other proper and necessary equipment, the same shall be installed by Landlord at Tenant's sole and reasonable expense, which shall be chargeable and collectible as additional rent and paid with the next rent payment to Landlord after delivery of an invoice to Tenant by the Landlord. Tenant shall also be required prior to taking possession of the Leased Premises to pay to the Landlord any and all water or sewer connection or meter charges for the Leased Premises if the Landlord has been required to pay such charges by any private or governmental authority having jurisdiction thereover. Tenant specifically acknowledges that Landlord is not the supplier of any utility services including but not limited to electrical service, telephone service and water service, and the unavailability of such services to the Leased Premises due to blackout, moratorium, rationing or any other reason will not constitute or form the basis of a right by Tenant to abate or adjust any rent payments due hereunder, the Tenant hereby assumes all responsibility and risks for obtaining such services. Landlord reserves the right, whether through sub-metering or reasonable estimation process, to pass through to Tenant any extraordinary or excessive utility costs resulting from Tenant's occupancy or business.

ARTICLE IX

Attornment and Subordination

SECTION 9.1 Attornment.

In the event any proceedings are brought for the foreclosure of, or in the event of exercise of the power of sale under any mortgage made by the Landlord covering the Leased Premises or in the event a deed is given in lieu of foreclosure of any such mortgage, if requested to do so, Tenant shall attorn to the purchaser or grantee in lieu of foreclosure upon any such foreclosure or sale and recognize such purchaser or grantee in lieu of foreclosure as the Landlord under this Lease.

SECTION 9.2 Subordination.

Tenant agrees that this Lease and the interest of Tenant therein shall be, and the same hereby is made subject and subordinated at all times to all covenants, restrictions, easements and other encumbrances now or hereafter affecting the fee title of PRADO MEDICAL PARK and to all ground and underlying leases and to any mortgage in any amounts and all advances made and to be made thereon, which may now or hereafter be placed against or affect any or all of the land and/or any or all of the buildings and improvements, including the Leased Premises, now or at any time hereafter constituting a part of PRADO MEDICAL PARK and/or any ground or underlying leases covering same, and to all renewals, modifications, consolidations, participations, replacements and extensions thereof. The term "Mortgages" as used herein shall be deemed to include trust indentures and deeds of trust. The aforesaid provisions shall be self-operative and no further instrument of subordination shall be necessary unless required by any such ground or underlying lessors or mortgagees. Should the Landlord or any ground or underlying lessors or mortgagees desire confirmation of such subordination, then Tenant, within ten (10) days following written request therefor, agrees to execute and deliver, without charge, any and all documents (including, without limitation, the form of Subordination Non-Disturbance and Attornment Agreement attached hereto as Exhibit K or such other form acceptable to Landlord and such ground or underlying lessors or mortgagees) subordinating this Lease and the Tenant's rights hereunder, and the failure to provide such documents shall constitute a default by Tenant under this Lease Agreement.

ARTICLE X

Assignment and Subletting

SECTION 10.1 Assignment - Consent Required; No Subletting.

(a) Tenant shall not, whether voluntarily, involuntarily, or by operation of law or otherwise, without the prior written consent of Landlord which may be given or granted in Landlord's sole discretion, assign or otherwise transfer this Lease or the Term and estate hereby granted, or offer or advertise to do so. The consent by Landlord to any assignment shall not constitute a waiver of the necessity for such consent to any subsequent assignment. Landlord may refuse to grant consent to any assignment by Tenant in Landlord's sole and absolute discretion for any reason or no reason. Any consent by Landlord will require that the use contemplated by the proposed assignee does not conflict (in Landlord's sole and absolute determination) with the use set forth in Section n) of the Lease Summary.

(b) Tenant shall not, whether voluntarily, involuntarily or by operation of law or otherwise (i) sublet the Leased Premises or any part thereof, or offer or advertise to do so, or allow the same to be used, occupied or utilized by anyone other than Tenant, (ii) mortgage, pledge, encumber or otherwise hypothecate this Lease or the Leased Premises or any part thereof in any manner whatsoever, or (iii) permit the Leased Premises or any part thereof to be subleased, occupied, or used for desk space, mailing privileges or otherwise, by any person other than Tenant without in each instance obtaining the prior written consent of Landlord which consent will not be unreasonably withheld by Landlord and provided that and conditioned upon such proposed assignee: (i) complying with and assuming all of the terms and conditions of this Lease; and (ii) that the proposed assignee is as credit worthy as the Tenant and the financial condition of the proposed assignee is reasonably satisfactory to the Landlord; and all of the terms, conditions and requirements of this Article X applicable to an assignment are complied with by the Tenant and the proposed assignee.

(c) If Landlord consents to an assignment, the Tenant shall have the obligation to pay a reasonable administrative fee (including the cost of Landlord's attorneys' fees to prepare such assignment or consent) in connection with such assignment or consent.

(d) If Tenant is a corporation or any other entity that is not a natural person, the transfer of any stock, equity or member interest of Tenant during the Lease Term shall require the Tenant to provide written notice to Landlord of the transfer of such stock, equity or member interest transfer within ten (10) days from the effective date of such transfer. Tenant shall, simultaneously with the delivery of such notice, provide to Landlord a schedule of the names, addresses and new percentage ownership of all equity interest holders in the Tenant. Notwithstanding the foregoing, no transfer of any stock, equity or member interest shall permit any use of the Premises other than as set forth in Section n) of the Lease Summary. Nothing contained herein shall be deemed to release Tenant from any liability or obligations hereunder unless Landlord has expressly consented in writing to such release of the Tenant.

JW

SECTION 10.2 Assignment by Tenant.

Any assignment or transfer, shall be made only if, and shall not be effective until approved by Landlord pursuant to Section 10.1 hereof and, the assignee shall execute, acknowledge and deliver to Landlord an agreement in form and substance satisfactory to Landlord whereby the assignee shall assume the obligations of this Lease on the part of Tenant to be performed or observed and whereby the assignee shall agree that the provisions in Section 10.1 shall, notwithstanding such assignment or transfer, continue to be binding upon it in respect of all future assignments and transfers. The original named Tenant covenants that, notwithstanding any assignment or transfer, whether or not in violation of the provisions of this Lease, and notwithstanding the acceptance of Fixed Minimum Annual Rent and/or Additional Rent by Landlord from an assignee, transferee, or any other party, the original named Tenant shall remain fully liable for the payment of the Fixed Minimum Annual Rent and Additional Rent and for the other obligations of this Lease on the part of Tenant to be performed or observed unless Landlord has provided to Tenant a written instrument executed with the same formalities as this Lease which specifically provides that the Tenant is released from the payment of rent and other obligations under this Lease.

SECTION 10.3 Assignment by Landlord.

In the event of the transfer or assignment by Landlord of its interest in this Lease to a person expressly assuming Landlord's obligations under this Lease, Landlord shall thereby be released from any further obligations hereunder, and Tenant agrees to look solely to such successor in interest of the Landlord for performance of such obligations. Any security and/or Security Deposits given by Tenant to secure performance of Tenant's obligations hereunder may be assigned and transferred by Landlord to such successor in interest, and Landlord shall thereby be discharged of any further obligation relating thereto.

ARTICLE XI

Governmental Regulations, Environmental Compliance and Indemnification

SECTION 11.1 Definitions.

All capitalized terms used in this Article or whenever such capitalized terms appear elsewhere in this Lease and not heretofore defined shall have the meanings set forth below.

"Environment" means any water or water vapor, land (including land surface or subsurface), air, fish, wildlife, biota and all other natural resources.

"Environmental Law" means any statute, law, ordinance, rule, regulation, permit or license of any Governmental Agency relating to the protection of the Environment or governing the use, storage, treatment, generation, transportation, processing, handling, production or disposal of any substance, waste, pollutant or contaminant.

"Environmental Permit" means any permit, license, approval, authorization, consent or registration required by any applicable Environmental Law in connection with the ownership, use or operation of the Property for the storage, treatment, generation, transportation, processing, handling, production or disposal of any Regulated Substance or the sale, transfer or conveyance of the Property.

"Governmental Agency" means any federal, state, local or foreign government, political subdivision, court, agency or other entity, body, organization or group exercising any executive, legislative, judicial, quasi-judicial, regulatory or administrative function of government.

"Property" means Leased Premises.

"Regulated Substance" means any substance, material, chemical, waste, pollutant or contaminant, as defined in or regulated by any applicable Environmental Law or as determined by any Governmental Agency.

"Release" has the meaning given to that term in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Section 9601, et seq.), and the regulations promulgated thereunder.

"Tenant's Representatives" means Tenant's officers, directors, employees, representatives, agents, licensees, contractors, subcontractors, successors, assigns, lessees, sublessees, subtenants, concessionaires, invitees and any other occupants or operators of the Property.

SECTION 11.2 Covenants of Tenant.

The Tenant covenants and agrees with the Landlord as follows:

(a) Neither Tenant nor Tenant's Representatives shall commit or suffer to be committed any waste upon or within the Property or PRADO MEDICAL PARK any nuisance or other act or thing which may disturb the quiet enjoyment of any other Tenant in PRADO MEDICAL PARK or which may adversely affect Landlord's interest in the Property or PRADO MEDICAL PARK. Tenant and Tenant's Representatives shall abide by and comply with all reasonable maintenance and cleaning standards for Tenants as adopted and amended from time to time by Landlord.

(b) At Tenant's sole cost and expense, Tenant shall comply, and shall cause all Tenant's Representatives to comply, with all federal, state, local county and municipal statutes, laws, ordinances, rules, regulations, guidelines, permits, licenses, orders and other applicable requirements of all Governmental Agencies, now in force, or which may hereafter be in force, pertaining to, or affecting the condition, use or occupancy of the Property or PRADO MEDICAL PARK and shall faithfully observe in the use and occupancy of the Property or PRADO MEDICAL PARK all municipal and county ordinances and state and federal statutes, now in force, or which may hereafter be in force.

Specifically, and without limiting the provisions of the foregoing paragraph,

1. Tenant shall comply, and shall cause all Tenant's Representatives to comply, with the requirements set forth in the Americans with Disabilities Act of 1990, Title III, (as the same may be amended from time to time) relating to design, renovation, alteration, and/or construction of the Leased Premises and/or common areas and facilities serving the Leased Premises.

2. Tenant shall not cause or permit, and shall assure that none of Tenant's Representatives causes or permits, the use, manufacture, production, generation, refinement, storage, treatment, transportation, processing, handling, or disposal of any Regulated Substance on, under or about the Property or PRADO MEDICAL PARK or, the transportation of any Regulated Substance to or from the Property or PRADO MEDICAL PARK other than in accordance with each applicable Environmental Law.

(c) Notwithstanding any provision of this section, Tenant shall not cause or permit, and shall assure that none of Tenant's Representatives causes or permits, the use, manufacture, production, generation, refinement, storage, treatment, transportation, processing, handling, or disposal of any Regulated Substance, within the Leased Premises of PRADO MEDICAL PARK or any adjacent property, other than in accordance with each applicable Environmental Law without prior written authorization by the Landlord, and, if Tenant or any Tenant's Representative does so without such authorization, it shall constitute a default under the Lease. Landlord may, in its sole discretion, withhold such authorization, with or without cause, in any instance.

(d) Tenant shall comply with, and shall cause each Tenant's Representatives to comply with, each applicable Environmental Law and shall obtain and comply with, and shall cause each Tenant's Representatives to obtain and comply with, each Environmental Permit. Specifically, and without limiting the provisions of the foregoing sentence,

1. Tenant shall not deposit or dispose, and shall assure that none of Tenant's Representatives deposit or dispose into the garbage disposal facilities provided by Landlord any Regulated Substance for which any Environmental Law prohibits disposition or disposal into such garbage disposal facilities provided by Landlord.

2. Tenant shall employ or engage, at Tenant's expense, or shall assure that Tenant's Representatives employ or engage at its expense, private waste management and disposal services to dispose any Regulated Substance which is required by any Environmental Law to be disposed in any manner other than garbage collection provided by Landlord through public or private garbage collection service.

3. Without limiting the foregoing, Tenant shall employ or engage at Tenant's expense, and assure that Tenant's Representatives employ or engage at its expense, a waste disposal service to provide any storage containers or facilities required by any Environmental Law regulating any "Special Waste" or "Infectious Waste" and to remove from the Property for disposal any "Special Waste" or "Infectious Waste" in accordance with any Environmental Law regulating any "Special Waste" or "Infectious Waste."

(e) Tenant shall not cause or permit the use of the Property:

1. as a landfill or other Regulated Substance disposal site,

2. for manufacturing or industrial operations, or

3. for the storage of petroleum or petroleum based products.

(f) Tenant shall immediately provide the Landlord with a copy of any notification that Tenant or any Tenant's Representative gives or receives with respect to any Release or threat of a Release of any Regulated Substance on, at or from the Property or PRADO MEDICAL PARK or any property adjacent to or within the immediate vicinity of the Property.

(g) Tenant shall immediately notify the Landlord in writing and immediately provide the Landlord with a copy of any communication or notification, including without limitation any notice of any enforcement, removal, remediation or other action made, contemplated or threatened by any Governmental Agency or any notice of any claim or complaint made, contemplated or threatened by any party or entity regarding damage contribution, cost recovery, compensation, loss or injury, that Tenant or any Tenant's Representative receives from any Governmental Agency or other party or entity regarding Tenant's or Tenant's Representatives' activities or any other issues related to the environmental condition of the Property or PRADO MEDICAL PARK or the status of Tenant's or any Tenant's Representative's compliance with any Environmental Law or Environmental Permit.

(h) Tenant shall undertake and complete, and shall assure that Tenant's Representatives undertake and complete, all investigations, studies, sampling and testing and all removal and other remedial actions necessary to contain, remove and clean up any Regulated Substance that is determined to be present at the Property or PRADO MEDICAL PARK and resulting from Tenant's occupancy, operations or business activities, is required to be removed or remediated pursuant to any applicable Environmental Law or Environmental Permit or pursuant to any decision, determination, directive or order of any Governmental Agency. Such removal or remediation shall be in full compliance with any Governmental Agency overseeing such actions and to the satisfaction of the Landlord. Tenant shall promptly deliver to Landlord copies of all documentation regarding the transportation and disposal of Regulated Substances, including, without limitation, all hazardous waste manifests.

(i) Tenant shall undertake and complete, and shall assure that Tenant's Representatives undertake and compete, all investigations, studies, and corrective actions of whatever nature to come into compliance with any Environmental Law or Environmental Permit to the satisfaction of the Landlord and any Governmental Agency overseeing such actions.

(j) However, Tenant shall not undertake, and shall assure that Tenant's Representatives shall not undertake, any remedial action or enter into any settlement agreement, consent decree or other compromise regarding any environmental matter without first notifying Landlord of Tenant's or Tenant's Representative's intention to do so and affording Landlord a reasonable opportunity to appear, intervene or otherwise assert and protect Landlord's interest. In addition to all other rights and remedies of Landlord hereunder, if Tenant does not promptly and diligently undertake all actions described in the foregoing paragraph within thirty (30) days after Landlord has approved of such actions, then Landlord, in its sole discretion, shall have the right, but not the obligation, to cause said remediation to be accomplished, and Tenant shall reimburse, within fifteen (15) business days of demand for reimbursement, all amounts reasonably paid by

JW

Landlord together with interest on said amounts at the highest lawful rate until paid, when said demand is accompanied by proof of payment of the amounts so demanded.

(k) Tenant shall provide Landlord with two (2) copies of any document, correspondence or report, including without limitation any remedial action plan, remedial investigation, feasibility study or compliance audit, prepared by or on behalf of Tenant or any Tenant's Representative, or provided to Tenant or any Tenant's Representative by any Governmental Agency or other party or entity, regarding the environmental condition of the Property or PRADO MEDICAL PARK or the status of Tenant's or any Tenant's Representative's compliance with any Environmental Law or Environmental Permit.

(l) In connection with any Environmental circumstance or condition or Environmental Law, Tenant shall allow, and shall assure that Tenant's Representatives allow, the Landlord and its officers, directors, employees, agents, representatives, contractors and subcontractors reasonable access to the Property, during regular business hours of the Tenant or Tenant's Representatives for the purpose of visually ascertaining the condition of the Property.

(m) If at any time the Landlord obtains any evidence or information that demonstrates to a reasonable degree of certainty that the Property is in violation of any Environmental Law resulting from Tenant or any Tenant's Representative actions or inactions the Landlord may require the Tenant or to cause a full or supplemental environmental inspection and audit report, with respect to the Property, of a scope and level of detail reasonably satisfactory to the Landlord, to be prepared, at the Tenant's expense, by an environmental engineer or other qualified person acceptable to the Landlord. Such audit shall, at the Landlord's request include a physical inspection of the Property, a records search, a visual inspection of any property that is adjacent to or within the immediate vicinity of the Property, personnel interviews and a review of each Environmental Permit. If necessary to determine whether a violation of any Environmental Law exists, such inspection shall also include subsurface testing for the presence of any Regulated Substance in the soil, subsoil, bedrock, surface water or groundwater. If such audit report indicates the presence of any Regulated Substance or a Release or threat of a Release of any Regulated Substance on, at, under or from the Property in violation of any applicable Environmental Law or Environmental Permit resulting from Tenant or any Tenant's Representative actions or inactions, the Tenant shall promptly undertake and diligently pursue to completion all necessary, appropriate and legally authorized investigative, containment, removal, clean-up or other remedial actions required by any Environmental Law, using methods recommended by the engineer or other person who prepared such audit report and acceptable to the appropriate Governmental Agency.

SECTION 11.3 Assumption and Indemnification.

(a) The Tenant hereby covenants and agrees, at its sole cost and expense, to assume and be solely responsible for any and all actions, activities, arrangements, negotiations, and reports (including, without limitation, containments, investigations, samplings, monitorings, feasibility studies, remedial activities, removals, disposals, treatments, post-remedial monitorings, preparations of reports and meetings and negotiations with Governmental Agencies, and defenses of Governmental Agency enforcement actions or toxic tort suits) relating to, resulting from, or arising out of, (1) any use of the Property by the Tenant or Tenant's Representatives, (2) the presence of any Regulated Substance or the Release or threat of a Release of any Regulated

Substance, at any time, on, at, under or from the Property or PRADO MEDICAL PARK resulting from Tenant or any Tenant's Representative actions or inactions, (3) the failure to promptly undertake and diligently pursue to completion all necessary, appropriate and legally authorized or required investigative, containment, removal, clean-up and other remedial actions with respect to a Release or threat of a Release of any Regulated Substance, at any time, on, at or from the Property or PRADO MEDICAL PARK resulting from Tenant or any Tenant's Representative actions or inactions, (4) human exposure to any Regulated Substance, noise, vibration or nuisance of any kind to the extent the same arises from the condition of the Property or the ownership, use, sale, operation, conveyance or operation thereof, (5) a violation of any Environmental Law by the Tenant or any Tenant's Representative, (6) non-compliance with any Environmental Permit by the Tenant or any Tenant's Representative or (7) a material misrepresentation or material inaccuracy in any representation or warranty or a material breach of, or failure to perform any, covenant made by the Tenant in this Article and any action by the Landlord to enforce such covenants and agreements.

(b) The Tenant hereby covenants and agrees, at its sole cost and expense, to indemnify, protect, defend and save harmless Landlord, and all superior lessors and superior mortgagees and its and their respective partners, directors, officers, agents, representatives and employees (such Landlord, superior lessors, superior mortgagees, respective partners, directors, officers, agents, representatives and employees being collectively the "Indemnitees") from and against, any and all damages, losses, liabilities, obligations, penalties, claims, litigation, demands, defenses judgments, suits, actions, proceedings, costs, disbursements and expenses (including, without limitation, reasonable attorneys' and experts' fees, expenses and disbursements) or any kind or nature whatsoever that may, at any time (including, without limitation, those arising from statutory enactments or amendments or regulatory promulgations or amendments subsequent to the date of this Agreement), be imposed upon, incurred by, or asserted or awarded against, the Indemnitees relating to, resulting from or arising out of, (1) any use of the Property or PRADO MEDICAL PARK by Tenant or any Tenant's Representative, (2) the presence of any Regulated Substance or the Release or threat of a Release of any Regulated Substance, at any time, on, at or from the Property or PRADO MEDICAL PARK resulting from Tenant or any Tenant's Representative actions or inactions, (3) the failure by Tenant or any Tenant's Representative to promptly undertake and diligently pursue to completion all necessary, appropriate and legally authorized or required investigative, containment, removal, clean-up and other remedial actions with respect to a Release or threat of a Release of any Regulated Substance, at any time, on, at or from the Property or PRADO MEDICAL PARK resulting from Tenant or any Tenant's Representative actions or inactions, (4) human exposure to any Regulated Substance, noise, vibration or nuisance of any kind to the extent the same arises from the condition of the Property resulting from Tenant or any Tenant's Representative actions or inactions or the Tenant's use or operation thereof, (5) a violation of any Environmental Law by the Tenant or any Tenant's Representative, (6) non-compliance with any Environmental Permit by the Tenant or any Tenant's Representative, or (7) a material misrepresentation or material inaccuracy in any representation or warranty or a material breach of, or failure to perform any, covenant or agreement made by the Tenant in this Article and any action by the Landlord to enforce such covenants and agreements.

(c) The liability of the Tenant to the Indemnitees hereunder shall in no way be limited, abridged, impaired or otherwise affected by (1) the invalidity or unenforceability of any of the terms or provisions of the Lease (2) any applicable statute of limitations, (3) any

JW

investigation or inquiry conducted by or on the behalf of the Indemnitees or any information that the Indemnitees may have or obtain with respect to the environmental condition of the Property or PRADO MEDICAL PARK (4) the sale, transfer or conveyance of all or part of the Property or PRADO MEDICAL PARK (5) the release or discharge, in whole or in part, of the Tenant in any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceeding.

SECTION 11.4 Infectious Waste Disposal and Solid Waste Disposal.

(a) Tenant shall abide by all municipal, county, state and federal statutes, laws, ordinances, administrative rules and regulations and guidelines applicable to the disposal of Waste materials (hereinafter collectively referred to as "Applicable Waste Management Law") by Tenant. Tenant shall not deposit or dispose of any waste material which requires special handling into the waste disposal facilities provided by Landlord. Tenant shall at Tenant's expense, employ or engage private waste management services to dispose of any and all waste of the Tenant which must be handled in any manner other than general waste collection provided by Landlord through public or private waste collection service. Without limiting the foregoing, the Tenant shall employ or engage a waste disposal service to provide any required containers or storage facilities and to remove any "Special Waste" or "Infectious Waste" which Tenant must handle in a manner as provided for by Applicable Waste Management Law.

(b) Tenant shall indemnify and hold harmless Landlord and all superior lessors and superior mortgagees and its and their respective partners, directors, officers, agents and employees from and against any and all claims arising form or in connection with any act, omission or negligence of Tenant relating to or arising out of the disposal of waste or any material from the Leased Premises of the Tenant or any of its subtenants or licensees or its or their partners, directors, officers, agents, employees or contractors, together with all costs, expenses and liabilities incurred in or in connection with each such claim or action or proceeding brought thereon, including, without limitation, all reasonable attorneys' fees and expenses. In the event Landlord shall be made a party to any litigation or proceeding commenced by or against Tenant, then Tenant shall protect, indemnify and hold Landlord harmless and Tenant shall pay to Landlord all reasonable costs, expenses and reasonable attorneys' fees (both trial and appellate fees) incurred or paid by Landlord in connection with such litigation or proceeding. Tenant shall also pay all reasonable costs, expenses and reasonable attorney's fees that may be incurred or paid by Landlord in enforcing and covenants and agreements in this section. TENANT ACKNOWLEDGES AND AGREES THAT IT IS THE SOLE RESPONSIBILITY OF THE TENANT TO ASCERTAIN THE PRESENCE OF AND COMPLY WITH ENVIRONMENTAL LAWS GOVERNING THE HANDLING AND DISPOSAL OF WASTE OR ANY OTHER MATERIAL FROM THE LEASED PREMISES.

SECTION 11.5 Hazardous Waste Materials.

(a) For the purposes of this Lease, "Hazardous Waste Materials" shall mean any matter giving rise to liability under:

TB Uk

(i) the Resources Conservation Recovery Act as amended by the Hazardous and Solid Waste Amendments of 1984, as now or hereafter amended ("RCRA"), 42, U.S.C. Section 6901 et seq.,

(ii) the Comprehensive Environment Response, Compensation and Liability Act as amended by the superfund Amendments and Reauthorization Act of 1986, as now or hereafter amended ("CWECLA"), 42, U.S.C. Sections 9601 et seq.,

(iii)the Toxic Substances and Control Act, as now or hereafter amended ("TSCA"), 15 U.S.C. Sections 2601 et seq.,

(iv)the Clean Air Act, as now or hereafter amended ("CAA"), 42 U.S.C. Sections 7401 et seq.,

(v) any Florida statute governing the generation, storage, disposition, release or existence of hazardous substances,

(vi)any common law theory based on nuisance or strict liability,

(vii) any other applicable law (collectively, the "Hazardous Waste Materials Laws"), and

(viii) biomedical waste as defined in Section 381.0098, Florida Statutes (1993).

(b) Tenant hereby agrees that Tenant and Tenant's officers, directors, employees, representatives, agents, contractors, subcontractors, successors, assigns, lessees, sublessees, concessionaires, invitees and any other occupants of the Leased Premises (for purpose of this section, referred to collectively herein as "Tenant Representative") shall not use, generate, manufacture, refine, produce, process, store or dispose of on, under or about the Leased Premises or the Building or transport to or from the Leased Premises or the Building for the purpose of generating, manufacturing, refining, producing, storing, handling, transferring, processing or transporting Hazardous Waste Material, except in compliance with all applicable Hazardous Waste Materials Laws. Furthermore, Tenant shall, at its own expense, procure, maintain in effect and comply with all conditions of any and all permits, licenses and other governmental and regulatory approvals required by the storage or use by Tenant or any of Tenant's Representatives of Hazardous Waste materials on the Leased Premises, including, without limitation, discharge of appropriately treated materials or wastes into or through any sanitary sewer serving the Building.

(c) If at any time during the Lease Term or any extended term of the Lease, any contamination of the Leased Premises or the Building by Hazardous Waste Materials shall occur where such contamination is caused by the actions or inactions or omission of Tenant or Tenant's representatives ("Tenant Contamination"), then Tenant, at its sole cost and expense, shall, to the satisfaction of Landlord, promptly and diligently remove such Hazardous Waste materials from the Building or the ground water underlying the Building to the extent reasonably possible in accordance with the requirements of the applicable Hazardous Waste Materials Laws and industry standards then prevailing in the Hazardous Waste Materials Management and remediation industry in Florida. However, Tenant shall not take any required remedial action in response to any

Tenant's Contamination in or about the Building or enter into any settlement agreement, consent, decree or other compromise in respect to any claims relating to any Tenant's Contamination without first notifying Landlord of Tenant's intention to do so and afforded Landlord the opportunity to appear, intervene or otherwise appropriately assert and protect Landlord's interest with respect thereto. In addition to all other rights and remedies of Landlord hereunder, if Tenant does not promptly and diligently take all steps to prepare and obtain all necessary approvals of remediation plan for any Tenant's Contamination within thirty (30) days after Landlord has reasonably approved Tenant's remediation plan and all necessary approvals and consents have been obtained and thereafter continue to prosecute said remediation plan, then Landlord, in its sole discretion, shall have the right, but not the obligation, to cause said remediation to be accomplished, and Tenant shall reimburse, within fifteen (15) business days of demand for reimbursement, all amounts reasonably paid by Landlord together with interest on said amounts at the highest lawful rate until paid, when said demand is accompanied by proof of payment of the amounts so demanded. Tenant shall promptly deliver to Landlord copies of hazardous waste manifests reflecting the legal and proper disposal of all Hazardous Waste Materials removed from the Building as part of Tenant's remediation of any Tenant's Contamination.

(d) Each party hereto (for purposes of this section, "Notifying Party") shall immediately notify the other party (the "Notice Recipient") in writing of:

(i) any enforcement, clean-up, removal or other governmental or regulatory action instituted, contemplated or threatened concerning the Building pursuant to any Hazardous Waste Materials Laws;

(ii) any claim made or threatened by any person against the Notifying Party or the Building relating to damage contribution, cost recovery compensation, loss or injury resulting from or claimed to result from any Hazardous Waste Materials on or about the Building; and

(iii)any reports made to any environmental agency arising out of or in connection with any Hazardous Waste Materials in or removed from the Building including any complaints, notices, warnings or asserted violations in connection therewith, all upon receipt by the Notifying Party of actual knowledge of any of the foregoing matters. Notifying Party shall also supply to Notice Recipient as promptly as possible, and in any event within five (5) business days after Notifying Party first receives or sends the same, with copies of all claims, reports, complaints, notices, warning or asserted violations relating in any way to the Leased Premises or the Building.

SECTION 11.6 Covenants of Landlord

Landlord hereby represents to Tenant that there are no Hazardous Substances in the PRADO MEDICAL PARK (exclusive of the Tenant Improvements) in violation of any Environmental Laws resulting from Landlord's actions or inactions (specifically excluding any actions or inactions of any tenant of PRADO MEDICAL PARK or any third party). If PRADO MEDICAL PARK (exclusive of the Tenant's Improvements) is in violation of the Environmental Laws as a result of actions or inactions of Landlord or Landlord's agents, employees, or

TV ME

contractors, (and specifically excluding any actions or inactions of any tenant of PRADO MEDICAL PARK or any third party) Landlord at its sole cost and expense, shall be responsible for removal, remediation, and/or encapsulation of the same as required by the Environmental Laws. Notwithstanding anything to the contrary in this Article XI, Tenant shall have no liability or responsibility whatsoever for any environmental contamination or remediation or anything relating thereto that is unrelated to Tenant's use or occupation of the Leased Premises or that does not result from Tenant's or Tenant's representatives, agents, employees, contractors, or invitee's actions or inactions.

ARTICLE XII

Rules and Regulations

SECTION 12.1 Rules and Regulations.

Tenant agrees to comply with and abide by the Building Rules and Regulations of PRADO MEDICAL PARK attached hereto and made a part hereof as Exhibit H as adopted and amended from time to time by Landlord. Nothing contained in this Lease shall be construed to impose upon Landlord any duty or obligation to enforce the Rules and Regulations against any other tenant or any employees or agents of any other tenant, and Landlord shall not be liable to Tenant for violation of the Rules and Regulations by any other tenant or its employees, agents, invitees or licensees.

ARTICLE XIII

Solicitation of Business

Tenant and Tenant's employees and agents shall not solicit business in the parking or other common areas, nor shall Tenant distribute any handbills or other advertising matter in the common areas and specifically on the automobiles parked in the parking areas. Tenant and Tenant's employees and agents shall not display, advertise or disseminate any visual or auditory advertising or business information from a parked or moving vehicle within PRADO MEDICAL PARK, including but not limited to window and bumper stickers or sun shades or blinds, painting or other implementation of advertising materials affixed to a vehicle and the use of noise producing devises to either draw attention to or communicate advertising or promotional information.

ARTICLE XIV

Destruction of Leased Premises

SECTION 14.1 Total or Partial Destruction of Leased Premises.

If PRADO MEDICAL PARK shall be damaged by fire, the elements, unavoidable accident or other casualty, without the fault of Tenant, but the Leased Premises is not thereby rendered untenantable in whole or in part, Landlord shall (subject to the provision of Section 14.2 below) at its own expense cause such damage, to be repaired, but only: (i) to the extent of Landlord's original obligation to construct pursuant to Section 3.1 and, (ii) after Landlord has received Landlord's insurance proceeds from Landlord's insurers, provided the proceeds received by Landlord from

Landlord's insurers is sufficient to pay for the repair, reconstruction or replacement, and the rent and other charges shall not be abated. If by reason of such occurrence, the Leased Premises shall be rendered untenantable only in part, Landlord shall at its own expense cause the damage, except for Tenant's Improvements, equipment and fixtures, to be repaired, but only (i) to the extent of Landlord's original obligation to construct pursuant to Section 3.1, and (ii) after Landlord has received Landlord's insurance proceeds from Landlord's insurers, provided the proceeds received by Landlord from Landlord's insurers is sufficient to pay for the repair, reconstruction or replacement, and the Fixed Minimum Rent meanwhile shall not be abated as to the portion of the Leased Premises not rendered untenantable; provided, however, Landlord shall have the right, to be exercised by notice to Tenant within sixty (60) days after said occurrence, to elect not to repair such damage and to cancel and terminate this Lease effective as of a date stipulated in Landlord's notice, which shall not be earlier than thirty (30) days nor later than sixty (60) days after the giving of such notice. If the Leased Premises shall be rendered wholly untenantable by reason of such occurrence, the Landlord shall at its own expense cause such damage, to be repaired, but only (i) to the extent of the Landlord's original obligation to construct pursuant to Section 3.1, and (ii) after Landlord has received Landlord's insurance proceeds from Landlord's insurers, provided the proceeds received by Landlord from Landlord's insurers is sufficient to pay for the repair, reconstruction or replacement, and the Fixed Minimum Rent meanwhile shall not abate in whole or in part except that Landlord shall have the right, to be exercised by notice to Tenant within sixty (60) days after said occurrence, to elect not to reconstruct the destroyed improvements, and in such event this Lease and the tenancy hereby created shall cease as of the date of the said occurrence. Nothing in this Section shall be construed to permit the abatement in whole or in part of the Building Operating Costs, and/or the PRADO MEDICAL PARK Operating Costs, and other charges set forth in Article II of this Lease to any period during which the Leased Premises shall be in untenantable condition, nor shall there be any abatement for any other item due Landlord by Tenant pursuant to the terms of this Lease.

Notwithstanding anything to the contrary set forth in this Paragraph 14.1, if Landlord maintains a rent interruption insurance policy for the Leased Premises and the Landlord actually receives payment under said policy based on a casualty to the Leased Premises, within fifteen days of receipt of such insurance payment Landlord shall pay to Tenant that portion of the insurance proceeds attributable to the Leased Premises, as reasonably determined by Landlord, up to the amount of Fixed Minimum Rent actually paid by Tenant to Landlord during such period that the Leased Premises were rendered untenantable as a result of such casualty. Nothing contained herein shall obligate Landlord to purchase or maintain rent interruption insurance relative to the Leased Premises or PRADO MEDICAL PARK.

SECTION 14.2 Partial Destruction of PRADO MEDICAL PARK.

In the event that twenty-five percent (25%) or more of the rentable area of PRADO MEDICAL PARK shall be damaged or destroyed by fire or other cause, notwithstanding any other provisions contained herein and that the Leased Premises may be unaffected by such fire or other cause, Landlord shall have the right, to be exercised by notice in writing delivered to Tenant within sixty (60) days after said occurrence, to elect to cancel and terminate this Lease. Upon the giving of such notice to Tenant, the Term of this Lease shall expire by lapse of time upon the thirtieth (30th) day after such notice is given, and Tenant shall vacate the Leased Premises and surrender the same to Landlord.

SECTION 14.3 Reconstruction of Improvements.

In the event of any reconstruction of the Building under this Section, said reconstruction shall be in substantial conformity with the provisions of Exhibit C hereof to the extent of the work as therein set forth as Landlord's Work. If Landlord elects to reconstruct as provided for in Sections 14.1 and 14.2 above, Landlord covenants to promptly commence the reconstruction of the Building and to use reasonable due diligence in repairing the Building to completion in the event of any reconstruction as provided for hereinabove. Tenant, at its sole cost and expense, shall be responsible for the repair and restoration of all Tenant Improvements and the replacement of its fixtures and equipment. Tenant shall commence the reconstruction, repair or replacement of all Tenant Improvements and the installation of fixtures and equipment, promptly upon delivery to it of possession of the Leased Premises by Landlord and shall diligently prosecute such installation to completion.

ARTICLE XV

SECTION 15.1 Eminent Domain Total Condemnation.

If the whole of the Leased Premises shall be acquired or condemned by eminent domain for any public or quasi-public use or purpose, then the Term of this Lease shall cease and terminate as of the date of title vesting in such proceeding and all rent and other charges shall be paid up to that date and Tenant shall have no claim against Landlord for the value of any unexpired Term of this Lease.

SECTION 15.2 Partial Condemnation.

If any part of the Leased Premises shall be acquired or condemned by eminent domain for any public or quasi-public use or purpose, and in the event that such partial taking or condemnation shall, in the reasonable opinion of Landlord or Tenant, render the Leased Premises unsuitable for the business of the Tenant, then Landlord and Tenant shall each have the right to terminate this Lease by notice given to the other within sixty (60) days after the date of title vesting in such proceeding and Tenant shall have no claim against Landlord for the value of any unexpired Term of this Lease. In the event of a partial taking or condemnation which is not extensive enough to render the premises unsuitable for the business of the Tenant, then Landlord shall promptly restore the Leased Premises (exclusive of Tenant's improvements, Tenant's equipment and trade fixtures) to a condition comparable to its condition at the time of such condemnation less the portion lost in the taking and the building of which the Leased Premises forms a part to the extent necessary to constitute the portion of the building not so taken as a complete architectural unit; provided that Landlord shall not in any event be required to spend for such repair, restoration or alteration work an amount in excess of the respective amounts received by Landlord as damages for the taking of such part of the Leased Premises and of the building of which the same forms a part. As used herein, the amount "received by Landlord" shall mean that portion of the award or damages in condemnation received by Landlord from the condemning authority which is free and clear of all

prior claims or collections by the holders of any mortgages or deeds of trust or any ground or underlying lessors, and this Lease shall continue in full force and effect except that the Fixed Minimum Annual Rent shall be reduced in proportion to the portion of the Leased Premises lost in the taking. If more than twenty five percent (25%) of the floor area of the buildings in PRADO MEDICAL PARK shall be taken as aforesaid (whether or not the Leased Premises shall be affected by the taking), Landlord shall have the right to terminate this Lease by notice to Tenant given within sixty (60) days after the date of title vesting in such proceeding and Tenant shall have no claim against Landlord for the value of the unexpired Term of this Lease.

SECTION 15.3 Landlord's Damages.

In the event of any condemnation or taking as hereinabove provided, whether whole or partial, the Tenant shall not be entitled to any part of the award, as damages or otherwise, for such condemnation and Landlord is to receive the full amount of such award, the Tenant hereby expressly waives any right or claim to any part thereof.

SECTION 15.4 Tenant's Damages.

Although all damages in the event of any condemnation are to belong to the Landlord whether such damages are awarded as compensation for diminution in value of the Leasehold or the fee of the Leased Premises, Tenant shall have the right to claim and recover from the condemning authority, but not from Landlord, such compensation as may be separately awarded or recoverable by Tenant in Tenant's own right on account of any damage to Tenant's business by reason of the condemnation and for or on account of any cost or loss to which Tenant might be put in removing Tenant's merchandise, furniture, fixtures, leasehold improvements and equipment, provided no such claim shall diminish or otherwise adversely affect Landlord's award. Each party agrees to execute and deliver to the other all instruments that may be required to effectuate the provisions of Section 15.3 and this Section 15.4.

SECTION 15.5 Sale Under Threat of Condemnation.

A sale by Landlord to any authority having the power of eminent domain, either under threat of condemnation or while condemnation proceedings are pending, shall be deemed a taking under the power of eminent domain for all purposes under this Article.

ARTICLE XVI

Default of Tenant

SECTION 16.1 Events of Default.

Upon the happening of one or more of the events as expressed below in (a) to (l), inclusive (individually and collectively, "Event of Default"), the Landlord shall have any and all rights and remedies hereinafter set forth:

(a) In the event Tenant should fail to pay any monthly installment of rent or any other sums required to be paid hereunder within three (3) days from Landlord's written notice of non-payment.

(b) In the event a petition in bankruptcy (including Chapter X and Chapter XI bankruptcy proceedings or any other reorganization proceedings under the Bankruptcy Act) be filed by the Tenant, or be filed against Tenant, and such petition is not dismissed within thirty (30) days from the filing thereof, or in the event Tenant is adjudged a bankrupt.

(c) In the event an assignment for the benefit of creditors is made by Tenant.

(d) In the event of an appointment by any court of a receiver or other court officer of Tenant's property and such receivership is not dismissed within thirty (30) days from such appointment.

(e) In the event Tenant removes, attempts to remove, or permits to be removed from the Leased Premises, except in the usual course of trade, the goods, furniture, effects or other property of the Tenant brought thereon.

(f) In the event Tenant, before the expiration of the Term hereof and without the written consent of the Landlord, vacates the Leased Premises or abandons the possession thereof, or uses the same for purposes other than the purposes for which the same are hereby leased.

(g) In the event an execution or other legal process is levied upon the goods, furniture, effects or other property of Tenant brought on the Leased Premises or upon the interest of Tenant in this Lease and the same is not satisfied or dismissed within thirty (30) days from this levy.

(h) In the event Tenant abandons or fails to occupy the Leased Premises or continuously operate Tenant's business within the Leased Premises during the Term, or any renewal thereof. Notwithstanding the above, so long as Tenant is current with all monies due under this lease, abandonment or failure to occupy the Leased Premises shall not be considered an event of default.

(i) In the event Tenant fails to keep, observe or perform any of the other terms, conditions or covenants on the part of Tenant herein to be kept, observed and performed for more than ten (10) days after written notice thereof is given by Landlord to Tenant specifying the nature of such default, or if the default so specified shall be of such a nature that the same cannot reasonably be cured or remedied within said ten (10) day period, if Tenant shall not in good faith have commenced the curing or remedying of such default within such ten (10) day period and shall not thereafter continuously and diligently proceed therewith to completion.

(j) In the event Tenant or any other person or entity under common control or ownership with the Tenant is in default with respect to any other leases with the Landlord.

(k) Tenant shall not place a load upon any floor of the Leased Premises exceeding the floor load per square foot which such floor was designed to carry. Any load exceeding the floor load per square foot maximum, must be placed by Tenant at Tenant's expense so as to safely

distribute the weight in accordance with engineering standards which Tenant shall obtain from Landlord's engineer at Tenant's expense. Business machines and mechanical equipment shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient in Landlord's reasonable judgment to absorb and prevent vibration, noise and annoyance. If the Leased Premises be or become infested with insects or vermin as a result of the use or any misuse or neglect of the Leased Premises by Tenant, its agents, employees, visitors or licensees, Tenant shall at Tenant's expense cause the same to be exterminated from time to time to the reasonable satisfaction of Landlord and shall employ such exterminators and such exterminating company or companies as shall be reasonably approved by Landlord.

SECTION 16.2 Remedies of Landlord.

(a) In the event of any such default or breach, Landlord shall have the immediate right to re-enter the Leased Premises, by summary proceedings or any other remedy provided by Statute or law, and to dispossess Tenant and all other occupants therefrom and remove and dispose of all property therein in the manner provided in subparagraph (c) of this Section. Landlord shall also have the right, at the option of Landlord to terminate this lease upon three (3) days written notice to Tenant, and to thereupon re-enter and take possession of the said premises with legal process or as provided by Statute or law. In the event of any such default or breach, Landlord shall have the right, at its option, from time to time, without terminating this Lease to re-enter, and re-let the premises, or any part thereof, with or without legal process, as the agent and for the account of Tenant upon such terms and conditions as Landlord may deem advisable or satisfactory, in which event the rents received on such re-letting shall be applied first to the expenses of such re-letting and collection including but not limited necessary renovations and alterations of the Leased Premises, reasonable attorney's fees, any real estate commissions paid, and thereafter toward payment of all sums due or which become due Landlord hereunder, and if a sufficient sum shall not be thus realized or secured to pay such sums and other charges, (i) at Landlord's option, Tenant shall pay Landlord any deficiency monthly, notwithstanding Landlord may have received rent in excess of the rent stipulated in this Lease in previous or subsequent months, and Landlord may bring an action therefor as such monthly deficiency shall arise, or (ii) at Landlord's option, the entire deficiency, which is subject to ascertainment for the remaining Term of this Lease, shall be immediately due and payable by Tenant. Nothing herein, however, shall be construed to require Landlord to re-enter in any event. The Landlord shall not, in any event, be required to pay Tenant any surplus of any sums received by Landlord on a re-letting of said premises in excess of the rent provided in this Lease.

(b) In the event of any such default or breach, the Landlord shall have the right, at its option, to declare the rents for the entire remaining Term and other indebtedness, if any, immediately due and payable without regard to whether or not possession shall have been surrendered to or taken by Landlord, and may commence action immediately thereupon and recover judgment therefor.

(c) The Landlord in addition to other rights and remedies it may have, shall have the right to remove all or any part of the Tenant's property from said premises and any property removed may be stored in any public warehouse or elsewhere at the cost of, and for the account of Tenant and the Landlord shall not be responsible for the care or safekeeping thereof, and the Tenant

hereby waives any and all loss, destruction and/or damage or injury which may be occasioned by any of the aforesaid acts.

(d) No such re-entry or taking possession of said Leased Premises by Landlord shall be construed as an election on Landlord's part to terminate this Lease unless a written notice of such intention is given to Tenant. Notwithstanding any such re-letting without termination, Landlord may at all times thereafter, elect to terminate this Lease for such previous default or breach. Any such re-entry shall be allowed by Tenant without hindrance and Landlord shall not be liable in damages for any such re-entry, or guilty of trespass or forcible entry.

(e) Any and all rights, remedies and options given in this Lease to Landlord shall be cumulative and in addition to and without waiver of or in derogation of any right or remedy given to it under any law now or hereafter in effect.

SECTION 16.3 Waiver.

The waiver by Landlord of any breach of any term, condition or covenant herein contained shall not be a waiver of such term, condition or covenant, or any subsequent breach of the same or any other term, condition or covenant herein contained. The consent or approval by Landlord to or of any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent to or approval of any subsequent similar act by Tenant. No re-entry hereunder shall bar the recovery of rents or damages for the breach of any of the terms, conditions or covenants on the part of Tenant herein contained. The receipt of rent after breach or condition broken, or delay on the part of Landlord to enforce any right hereunder, shall not be deemed a waiver or forfeiture, or a waiver of the right of Landlord to annul this Lease or to re-enter said Leased Premises or to re-let same.

SECTION 16.4 Past Due Payments.

In the event any payment due under this Lease should not be paid within five (5) days after the due date, Tenant agrees to pay interest on the amount which is delinquent (beginning on the due date) at the highest rate permitted under the laws of the State of Florida for such delinquent payment until made. In addition thereto, if Tenant shall fail to pay any rents, additional rents or any other payments due under this Lease within five (5) days of the due date thereof, or in the event any check, bank draft, order for payment or negotiable instrument given to Landlord for any payment under this Lease shall be dishonored for any reason whatsoever not attributable to Landlord, then Tenant shall also pay to Landlord an administrative charge equal to whichever is the greater of the following: (i) One Hundred Dollars ($100.00), or (ii) five percent (5%) of such unpaid sum. Tenant recognizes and agrees that the charge which Landlord is entitled to make upon the conditions stated in this Section represents, at the time this Lease is made, a fair and reasonable estimate and liquidation of the cost of Landlord in the administration of PRADO MEDICAL PARK resulting to Landlord from the events described which costs are not contemplated or included in any other rent charges provided to be paid by Tenant to Landlord in this Lease. The provisions herein for administration charges shall not be construed to extend the date for payment of any sums required to be paid by Tenant hereunder or to relieve Tenant of its obligation to pay all such sums at the time or times herein stipulated.

SECTION 16.5 Legal Expenses.

If there is a default in this Lease and it is placed in the hands of an attorney for enforcement, whether or not a complaint is filed, the prevailing party shall be entitled to recover from the non-prevailing party all reasonable costs, charges and expenses of enforcement, including but not limited to reasonable attorneys' fees incurred prior to institution of litigation or in arbitration, bankruptcy or other administration and judicial proceeding. The provisions of this Section 16.5 will survive termination of this Lease.

ARTICLE XVII

Access by Landlord

SECTION 17.1 Right of Entry.

(a) Landlord and Landlord's agents shall have the right to enter the Leased Premises at all reasonable times (with twenty-four (24) hour prior written notice served by hand delivery, fax or email) to examine the same, and to show them to prospective purchasers or lessees of the Leased Premises, and to make such repairs, or alterations, improvements or additions as Landlord may deem necessary or desirable, and Landlord shall be allowed to take all material into and upon said premises that may be required therefor without the same constituting an eviction of Tenant in whole or in part and the rent reserved shall in no way abate while said repairs, alterations, improvements or additions are being made unless Tenant is prevented from operating in the Leased Premises in whole or in part, in which event rent shall be proportionately abated during said period. Notwithstanding any other provision of this Lease to the contrary, during the six (6) months prior to the expiration of the Term of this Lease or any renewal term, Landlord may exhibit the Leased Premises to prospective tenants or purchasers (with twenty four (24) hours notice by Landlord to Tenant, and Landlord agrees that the exhibition of the Premises will be undertaken without unreasonable disruption of Tenant's business). If Tenant shall not be personally present to open and permit an entry into said premises, at any time, when for any reason an entry therein shall be necessary or permissible, Landlord or Landlord's agents may enter the same without in any manner affecting the obligations and covenants of this Lease. Nothing herein contained, however, shall be deemed or construed to impose upon Landlord any obligation, responsibility or liability whatsoever, for the care, maintenance or repair of the building or any part thereof, except as otherwise herein specifically provided.

(b) Tenant shall provide to Landlord in writing any and all security alarm codes, fire alarm codes, access codes and passwords for any security system installed relative to the Leased Premises, if any, so as to allow Landlord's entry to the Leased Premises. Such information shall be provided to Landlord within five (5) days from the date that any such security system or fire alarm system for the Leased Premises is activated, or within five (5) days from the date of any change to any such codes or passwords. In the event that Tenant installs a security system or a fire alarm system relative to the Leased Premises, Tenant shall be solely responsible for the cost of all fees, charges or other costs associated with the maintenance, installation and monitoring associated with such security system, including without limitation any and all fees, fines or charges that may be imposed by any governmental authority for responding to any notice from the security system, including without limitation any amounts imposed as a result of false alarms. Failure of Tenant to

reimburse Landlord for the foregoing shall be an Event of Default hereunder, and this obligation to reimburse Landlord shall survive termination of this Lease.

(c) Except for the space within the inside surfaces of all walls, drop ceilings, floors, windows and doors bounding the Leased Premises, all of the building including without limitations exterior building walls, atrium walls, core corridor walls and doors, terraces or roofs adjacent to or above the Leased Premises and any space in or adjacent to the Leased Premises used for shafts, stacks, pipes, conduits, utilities rooms, ducts, which service other portions of the building in addition to or exclusive of the Leased Premises, are reserved to the Landlord for the purposes of maintenance, decoration, repair, operation, construction of additions to the building or other leased premises within the Building. Landlord reserves the right and Tenant shall permit Landlord and persons authorized by Landlord to access the aforedescribed facilities and to install, erect, use and maintain the aforedescribed facilities in and through the Leased Premises. Landlord and persons authorized by the Landlord shall have the right to enter and/or pass through the Leased Premises at any time or times to make such repairs, alterations, additions and improvements in or to the Leased Premises and/or in or to the Building or its improvements and Common Facilities or Park Common Facilities as Landlord is required or desires to make. Landlord agrees that such work will be undertaken without unreasonable disruption of Tenant's business. Landlord and such authorized persons shall be allowed to take all materials into and upon the Leased Premises that may be required in connection therewith, without liability to Tenant and without any reduction of Tenant's covenants and/or obligations hereunder.

(d) If at any time any windows of the Leased Premises are either temporarily darkened or obstructed by reason of any repairs, improvements, maintenance and/or cleaning in or about the building or covered by any translucent material for the purpose of energy conservation, or if any part of the building, other than the Leased Premises, is temporarily or permanently closed or inoperable, the same shall be without liability to Landlord and without any reduction or diminution of Tenant's obligations under this Lease. Neither this Lease nor any use by Tenant, shall give Tenant any easement or other right in or to (i) the use of any door or any passage or any concourse or other common facility within PRADO MEDICAL PARK, or (ii) the use of such doors, passages, concourses and Common Facilities or Park Common Facilities for access to any other building or any public conveniences or transportation facilities. Tenant acknowledges that the use of such doors, passages, concourses and Common Facilities or Park Common Facilities may without notice to Tenant be regulated or discontinued at any time by Landlord.

(e) If an excavation shall be made upon land adjacent to or under the building in which the Leased Premises is located, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter the Leased Premises for the purpose of performing such work as said person shall deem necessary or desirable to preserve and protect the building from injury or damage to support the same by proper foundations, without any claim for damages or liability against Landlord and without reducing or otherwise affecting Tenant's obligations under this Lease.

SECTION 17.2 Roof.

Use of the roof and/or air space above the Leased Premises is reserved exclusively to the Landlord and Tenant shall have no right to the use of or access to the roof and/or air space above the Leased Premises.

ARTICLE XVIII

Tenant's Property

SECTION 18.1 Taxes on Leasehold or Personalty.

Tenant shall be responsible for and shall pay before delinquent all municipal, county or state taxes assessed during the Term of this Lease against any leasehold interest or personal property of any kind, owned by or placed in, upon or about the Leased Premises by the Tenant.

SECTION 18.2 Loss and Damage.

Landlord shall not be responsible for any damage to property of Tenant or of others located on the Leased Premises nor for the loss of or damage to any property of Tenant or others by theft or otherwise unless the same is the result of the sole and singular negligence of Landlord, its agents, employees and servants. Landlord shall not be liable for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water, rain, or leaks from any part of the Leased Premises or from the pipes, appliances or plumbing works or from the roof, street or subsurface or from any other place or by dampness or by any other cause of whatsoever nature unless such claim is the result of the sole and singular negligence of Landlord, its agents, employees and servants. Landlord shall not be liable for any such damage caused by other tenants or persons in the Leased Premises, occupants of adjacent property within PRADO MEDICAL PARK, or the public, or caused by operations in construction of any private, public or quasi-public work. Landlord shall not be liable in damages or otherwise for any latent defect in the Leased Premises or in the building of which they form a part, except that if Tenant shall give notice to Landlord within a period of one (1) year from the date Tenant takes possession of the Leased Premises of the existence of any such latent defect, then provided such defect shall not have resulted from any act, alteration or improvement made by Tenant, Landlord shall repair such defect. All property of Tenant kept or stored on the Leased Premises shall be so kept or stored at the risk of Tenant only and Tenant shall hold Landlord harmless from any and all claims arising out of damage to same, including subrogation claims by Tenant's insurance carriers unless such claim is the result of the sole and singular negligence of Landlord, its agents, employees and servants.

SECTION 18.3 Notice by Tenant.

Tenant shall give immediate notice to Landlord in case of fire or accidents in the Leased Premises or in the building of which the Leased Premises are a part or of defects therein or in any fixtures or equipment, or of any repair or maintenance item for which the Landlord is responsible under the terms and conditions of this Lease.

ARTICLE XIX

Holding Over/Successors

SECTION 19.1 Holding Over.

In the event Tenant remains in possession of the Leased Premises after the expiration of the tenancy created hereunder, and without the execution of a new lease, Tenant shall be deemed to be occupying the Leased Premises as a Tenant from month-to-month, at a monthly rent equal to 125% of the Fixed Minimum Rent payable during the last month of the lease Term. In the event the Tenant remains in possession of the Leased Premises for more than three (3) months after the expiration of the tenancy created hereunder, and without the execution of a new lease, Tenant shall be deemed to be occupying the Leased Premises as a Tenant from month-to-month, at a monthly rent (for the fourth month) equal to twice the Fixed Minimum Rent payable during the last month of the Term and a ten percent (10%) increase for each month (after the fourth month) that Tenant occupies the Leased Premises thereafter. In addition to the Fixed Minimum Rent Tenant agrees to pay monthly all Additional Rent as provided for in Article II of this Lease.

SECTION 19.2 Successors.

All rights and liabilities herein given to, or imposed upon, the respective parties hereto shall extend to and bind the several respective heirs, executors, administrators, successors, and permitted assigns of the said parties; and if there shall be more than one Tenant, they shall be bound jointly and severally by the terms, covenants and agreements herein. No rights, however, shall inure to the benefit of any assignee of Tenant unless the assignment to such assignee has been approved by Landlord in writing as provided in Section 10.1 hereof. Nothing contained in this Lease shall in any manner restrict Landlord's right to assign or encumber this Lease and, in the event Landlord sells or transfers its interest in PRADO MEDICAL PARK and the purchaser or transferee takes assignment of Landlord's interest in this Lease, Landlord shall thereupon be relieved of all further obligations hereunder.

ARTICLE XX

Quiet Enjoyment

Upon payment by the Tenant of the rents herein provided, and upon the observance and performance of all the covenants, terms and conditions on Tenant's part to be observed and performed, Tenant shall peaceably and quietly hold and enjoy the Leased Premises for the Term hereby demised without hindrance or interruption by Landlord or any other person or persons lawfully claiming by, through or under the Landlord, subject, nevertheless, to the terms and conditions of this Lease.

If Landlord shall fail to perform any term or provision under this Lease required to be performed by Landlord, Landlord shall not be deemed to be in default hereunder nor subject to any claims for damages of any kind, unless such failure shall have continued for a period of thirty (30) days after written notice thereof by Tenant; provided, if the nature of Landlord's failure is such that more than thirty (30) days are reasonably required in order to cure, Landlord shall not be

JW

in default if Landlord commences to cure such failure within such thirty (30) day period, and thereafter reasonably seeks to cure such failure to completion. The aforementioned periods of time permitted for Landlord to cure shall be extended for any period of time during which Landlord is delayed in, or prevented from, curing due to fire or other casualty, strikes, lock-outs or other labor troubles, shortages of equipment or materials, governmental requirements, power shortages or outages, acts or omissions by Tenant or other persons and other causes beyond Landlord's reasonable control. If Landlord shall fail to cure within the times permitted for cure herein, Landlord shall be subject to such remedies as may be available to Tenant (subject to the other provisions of this Lease); provided, in recognition that Landlord must receive timely payments of Rent and operate the Building, Tenant shall have no right of self-help to perform repairs or any other obligation of Landlord, and Tenant shall have no right to withhold, set-off, or abate Rent except to the extent that Tenant has obtained a final monetary judgment against Landlord in a court of competent jurisdiction.

ARTICLE XXI

Miscellaneous

SECTION 21.1 Accord and Satisfaction.

No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying the check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy provided in the Lease or by law.

SECTION 21.2 Entire Agreement.

This Lease and the Exhibits, and any Rider or Addendum, if any, attached hereto and forming a part hereof, set forth all covenants, promises, agreements, conditions and understandings between Landlord and Tenant concerning the Leased Premises and there are no covenants, promises, conditions or understandings, either oral or written, between them other than as herein' set forth. All understandings and agreements heretofore made between Landlord and Tenant (including the agents and employees of either the Landlord or Tenant) are merged into this Lease and any other written correspondence or agreements made prior to the execution of this Lease are hereby terminated, and are null and void. This Lease fully and completely expressed the agreements of the Landlord and Tenant which Lease is entered into by the Landlord and Tenant after full investigation by each party, neither party relying upon any statement or representation not embodied in this Lease or other written agreement executed simultaneously with this Lease. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest.

SECTION 21.3 No Partnership.

Landlord does not, in any way or for any purpose, become a partner of Tenant in the conduct of Tenant's business, or otherwise, or joint venturer or a member of a joint enterprise with Tenant.

SECTION 21.4 Force Majeure.

In the event that either party hereto shall be delayed or hindered in or prevented from the performance of any act required hereunder by reason of strikes, lock-outs, labor troubles, inability to procure materials, failure of power, restrictive governmental laws or regulations, pandemic, riots, insurrection, war or other reason of a like nature not the fault of the party delayed in performing work or doing acts required under the terms of this Lease, then performance of such act shall be excused for the period of the delay and the period for the performance of any such act shall be extended for the period of such delay. Notwithstanding the foregoing, the provisions of this Section 21.4 shall not operate to excuse Tenant from the prompt payment of rent, percentage rent, additional rent or any other payments required by the terms of this Lease.

SECTION 21.5 Notices.

(a) All notices shall be in writing.

(b) Any notice by Tenant to Landlord must be served by certified or registered mail, or private mail service, postage prepaid, addressed to Landlord at the address first hereinabove given or at such other address as Landlord may designate by written notice.

(c) After commencement of the Term hereof any notice by Landlord to Tenant shall be served by certified or registered mail or private mail service, postage prepaid, addressed to Tenant at the Leased Premises (or at such other address as Tenant shall designate by written notice) or by delivery by Landlord to the Leased Premises or to such other address. Prior to the commencement of the Term hereof such notice may be given by Landlord by certified or registered mail or by private mail service, postage prepaid, at the address set forth in Section d) of the Lease Summary.

(d) Notice shall be deemed to be properly given if addressed to Tenant at its last known address, if such first class mail is refused or otherwise not delivered.

SECTION 21.6 Captions and Section Numbers.

The captions, section numbers, article numbers and index appearing in this Lease are inserted only as a matter of convenience and in no way define, limit, construe, or describe the scope or intent of such sections or articles of this Lease not in any way affect this Lease.

SECTION 21.7 Tenant Defined, Use of Pronoun.

The word "Tenant" shall be deemed and taken to mean each and every person mentioned as a Tenant herein be the same, one or more and if there shall be more than one Tenant any notice required or permitted by the terms of this Lease may be given by or to any one thereof, and shall

JM

have the same force and effect as if given or to all thereof. The use of the neuter singular pronoun to refer to Landlord or Tenant shall be deemed a proper reference even though Landlord or Tenant may be an individual, a partnership, a corporation, or a group of two or more individuals or corporations. The necessary grammatical changes required to make the provisions of this Lease apply in the plural sense where there is more than one Landlord or Tenant and to either corporations, associations, partnerships, or individuals, males or females, shall in all instances be assumed as though in each case fully expressed.

SECTION 21.8 Brokers Commission.

Each of the parties represents and warrants that it has dealt with no broker or brokers in connection with the execution of this Lease, except as set forth in Section s) of the Lease Summary, and each of the parties agrees to indemnify the other against, and hold it harmless from, all liabilities arising from any claim for brokerage commissions or finder's fees resulting from the indemnitor's acts (including, without limitation, the cost of counsel fees in connection therewith) except as set forth in Section s) of the Lease Summary. Landlord shall pay to the Tenant's broker, Karlington Commercial, a commission as described in a separate written agreement with Tenant's broker.

SECTION 21.9 Partial Invalidity.

If any term, covenant or condition of this Lease or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this Lease shall be valid and be enforced to the fullest extent permitted by law.

SECTION 21.10 Effectiveness of Lease.

The submission of this Lease for examination does not constitute a reservation of or option for the Leased Premises and this Lease becomes effective as a lease only upon execution and delivery thereof by Landlord to Tenant, and the receipt of the full security deposit, and if paid by check, subject to clearance.

SECTION 21.11 Recording.

Tenant shall not record this Lease or any memorandum thereof without the written consent and joinder of Landlord.

SECTION 21.12 Liability of Landlord.

Anything contained in this Lease at law or in equity to the contrary notwithstanding Tenant expressly acknowledges and agrees that there shall at no time be or be construed as being any personal liability by or on the part of Landlord under or in respect of this Lease or in any way related hereto or the Leased Premises; it being further acknowledged and agreed that Tenant is accepting this Lease and the estate created hereby upon and subject to the understanding that it shall not enforce or seek to enforce any claim or judgment or any other matter, for money or otherwise, personally or directly against any officer, director, stockholder, partner, principal

(disclosed or undisclosed), representative or agent of Landlord, but will look solely to the Landlord's interest in the PRADO MEDICAL PARK for the satisfaction of any and all claims, remedies or judgments (or other judicial process) in favor of Tenant requiring the payment of money by Landlord in the event of any breach by Landlord of any of the terms, covenants or agreements to be performed by Landlord under this Lease or otherwise, subject, however, to the prior rights of any ground or underlying lessors or the holders of the mortgages covering the PRADO MEDICAL PARK, and no other assets of Landlord shall be subject to levy, execution or other judicial process for the satisfaction of Tenant's claims; such exculpation of personal liability as herein set forth to be absolute, unconditional and without exception of any kind.

SECTION 21.13 Time of the Essence.

Time is of the essence of this Lease and each and all of its provisions in which performance is a factor.

SECTION 21.14 Estoppel Information.

Tenant agrees, upon request of Landlord, to execute and deliver to Landlord, without charge and within ten (10) days following request therefor, a written declaration in form satisfactory to Landlord: (i) ratifying this Lease; (ii) confirming the commencement and expiration dates of the Term of this Lease; (iii) certifying that Tenant is in occupancy of the Leased Premises, the date Tenant commenced operating Tenant's business therein and that this Lease is in full force and effect and has not been assigned, modified, supplemented or amended, except by such writings as shall be stated; (iv) that all conditions under this Lease to be performed by Landlord have been satisfied, except such as shall be stated; (v) that there are no defenses or offsets against the enforcement of this Lease by Landlord, or stating those claimed by Tenant; (vi) reciting the amount of advance rent, if any, paid by Tenant and the date to which rent has been paid; and (vii) reciting the amount of security deposited with Landlord, if any. Tenant agrees to execute and deliver a tenant estoppel certificate in the form attached hereto as Exhibit J at any time and from time to time and within ten (10) days following request therefor by Landlord or by any mortgage lenders or ground or underlying lessor and or purchasers of all or any portion of PRADO MEDICAL PARK, and each of such parties shall be entitled to rely upon such tenant estoppel certificate made by Tenant. Tenant's failure or refusal to execute the tenant estoppel certificate required hereunder within ten (10) days following the request therefor will constitute a default hereunder and Landlord shall have such rights and remedies against Tenant as is available to Landlord for Tenant's default.

SECTION 21.15 Cumulative Remedies.

No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

SECTION 21.16 Choice of Law.

This Lease shall be governed by the laws of the State of Florida with venue exclusively in Palm Beach County, Florida.

SECTION 21.17 Affirmative Waivers.

Tenant, on behalf of itself and any and all persons claiming through or under Tenant, does hereby waive and surrender all right and privilege which it, they or any of them might have under or by reason of any present or future law, to redeem the Leased Premises or to have a continuance of this Lease after being dispossessed or ejected therefrom by process of law or under the terms of this Lease or after the termination of this Lease as provided in this Lease. Landlord and Tenant hereby waive trial by jury in any action, proceeding or counterclaim brought by either against the other on any matter whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Leased Premises, including, without limitation, any claim of injury or damage, and any emergency and other statutory remedy with respect thereto.

SECTION 21.18 Preparation of Lease.

The submission by Landlord of the Lease in draft form shall be deemed submitted solely for Tenant's consideration and not for acceptance and execution. Such submission shall have no binding force or effect and shall confer no rights nor impose any obligations, including brokerage obligations, on either party unless and until both Landlord and Tenant shall have executed the Lease and duplicate originals thereof shall have been delivered to the respective parties.

SECTION 21.19 Counterparts.

This Lease may be executed in multiple copies, each of which shall be deemed an original, and all of such copies shall together constitute one and the same instrument.

SECTION 21.20 Acceptance of Funds by Landlord.

No receipt of money by the Landlord from the Tenant after the termination of this Lease or after the service of any notice or after the commencement of any suit, or after final judgment for possession of the Leased Premises shall reinstate, continue or extend the Term of this Lease or affect any such notice, demand or suit.

SECTION 21.21 Attachments.

Exhibits One, Two, A, B, C, D, E, F, G, H, I, J and K, as well as any Riders or Addendums which are attached to this Lease are a part of this Lease and are incorporated herein as if fully set forth herein.

SECTION 21.22 Radon Gas Notification.

Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels

of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit.

SECTION 21.23 Anti-Terrorism and Money Laundering Indemnity.

Tenant certifies that: (i) neither it nor its officers, directors or controlling owners is acting, directly or indirectly, for or on behalf of any person, group, entity, or nation named by any Executive Order, the United States Department of Justice, or the United States Treasury Department as a terrorist, "Specially Designated National or Blocked Person," or other banned or blocked person, entity, nation, or transaction pursuant to any law, order, rule or regulation that is enforced or administered by the Office of Foreign Assets Control ("SDN"); (ii) neither it nor its officers, directors or controlling owners is engaged in this transaction, directly or indirectly on behalf of, or instigating or facilitating this transaction, directly or indirectly on behalf of, any such person; group, entity or nation; and (iii) neither it nor its officers, directors or controlling owners is in violation of Presidential Executive Order 13224, the USA Patriot Act, the Bank Secrecy Act, the Money Laundering Control Act or any regulations promulgated pursuant thereto. Tenant hereby agrees to defend, indemnify, and hold harmless Landlord from and against any and all claims, damages, losses, risks, liabilities and expenses (including attorney's fees and costs) arising from or related to any breach of the foregoing certification. Should Tenant, during the Term of this Lease, be designated an SDN, Landlord may, at its sole option, terminate this Lease. The provisions of this Section shall survive expiration or termination of this Lease.

SECTION 21.24 Renewal Options.

Provided no default exists hereunder and provided Tenant is occupying the entire Leased Premises at the time of such election, Tenant may renew this Lease for up to two (2) additional five (5) year periods each on the same terms and conditions stated in this Lease except for the adjustment in Fixed Minimum Annual Rent described below. The first five (5) year option ("First Option Term") may be exercised by Tenant by delivering written notice of renewal (the "First Option Renewal Notice") to Landlord on or before January 1, 2027. TIME IS HEREBY SPECIFICALLY MADE OF THE ESSENCE AS TO THE DATE OF DELIVERY OF THE FIRST OPTION RENEWAL NOTICE BY TENANT. Upon Tenant's timely notice of the exercise of the option to renew by delivery of the First Option Renewal Notice, the Lease Term shall be deemed for all purposes to be extended through June 30, 2032 and during such First Option Term shall continue on the same terms provided in this Lease, except as follows:

The Fixed Minimum Annual Rent payable for the period July 1, 2027 through June 30, 2028 shall be the same as the Fixed Minimum Annual Rental payable hereunder for the period July 1, 2026 through June 30, 2027. Beginning on July 1, 2028 and annually on each July 1 thereafter (each an "Adjustment Date"), the Fixed Minimum Annual Rent shall be increased, but not decreased, by the following mathematical formula:

$$A = [(B \times C/D)]$$

A is the Fixed Minimum Annual Rent for the twelve month period following the Adjustment Date (hereinafter "Adjusted Base Rent").

B is $264,536.21

C is the CPI (hereinafter defined) for the month which is two (2) months prior to the month in which the particular Adjustment Date occurs.

D is the CPI for the month which is two (2) months prior to the month in which the First Option Term commences.

The adjusted annual Base Rent shall continue to be due and payable in equal monthly installments on first day of each month during the First Option Term.

Provided Tenant has exercised the First Option Term and that no default exists hereunder, and provided Tenant is occupying the entire Leased Premises at the time of such election, Tenant may renew this Lease for an additional five (5) year period on the same terms and conditions stated in this Lease except for the adjustment in Fixed Minimum Annual Rent described below. The second five (5) year option ("Second Option Term") may be exercised by Tenant by delivering written notice of renewal (the "Second Option Renewal Notice") to Landlord on or before January 1, 2032. TIME IS HEREBY SPECIFICALLY MADE OF THE ESSENCE AS TO THE DATE OF DELIVERY OF THE SECOND OPTION RENEWAL NOTICE BY TENANT. Upon Tenant's timely notice of the exercise of the option to renew by delivery of the Second Option Renewal Notice, the Lease Term shall be deemed for all purposes to be extended through June 30, 2037 and shall continue on the same terms provided in this Lease, except as follows:

The Fixed Minimum Annual Rent payable for the period July 1, 2032 through June 30, 2033 shall be the same as the Fixed Minimum Annual Rental payable hereunder for the period July 1, 2031 through June 30, 2032. Beginning on July 1, 2033 and annually on each July 1 thereafter (each an "Adjustment Date"), the Fixed Minimum Annual Rent shall be increased, but not decreased, by the following mathematical formula:

$$A = [(B \times C/D)]$$

A is the Fixed Minimum Annual Rent for the twelve month period following the Adjustment Date (hereinafter "Adjusted Base Rent").

B is the Fixed Minimum Annual Rent for the period July 1, 2032 to June 30, 2033.

C is the CPI (hereinafter defined) for the month which is two (2) months prior to the month in which the particular Adjustment Date occurs.

D is the CPI for the month which is two (2) months prior to the month in which the Second Option Term commences.

OG TB

The adjusted annual Base Rent shall continue to be due and payable in equal monthly installments on first day of each month during the Second Option Term.

For purposes of the foregoing calculations, the Consumer Price Index for all Urban Consumers (CPI-U) issued by the Bureau of Labor Statistics of the U.S. Department of Labor, using the year 1982-84 as a base of 100, shall be the applicable index (hereinafter "CPI"). In the event that the CPI herein referred to ceases to be published during either the First Option Term or the Second Option Term, or if a substantial change is made in the method of establishing the CPI, then the determination of the annual adjustment in the Fixed Minimum Annual Rent shall be made with the use of a comparable conversion factor, formula or table as may be published by the Bureau of Labor Statistics which reflects the general increase in the cost of living in the United States, or if none is available, the parties shall accept comparable statistics on the cost of living in the United States, as shall then be computed and published by an agency of the United States, or if none, by a respected financial periodical selected by Landlord.

Tenant shall have no additional renewal options other than the First Option Term and the Second Option Term unless hereafter expressly granted by Landlord in writing.

Tenant's right to extend the Lease Term for the First Option Term shall terminate and be null and void if (i) this Lease or Tenant's right to possession of the Premises is terminated prior to the commencement of the First Option Term; (ii) Tenant, at any time prior to the commencement of the First Option Term, assigns any of its interest in this Lease or sublets any portion of the Premises or (iii) Tenant fails to timely deliver the First Option Renewal Notice.

Tenant's right to extend the Lease Term for the Second Option Term shall terminate and be null and void if (i) Tenant fails to exercise its option the First Option Term; (ii) this Lease or Tenant's right to possession of the Premises is terminated prior to the commencement of the Second Option Term; (iii) Tenant, at any time prior to the commencement of the Second Option Term, assigns any of its interest in this Lease or sublets any portion of the Premises or (iv) Tenant fails timely deliver the Second Option Renewal Notice.

SIGNATURES APPEAR ON FOLLOWING PAGE

Jw

IN WITNESS WHEREOF, Landlord and Tenant have signed and sealed this Lease on the dates written below.

	LANDLORD:
Signed, sealed and delivered in the presence of:	PRADO MEDICAL PARK, INC., a Florida corporation
______________________	By: ______________________ John M. Wargo, Vice President
______________________	Date: 4 MAY, 2021
As to Landlord	
	TENANT:
Signed, sealed and delivered in the presence of:	BOCA COVE DETOX LLC, an Arizona limited liability company
______________________	By: ______________________
______________________	Date: 4/30/, 2021
As to Tenant	

LIST OF EXHIBITS

JM

EXHIBIT ONE

LEASE AGREEMENT

BETWEEN

PRADO MEDICAL PARK, INC.

AND

BOCA COVE DETOX LLC

SITE PLAN OF PRADO MEDICAL PARK

Appears on following page



Existing Building
Proposed 3 Sty. Bldg.
TWO WAY TRAFFIC
FUTURE PARKING
FUTURE DRIVEWAY
PROPOSED WATER/SEWER LINE

EXHIBIT TWO

LEASE AGREEMENT

BETWEEN

PRADO MEDICAL PARK, INC.

AND

BOCA COVE DETOX LLC

ADDITIONAL LEASE AGREEMENT PROVISIONS

1. **HVAC.** The Premises are served by six air conditioning systems. In addition to the responsibilities of Tenant described in Article VIII of the Lease, Tenant must obtain a preventative maintenance agreement with a qualified HVAC contractor covering the air conditioning units for the Leased Premises which contract shall include quarterly service and filter replacements for both units. The cost for the service contract will be paid directly by Tenant to the service company. Tenant shall provide a copy of the maintenance contract and evidence of the quarterly service work upon request of the Landlord. Tenant will be responsible for the cost of any routine repairs and maintenance to the air conditioning equipment.

2. **Access.** Tenant shall have access to the Leased Premises 24 hours per day, 365 days per year.

3. **Tropical Weather/Building Evacuation.** Tenant acknowledges that the Building will be closed upon the issuance of a Hurricane Warning for the geographic area where Prado Medical Park is located. If the Building is closed for a Hurricane Warning, Tenant, and Tenant's staff, doctors, patients, customers and visitors must immediately evacuate the Premises and the Building and may not re-enter the Building or the Premises until (i) the Hurricane Warning has been discontinued for the area; and (ii) Landlord has inspected the Building and the Premises and approved them for re-occupancy by Tenant. Tenant shall not be entitled to any reduction or abatement of Base Rent, or any reduction or abatement of PRADO MEDICAL PARK Operating Costs or Building Operating Expenses in the event Tenant is required to vacate the Premises and Building as a result of a Hurricane Warning.

   In addition, in the event of a Tropical Storm Warning or a Hurricane Watch for the geographic area where Prado Medical Park is located and Tenant elects not to evacuate its staff, doctors, patients, customers and visitors from the Building and the Premises upon the issuance of such alerts, Tenant shall indemnify and hold harmless Landlord and all superior lessors and superior mortgagees and its and their respective partners, directors, officers, agents and employees from and against any and all claims arising from or in connection with Tenant's failure to evacuate the Premises and the Building

upon the issuance of a Tropical Storm Warning or Hurricane Watch for the area, and Tenant shall also indemnify and hold Landlord harmless from and reimburse to Landlord all costs, expenses and liabilities incurred in or in connection with each such claim or action or proceeding brought thereon, including, without limitation, all costs, expenses and attorneys' (at both trial and appellate levels) incurred by Landlord in connection with such litigation or proceedings. Tenant shall not be entitled to any reduction or abatement of Base Rent, or any reduction or abatement of PRADO MEDICAL PARK Operating Costs or and Building Operating Expenses in the event Tenant elects to vacate the Premises and Building as a result of a Tropical Storm Warning or a Hurricane Watch issued for the area.

4. **Window Treatments.** Notwithstanding anything contained in this Lease or in any Exhibit to this Lease to the contrary, Landlord and Tenant acknowledge and agree that Tenant may, subject to the Landlord's reasonable approval rights, install within the Premises non-Building standard window treatments to facilitate maintaining the confidentiality and privacy of Tenant's patients at the Premises. Tenant shall be responsible for obtaining any and all governmental permits, approvals, inspections and authorizations for the installation of the window treatments and the window treatments shall be installed in the manner required for the completion of all items of Tenant's Work as provided for in this Lease.

EXHIBIT "A"

LEASE AGREEMENT

BETWEEN

PRADO MEDICAL PARK, INC.

AND

BOCA COVE DETOX LLC

PLAN OF LEASED PREMISES

EXHIBIT "B"

LEASE AGREEMENT

BETWEEN

PRADO MEDICAL PARK, INC.

AND

BOCA COVE DETOX LLC

LEGAL DESCRIPTION

A parcel of land lying in Section 24, Township 47 South, Range 42 East, City of Boca Raton, Palm Beach County, Florida, said parcel being more particularly described as follows:

Commence at the East Quarter corner of Section 24; thence with a bearing of due North along the East line of Section 24 a distance of 358.72 feet to a point on the North right-of-way line of MEADOWS ROAD, said point being the POINT OF BEGINNING; thence with a bearing of S. 56°11'30" W., along the North right-of-way line of MEADOWS ROAD, a distance of 58.52 feet to a point of curvature; thence along the arc of a curve to the right having a radius of 356.38 feet a central angle of 22°09'55"; an arc length of 137.87 feet to a point; thence with a bearing of North along a line lying 175.00 feet West of and parallel to the East line of Section 24 a distance of 543.45 feet to a point; thence with a bearing of East, a distance of 175.00 feet to a point on the East line of Section 24; thence with a bearing of due South along the East line of Section 24, a distance of 457.96 feet to the POINT OF BEGINNING.

JW

EXHIBIT "C"

LEASE AGREEMENT

BETWEEN

PRADO MEDICAL PARK, INC.

AND

BOCA COVE DETOX LLC

LANDLORD'S WORK

SHELL CONSTRUCTION

Landlord has provided all labor, materials and expense to complete Base Building Improvements in at least Shell Condition. Base Building Improvements have been completed as follows: complete finished entrance lobby together with those completed improvements depicted on Exhibit One attached to this Lease Agreement. Shell Condition specifications are as follows:

Unfinished concrete slab;

The interior of all Building walls and structural columns will remain unfinished;

Sanitary and water lines will be stubbed to a central location. Distribution by Tenant.

Electrical service will be installed to a main distribution point. (Distribution and panels, and metered service provided by and at the cost of Tenant.);

hereinafter collectively referred to as "Shell Condition".

INTERIOR WORK

Subsequent to the Lease Commencement Date, Landlord agrees to commence the following Interior Work in the Premises and shall thereafter use reasonable efforts as set forth herein to pursue completion of each of the following within the Leased Premises:

Suites 100/101 – interior repainting

Suite 202 – interior repainting

Suites 201 and 203 – renovations and upgrading work pursuant to plans to be agreed upon by Landlord and Tenant prior to commencement of such renovations and upgrading work (hereinafter the "Suite 201/203 Renovations")

For the Suites 100/101 interior painting, Landlord shall select a painting contractor for completion of said work and shall use reasonable efforts to pursue completion of said work on a schedule to be mutually agreed upon by Landlord and Tenant.

For the Suite 202 interior painting, Landlord shall either select a painting contractor for completion of said work or, subject to the mutual agreement of Landlord and Tenant, the Suite 202 interior repainting may be performed by the Contractor (hereinafter defined) chosen by Landlord to complete the Suite 201/203 Renovations.

For the Suite 201/203 Renovations, Tenant has, at Tenant's sole cost and expense, retained an architect or space planner selected by Tenant to prepare a preliminary space plan and conceptual design for Suites 201 and 203 (hereinafter "Preliminary Space Plan"). The Preliminary Space Plan has been delivered to Landlord as of the date of execution of this Lease. Landlord has or will promptly provide Tenant with Landlord's comments/suggested changes to the Preliminary Space Plan. When the Preliminary Space plan has been agreed to by Landlord and Tenant, each party shall execute a document prepared by Landlord confirming their agreement to the Preliminary Space Plan. Upon execution of such document, the Preliminary Space Plan shall become the "Final Space Plan" for all purposes hereunder that shall serve as the basis for the preparation of construction drawings for the Suite 201/203 Renovations.

Once the Final Space Plan is agreed upon, Landlord shall retain an architect to prepare construction drawings and specifications consistent with the Final Space Plan for the Suite 201/203 Renovations (hereinafter collectively "Construction Drawings"). The architect hired by Landlord shall be subject to Tenant's prior approval which shall not be unreasonably withheld or conditioned. Landlord shall cause the Construction Drawings that will be submitted to the required governmental agencies as part of the building permit application to be delivered to Tenant in advance of such submission for Tenant's review and approval. Provided the Construction Drawings delivered to Tenant are materially consistent with the Final Space Plan, Tenant shall provide written confirmation to the Landlord of its approval of the Construction Drawings within seven (7) days after Tenant's receipt of the Construction Drawings. If the Construction Drawings are materially inconsistent with the Final Space Plan, Tenant shall advise Landlord of such circumstance and Landlord and Tenant shall, on an expedited and cooperative basis, work to agree upon the final Construction Drawings to be submitted with the building permit application.

Concurrent with the preparation, review and approval of the Construction Drawings described in the preceding paragraph, Landlord shall retain and contract with a general contractor to complete the Suite 201/203 Renovations (hereinafter "Contractor"). Tenant shall have no right to approve or disapprove the Contractor selected by Landlord; provided, however, that prior to signing an agreement with the Contractor selected by Landlord Tenant shall have the right to approve either the amount set forth in the contract for the Contractor's work, or, if not a fixed sum contract, the method by which the cost of the Contractor's work will be calculated (e.g., a "cost-plus" contract).

JM

If Tenant requests any changes to the Suite 201/203 Renovations subsequent to the commencement of preparation of the Construction Drawings (each hereinafter a "Tenant Change Order"), Landlord shall review same and either approve the particular requested Tenant Change Order or provide Tenant with suggested changes or comments thereto. Landlord will not unreasonably withhold its consent to a proposed Tenant Change Order provided the changes do not adversely affect any Building systems or require structural alterations to the Building. Notwithstanding anything contained herein to the contrary, Landlord may make minor changes in the Suite 201/203 Renovations during the course of construction so long as such changes will not have any material adverse effect on Tenant's use and occupancy of the Leased Premises. By way of example only and subject to the foregoing, Landlord may make substitutions of equal or better quality materials or finishes based on availability of materials, pricing or Contractor recommendations. As to any material changes to the Suite 201/203 Renovations that Landlord wishes to make during the course of construction, Landlord shall first notify Tenant of same and obtain Tenant's prior written consent to any such material changes, which consent shall not be unreasonably withheld, conditioned or delayed by Tenant.

Landlord and Tenant acknowledge and agree that the duration of the partial abatement of the Fixed Minimum Annual Rent and the partial abatement of the Tenant's Allocated Share of Prado Medical Park Operating Costs and Building Operating Costs as to the 2,885 rentable square feet as described in Section 2.2 of the Lease is based on the timing of completion of the Suite 201/203 Renovations. Accordingly, Landlord and Tenant agree to work cooperatively to expedite completion of the Suite 201/203 Renovations. If completion of the Suite 201/203 Renovations is delayed beyond the date that same could have been completed because of or as a result of one or more of the following (hereinafter collectively or individually "Tenant Delay"):

- Tenant's failure to devote the time or furnish the information required in connection with the completion of the Suite 201/203 Renovations, or the failure to provide any approvals or participate in any other process or meetings within the time frames set forth above;

- Tenant's failure or delay in depositing any funds due from Tenant with Landlord or any escrow agent as provided for herein;

- Tenant's submission of a Tenant Change Order which is approved by Landlord that results in a delay in completion of the completion of the Suite 201/203 Renovations; or

- Any other delay of any kind or nature caused directly or indirectly by Tenant in completion of the Suite 201/203 Renovations.

then and in such event the number of days of the partial abatement of the Fixed Minimum Annual Rent and Tenant's Allocated Share of Prado Medical Park Operating Costs and Building Costs as described in Section 2.2 of the Lease shall be shortened by the number of days of Tenant Delay.

Landlord and Tenant shall share the costs for the Interior Work in the manner described below. The maximum amount Landlord is obligated to contribute toward the costs of the Interior Work shall be as follows (collectively "Landlord's Contribution"):

- Suites 100/101 repainting – up to $8,000

- Suite 202 repainting – up to $6,750

- Suites 201/203 Renovations – up to $57,700

Landlord and Tenant acknowledge the actual cost for completion of each component of the Interior Work will likely exceed the Landlord's Contribution for each component. Tenant hereby agrees to be solely responsible for any and all costs, expenses and amounts necessary or appropriate to complete each component of the Interior Work that exceeds the Landlord's Contribution as stated above. In addition to the Tenant's obligation described in the preceding sentence, Tenant shall also be responsible for the cost of (i) preparation of the Construction Drawings; (ii) all application, review or permit fees to any governmental agency in connection with the Suite 201/203 Renovations; and (iii) payment of the Landlord's Management Fee (hereinafter defined). Landlord will require Tenant to pay in full to Landlord, or to a mutually agreeable third-party disbursing agent, all amounts required to be contributed by Tenant for completion of each component of the Interior Work, the cost for preparation of the Construction Drawings and the Landlord's Management Fee, prior to commencement of any of the Suite 201/203 Renovations. If a third party disbursing agent is to be employed in this regard, Landlord and Tenant agree to cooperate in the locating and engaging such third party disbursing agent and the cost of engaging such disbursing agent shall be included as part of the total cost of the Suite 201/203 Renovations.

In recognition of Landlord's duties in connection with the completion of the Interior Work, Landlord shall receive a management fee (hereinafter "Management Fee") equal to five percent (5%) of the total cost of the completion of the Interior Work. The cost of the Interior Work for purposes of this calculation shall exclude the cost of the architect/space planner engaged by Tenant for completion of the Preliminary Space Plan and the Final Space Plan, but shall specifically include all fees and expenses charged by the Architect retained by Landlord, all permit and applications fees paid or payable to any governmental agencies, all amounts paid or payable in connection with the re-painting of Suites 100/101 and 202, and all amounts paid or payable to the Contractor retained by Landlord, including without limited Contractor profits, for completion of the Suite 201/203 Renovations.

Tenant shall designate an individual as the sole representative of Tenant with respect to all approvals, consents, decisions and other matters regarding the Interior Work described in this Exhibit C. Tenant represents and warrants that such representative shall have full authority and responsibility to act on behalf of Tenant and to bind Tenant on all matters relating to the Interior Work.

Upon substantial completion of the Interior Work, the Landlord and Tenant's representative shall inspect the Premises and jointly complete a "punch list" of incomplete or defective work and thereafter Landlord shall exercise reasonable diligence to cause such punch list items to be promptly completed, provided that Tenant agrees to give Landlord and the contractor with access at all reasonable times to complete such punch list work. Notwithstanding the foregoing, the existence of a punch list or the failure to complete any items noted thereon shall not, of itself, cause a delay in satisfying the conditions needed to terminate the partial abatement

of the Fixed Minimum Annual Rent and Tenant's Allocated Share of Prado Medical Park Operating Costs and Building Costs as described in Section 2.2 of this Lease, provided that Tenant is able to occupy and use the portion of the Leased Premises upon which the Suite 201/203 Renovations were completed.

EXHIBIT "D"

LEASE AGREEMENT

BETWEEN

PRADO MEDICAL PARK, INC.

AND

BOCA COVE DETOX LLC

TENANT'S WORK

1. Submission of Plans and Specifications. Tenant shall make no changes or alterations in or to the Leased Premises of any nature (including but not limited to repair, reconstruction and replacement resulting from fire, casualty, or other condition) without Landlord's prior written approval, which approval shall not be unreasonably withheld or delayed. Prior to commencing any work (including but not limited to repair, reconstruction and replacement resulting from fire, casualty, or other condition) in the Leased Premises, Tenant shall submit to Landlord for Landlord's written approval complete drawings, plans and specifications (herein collectively referred to as "Tenant's Plan") for the improvements and installations to be made to the Leased Premises (after delivery by Landlord of the Leased Premises in "As Is" condition) by Tenant (herein collectively referred to as "Tenant's Work"). Tenant's Plan shall be fully detailed, shall show complete dimensions, shall not be in conflict with Landlord's basic plans for the Building, shall not require any changes in the structure of the building and shall not be in violation of any laws, orders, rules or regulations of any governmental department or bureau having jurisdiction over the Leased Premises. If Tenant Improvements exist as of the Lease Commencement Date, the Tenant shall repair, reconstruct and replace at Tenant's expense existing Tenant Improvements damaged or destroyed as a result of fire, casualty or any other condition or circumstance.

2. Review of Plans by Landlord. After submission to Landlord of Tenant's Plan, Landlord shall either approve same within fifteen (15) business days of the date on which the plans are delivered to Landlord or shall set forth in writing the particulars in which Landlord does not approve same, in which latter case Tenant shall, within fifteen (15) days after Landlord's notification, return to Landlord appropriate corrections thereto. Such corrections shall be subject to Landlord's approval. Tenant shall pay to Landlord, promptly upon being billed and as Additional Rent, any third party or consultant charges or expenses Landlord may incur in reviewing Tenant's Plan not to exceed the sum of Seven Hundred Fifty Dollars ($750.00) per submission. Tenant agrees that any review or approval by Landlord of Tenant's Plans is solely for Landlord's benefit and without any representation or warranty whatsoever to Tenant with respect to the adequacy, correctness or efficiency thereof or otherwise.

3. Revisions by Tenant. Tenant further agrees that if Tenant makes any changes in Tenant's Plan subsequent to receiving approval by Landlord, Tenant shall submit to Landlord revised drawings and information concerning any proposed changes which shall be processed by Landlord in accordance with the provisions of Paragraph 1 above.

4. Diligent Completion. Following compliance by Tenant with its obligations under the foregoing Paragraphs, Tenant shall, at Tenant's expense, obtain any building permits, licenses or authorizations from all governmental authorities which are necessary for the performance and construction of Tenant's Work, if any, and Tenant shall thereafter timely commence Tenant's Work in order to complete same within a reasonable period of time. Tenant's Work shall be diligently pursued and shall be performed in a good and workmanlike manner and consistent with all such governmental permits, licenses or authorizations.

5. Work Schedules. Tenant agrees that in the performance of Tenant's Work (i) neither Tenant nor its agents or employees shall interfere with the work being done by Landlord and its agents and employees, (ii) that Tenant shall comply with any reasonable work schedule, rules and regulations proposed by Landlord, its agents or employees, (iii) that the labor employed by Tenant shall be harmonious and compatible with the labor employed by Landlord in the Building, it being agreed that if in Landlord's reasonable judgment the labor is incompatible Tenant shall forthwith upon Landlord's demand withdraw such labor from the Leased Premises, (iv) that Tenant shall procure and deliver to Landlord workmen's compensation, public liability, property damage and such other insurance policies, in such amounts as shall be reasonably acceptable to Landlord in connection with Tenant's Work, and shall upon Landlord's request cause Landlord to be named as an insured thereunder, (v) that Tenant shall hold Landlord harmless from and against any and all claims arising from or in connection with any act or omission of Tenant or its agents or employees, (vi) that Tenant's Work shall be performed in accordance with the approved Tenant's Plan and in compliance with the laws, orders, rules and regulations of any governmental department or bureau having jurisdiction of the Leased Premises, and (vii) that Tenant shall promptly pay for Tenant's Work in full and shall not permit any lien to attached to the Leased Premises or the Building.

6. Full Payment. All fixtures and equipment installed or used by Tenant in the Leased Premises shall be fully paid for by Tenant in cash and shall not be subject to conditional bills of sale, chattel mortgage or other title retention agreements.

7. General Contractor. Prior to execution of the general contract, the Tenant shall obtain and provide to the Landlord a fully completed general contractor's Qualification Statement (AIA Document A 305 or equivalent at Landlord's discretion) for Landlord's review and reasonable approval. The contract between the Tenant and the General Contractor shall require the General Contractor to provide to the Tenant and to the Landlord proof of (i) workmen's compensation insurance in compliance with all applicable statutes; and (ii) liability and property damage insurance in form and content reasonably acceptable to Landlord of not less than \$3,000,000.00. The General Contractor shall provide to the Tenant and Landlord an information sheet identifying locations of previous construction by the General Contractor of medical office space for the Landlord's review and reasonable approval. Tenant agrees to provide the General Contractor with a list of subcontractors who have previously worked in PRADO MEDICAL PARK and General Contractor will agree to notify and solicit bids from such subcontractors.

Tenant shall require that the provisions of this Exhibit D and of Exhibit I be reviewed and accepted by the General Contractor for the Tenant and copies of Exhibit D and Exhibit I shall be attached to and incorporated by reference into the contract between the Tenant and the General Contractor to construct any improvements within the Leased Premises. The Contractor must be able to qualify to obtain a labor and material bond and a payment and performance bond in connection with the construction of any improvements within the Leased Premises, and provide written evidence thereof to the Landlord and Tenant prior to Tenant entering into the contract with the General Contractor to construct the improvements in the Leased Premises.

EXHIBIT "E"

LEASE AGREEMENT

BETWEEN

PRADO MEDICAL PARK, INC.

AND

BOCA COVE DETOX LLC

INTENTIONALY DELETED

EXHIBIT "F"

LEASE AGREEMENT

BETWEEN

PRADO MEDICAL PARK, INC.

AND

BOCA COVE DETOX LLC

INTENTIONALLY DELETED

EXHIBIT "G"

LEASE AGREEMENT

BETWEEN

PRADO MEDICAL PARK, INC.

AND

BOCA COVE DETOX LLC

MEMORANDUM OF LEASE:
(SHORT FORM)

THIS MEMORANDUM OF LEASE, made as of the ____________, 2021 by and between PRADO MEDICAL PARK, INC., a Florida corporation, herein called the "Landlord", and BOCA COVE DETOX LLC, an Arizona limited liability company, herein called the "Tenant".

WITNESSETH THAT

Landlord and Tenant are parties to that certain Lease dated as of ______________, 2021 (the "Lease"), pursuant to which Landlord has leased to Tenant the real property described therein and set forth herein in Exhibit A, attached hereto and made a part hereof (the "Property").

Tenant is precluded by the terms of the Lease from creating or allowing to be created against Landlord's title to or interest in the Property, any mechanic's lien, materialman's lien, construction lien of any kind or nature, or any other lien, security interest or encumbrance and all persons claiming by, through, under or against Tenant, are hereby notified that Tenant has no power or authority to subject the title or interest of Landlord, as fee owner of the Property, to any claim for any such lien. Additionally, all persons dealing with Tenant and/or claiming by, through, under or against Tenant shall look entirely to Tenant for the payment of any and all charges incurred in improving, repairing or maintaining the Property at any time during the Term of the Lease.

The Term of the Lease commences on May 1, 2021 and terminates on June 30, 2027 (hereinafter the "Termination Date"). On Termination Date, this Memorandum and the notice provided hereunder shall cease and be null and void, unless this Memorandum is modified or amended by an instrument executed by the Landlord and Tenant and recorded in the public records of Palm Beach County, Florida, prior to the Termination Date. If requested by Landlord, Tenant agrees upon termination of the Lease to execute a cancellation and termination of this Memorandum.

Nothing contained herein shall be deemed to in any way to modify or supersede the terms of the Lease, whose terms remain in full force and effect and unmodified hereby.

IN WITNESS WHEREOF, Landlord and Tenant have caused this Memorandum of Lease to be executed as required by law, on the day and year first above written.

Signed, sealed and delivered in the presence of:

____

____

As to Landlord

PRADO MEDICAL PARK, INC., a Florida corporation, Landlord

By:_________________________

Signed, sealed and delivered in the presence of:

____

____

As to Tenant

BOCA COVE DETOX LLC, an Arizona limited liability company, Tenant

By: _________________________

STATE OF FLORIDA
COUNTY OF PALM BEACH

The foregoing instrument was acknowledged before me this ___ day of ____________, 2021, by means of (select one) _____ physical presence _____ or on-line notarization by _________________________, as ______________ of PRADO MEDICAL PARK, INC., a Florida corporation, on behalf of said corporation, who is personally known to me or has produced _________________________ as identification.

____
Notary Public

My Commission Expires:

____
Printed Name of Notary

Notary Commission No.______________

Jw

STATE OF ____________________

COUNTY OF __________________

The foregoing instrument was acknowledged before me this ___ day of ____________, 2021, by means of (select one) _____ physical presence _____ or on-line notarization by _________________________, as ______________ BOCA COVE DETOX LLC, an Arizona limited liability company, on behalf of said company, who is personally known to me or has produced ________________________________ as identification.

____
Notary Public

My Commission Expires:

____
Printed Name of Notary

Notary Commission No.____________

This instrument prepared by:

Kenneth A. Wenzel, Esq.
Kenneth A. Wenzel, P.A.
485 NW 6th Street
Boca Raton, Florida 33432

EXHIBIT "H"

LEASE AGREEMENT

BETWEEN

PRADO MEDICAL PARK, INC.

AND

BOCA COVE DETOX LLC

BUILDING RULES AND REGULATIONS

1. The sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered, nor shall they be used for any purpose other than ingress and egress to and from the Leased Premises or Common Areas.

2. No awnings or other projections shall be attached to the outside walls of the Building. No curtains, blinds, shades, interior window treatments or screens shall be attached to or hung in, or used in connection with, any window or door of the Leased Premises, without the prior written consent of the Landlord except as may otherwise be provided in Exhibit Two of this Lease. Such awnings, projections, curtains, blinds, shades, interior window treatments screens or other fixtures must be of a quality, type, design and color, and attached in the manner approved by the Landlord.

3. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed on any part of the outside or inside if visible from outside of the Leased Premises or the Building without the Landlord's prior written consent. In the event of the violation of the foregoing, Landlord may remove same without any liability, and may charge the expense incurred by such removal to the Tenant or Tenants violating this rule. Interior signs on doors and directory tablet shall be inscribed, painted or affixed for each Tenant by the Landlord at the Tenant's expense and shall be of a size, color and uniform style acceptable to the Landlord.

"Sign" (as used in the Lease and these Rules) is not limited to, but shall include, raised or illuminated or backlit lettering. Any and all signs shall be in accordance with applicable law and with aesthetic and other criteria developed by the Building's architect.

4. The skylights, windows and doors that reflect or admit light into the halls, passageways or other public places in the Building shall not be covered or obstructed by any Tenant.

5. Lamps, other lighting, appliances, equipment, fixtures and machinery in the Leased Premises demised to Tenants which use electrical energy or water provided by Landlord shall be disconnected or switched off other than during hours (i) the Building is required to be open, and (ii) the Tenant is open for business except if and to the extent necessary to prevent food

spoilage or other health hazard, except clocks, and except for items approved in writing as necessary for Tenant's business.

6. The toilets and urinals and other plumbing fixtures in common areas or in Leased Premises shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags, or other substances shall be thrown into them. All damages resulting from any misuse of the fixtures shall be borne by the Tenant who, or whose servants, employees, agents, visitors or licensees, shall have caused the same. Waste and excessive or unusual use of water shall not be allowed.

7. No Tenant shall mark, paint, drill into, or in any way deface any part of the Leased Premises demised to him or it, or the Building of which they form a part. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of the Landlord, and as the Landlord may reasonably direct. The expense of any breakage, stoppage or damage resulting from a violation of this Rule shall be borne by the Tenant who has caused such breakage, stoppage or damage. Notwithstanding the forgoing, Tenant shall have the ability to perform reasonable routine maintenance in the Leased Premises and to install paintings, pictures and the like on the walls without first obtaining the consent of the Landlord.

8. No bicycles, vehicles or animals of any kind shall be brought into or kept in or about the Building, and no cooking shall be done or permitted by any Tenant on the Building without written consent of Landlord which may be withheld for any reason except as provided in Section except as may otherwise be provided in Exhibit Two of this Lease. No Tenant shall cause, suffer or permit any unusual or objectionable odors or any nuisance, to be produced upon or permeate from any of the Leased Premises.

9. No Tenant shall make, or permit to be made, any unusual or disturbing noises, or disturb or interfere with occupants of this or neighboring buildings or premises or those having business with them. No Tenant shall throw anything out of the doors, windows or skylights or down the elevator shafts or along or across the hallways, lobby or other common areas.

10. No Tenant, nor any of the Tenant's servants, employees, agents, visitors or licensees, shall at any time bring or keep fluid, chemical or substance, or any matter forbidden or regulated by any insurance company at risk with respect to all or any part of the Building.

11. No additional locks or bolts of any kind shall be placed upon any of the doors or windows, nor shall any changes be made in existing locks or the mechanism thereof, without the express written consent of Landlord. Each Tenant must, upon the termination of his Lease, return to the Landlord all keys and access cards, either furnished by Landlord to, or otherwise procured by such Tenant and in the event of the loss of any keys so furnished, the Tenant shall pay to the Landlord the cost thereof. Neither Tenants, nor their agents or employees shall have any duplicate keys made.

12. All furniture, building supplies and materials, safes and other heavy property, equipment, machinery and other freight must be moved into and within the Building under the Landlord's approval and according to such regulations as supplied by Landlord but Landlord will not be responsible for loss of or damage to such freight or other items from any cause.

13. When wiring of any kind (including electric, computer, and telephone) is introduced it must be connected as directed by the Landlord and no boring or cutting for wires will be allowed except with the Landlord's reasonable consent. No apparatus of any kind shall be connected with the electric wiring without the written consent of the Landlord which shall not be unreasonably withheld or delayed. The Tenant agrees not to use or connect with the electric wires any more lights than are provided for in each room, or any electric lamp of higher candlepower than provided, or any fan, motor or other apparatus without the Landlord's written consent which shall not be unreasonably withheld or delayed. The Tenant agrees not to connect with the water pipes any apparatus using water, without the express prior written consent of the Landlord which shall not be unreasonably withheld or delayed.

14. Landlord shall have the right to prohibit any advertising by Tenant which, in Landlord's opinion, tends to impair the reputation of the Building or its desirability as a Building for offices, and upon written notice from Landlord, Tenant shall refrain from or discontinue such advertising.

15. The Leased Premises shall not be used for lodging or sleeping or for immoral or illegal purposes except patients may occupy the Leased Premises on an extended office hours basis where the treatment of the patient so requires.

16. The requirements of Tenant will be attended to only upon written request to the Landlord. Building management employees and contractors shall not perform any work or do anything outside of their regular duties, unless under special instructions from the Landlord.

17. Canvassing, soliciting and peddling in the Building or surrounding area is prohibited and each Tenant shall cooperate to prevent the same.

No part of the Building Common Areas shall be used by any Tenant, or any agent or employee of a Tenant, for any advertising, political campaigning or other similar use, including, without limitation, the dissemination of advertising or campaign leaflets or flyers.

18. The Landlord may waive or modify any one or more of these rules for the benefit of any particular Tenant of the Building, but no such waiver by the Landlord of any such rule or rules shall be construed as a waiver or modification of such rule in favor of any other Tenant or Tenants of the Building, nor prevent the Landlord from thereafter enforcing any such rule against any or all of the Tenants of the Building.

19. Landlord reserves the right to make such other and further rules and regulations as in its reasonable judgment may from time to time be necessary for the safety and cleanliness of, and for the preservation of good order in the Building and its Common Areas. If a segment of the parking lot is designated for use by Tenant and its employees, Tenant will cooperate with Landlord in having its employee's only park therein.

20. Reference to Landlord herein shall at Landlord's discretion refer to the then building manager, if any.

21. Smoking is prohibited in the Leased Premises, the hallways, stairwells, elevators, common area restrooms and all common areas of the Building and PRADO MEDICAL PARK. Smoking is only permitted in the gazebo between two buildings on the property.

22. No materials may be stored or temporarily placed in halls, stairwells, elevators or any Common Areas. Any materials of the Tenant will be safely and cautiously brought upon through the halls, stairwells, elevators or any Common Areas. Tenant will clean any refuse or remove any materials from these areas.

23. Tenant shall not have access to the roof of the Building for any purpose.

24. Business machines and mechanical equipment used by any Tenant of the Building which cause vibration or noise that may be transmitted to any other portion of the Building, to such a degree to be reasonably objectionable to Landlord or any other Tenant, shall be placed and maintained by such Tenant at its expense in a setting of cork, rubber, or spring-type vibration isolators sufficient to eliminate such vibrations or noise.

EXHIBIT "I"

LEASE AGREEMENT

BETWEEN

PRADO MEDICAL PARK, INC.

AND

BOCA COVE DETOX LLC

RULES AND REGULATIONS FOR TENANT CONSTRUCTION WORK:

1. All work shall be performed between 7:00 a.m. and 5:00 p.m. Monday through Friday except that Landlord shall have the right to require that work that produces excessive noise or generates odors or fumes or otherwise substantially interferes with other tenants of PRADO MEDICAL PARK will be performed during hours when PRADO MEDICAL PARK is not open for business, and in accordance with other rules and regulations. Work performed at/on night/weekend/holiday schedule may be undertaken only with prior reasonable consent of Landlord (which consent shall not be unreasonably withheld), with a minimum 24-hour notice to Landlord (any additional security costs to be the sole cost and responsibility of Tenant).

2. Tenant shall provide a list of contractors, subcontractors, materialmen, suppliers, etc. to Landlord upon request.

3. Tenant's contractor shall not order or consign shipments to Leased Premises in Landlord's name. Landlord has no responsibility for accepting/receiving materials and supplies (Landlord held harmless from theft, casualty, etc. of materials, supplies, equipment, etc.).

4. Tenant's contractor shall abide by all federal, state, and local laws, including but not limited to laws and regulations affecting the safety of persons and property on the Leased Premises or in PRADO MEDICAL PARK.

5. Tenant's contractor shall not interfere with any work being performed in or on PRADO MEDICAL PARK or with the conduct of business of any other tenant.

6. All Tenant construction activities are to be coordinated through the office of Landlord.

7. Tenant's contractor shall remove all trash and debris (including dust, spills, stains, etc.) daily or as often as needed so there is no accumulation in or about the Leased Premises and never in the Common Area(s). Any trash or debris in Common Area(s) may only be in transit. Use of common trash container or any other container in or about PRADO MEDICAL PARK may occur only with prior written consent of Landlord. Contractor may provide its own container only

Jw

with prior written consent of Landlord and in area designated by Landlord which container must be emptied daily or more often if needed.

8. Work shall be performed only in the Leased Premises and never in Common Areas except connections, if necessary, for plumbing, mechanical/electrical, security, or communications systems.

9. Tenant shall secure utility services prior to commencement of any work. If Tenant's contractor utilizes Landlord's or Common Area utilities (water, electric, etc.), Tenant will pay Landlord $25.00/day or actual charges for such usage, at Landlord's election.

10. Any interruption of building or other Tenant mechanical/electrical (including HVAC), plumbing, security or communications services required due to connection shall occur only with Landlord's express prior consent (with a minimum 48-hour notice to Landlord), and must occur prior to 7:00 a.m. or after 8:00 p.m. or at such other time as Landlord may designate.

11. Contractors shall park, deliver, and use entrances, stairwells, elevators, and other areas only as designated by Landlord. Access to the roof, if required, will be permitted only with express prior consent of Landlord (with a minimum 48-hour notice to Landlord prior to access).

12. No fumes or odors (including but not limited to paint, varnish, or solvents) will be permitted to permeate the Common Areas within PRADO MEDICAL PARK or other Tenant premises. Any use of such materials that may activate life safety systems is permitted only with express prior consent of Landlord (with a minimum 48-hour notice to Landlord prior to use of such materials).

13. Tenant and Tenant's contractor are responsible for any damage to PRADO MEDICAL PARK, Common Areas, or other Tenant premises that may occur as a result of Tenant's construction or construction activities.

14. Any damage, accident, or casualty that occurs during the Tenant's construction must be reported by a written damage report and/or accident/casualty report submitted by the Tenant to the Landlord. Such written report shall be delivered to Landlord no later than forty-eight (48) hours after the damage, accident or casualty occurs.

FAILURE OF TENANT TO COMPLY WITH THESE RULES SHALL CONSTITUTE A DEFAULT BY TENANT UNDER THIS LEASE AGREEMENT.

EXHIBIT "J"

LEASE AGREEMENT

BETWEEN

PRADO MEDICAL PARK

AND

BOCA COVE DETOX LLC

TENANT ESTOPPEL CERTIFICATE

[Date]

[Name and Address of Landlord,
Lender or Purchaser]

Re: [Description of Transaction Requiring Tenant Estoppel Certificate]

Gentlemen:

We understand that Lender intends to make a loan (the "loan") to Borrower which loan will be evidenced by a promissory note of Borrower and secured by a first mortgage (the "mortgage") encumbering the above described Land (together with improvements thereon) together with additional loan documents including a collateral assignment ("assignment") of Landlord's interest in all leases covering the Land. We further understand Lender is relying upon the contents of this letter in order to consummate the loan. [This paragraph will be modified according to the circumstances which require the issuance of the tenant estoppel certificate.]

We hereby certify to Lender the following:

1. Attached hereto as Exhibit A is a true and correct copy of our lease regarding a portion of the Land including any and all amendments, modifications, supplements, side letters or the like relating thereto (the "Lease"). The lease is in good standing and in full force and effect and no defaults exist thereunder on behalf of the Landlord. As of the date hereof, the undersigned is entitled to no credit, no free rent and no offset or deduction in rent.

2. The undersigned has no offsets, causes of action, counterclaims or other matters which may be interposed in an action against the undersigned for payment of rent or performance of other obligations under the Lease. The Lease does not contain and the undersigned does not have any outstanding options to purchase or rights of first refusal to purchase the leased premises or any part thereof.

3. The lease, together with all rights of the undersigned thereunder are and will be subordinate and inferior to the lien of the mortgage, but subject to a Non-Disturbance and Attornment Agreement between the undersigned and the Lender, if any.

4. The undersigned is currently in possession of the property described in the lease.

5. The Commencement Date of the Lease is ________________ and the Expiration Date of the Lease is ________________.

6. All improvements to be furnished by Landlord have been furnished to our satisfaction, and we have taken possession of the demised premises which consists of ________ square feet, on ____________________ and all rent due under the Lease has been paid to Landlord through ______________.

7. The monthly rent during the current year of the Lease Term is ____________________.

8. The undersigned acknowledges that Borrower has or will absolutely and unconditionally assign to Lender all rent and other payments due under the Lease, and that Lender has or will waive its right to collect such payments until such time as Borrower is in default under the mortgage. In consideration of the loan to Borrower, the undersigned agrees that it shall make all such payments directly to Lender upon receipt of a writing by Lender which states that Borrower is in default under the mortgage. The undersigned shall be entitled to rely upon such writing without ascertaining the accuracy of same. We shall deliver to Lender a copy of all notices served on or received from said Landlord.

9. The undersigned will not, without the express written consent of Lender, modify, surrender or terminate, either orally or in writing, the lease, and the undersigned will not make payment of rent more than two months in advance without the express written consent of the Lender.

10. Lender, or its successor and assigns, assumes no liability or obligations under the Lease, or any extension or renewal thereof, either by virtue of said assignment or any receipt or collection or rents under the Lease.

This instrument shall be binding upon the undersigned, its successors and assigns, and inure to the benefit of this Borrower and Lender and their respective successors and assigns. This document shall be governed by any construed in accordance with the laws of the State of Florida.

Sincerely yours,

Dated:________________ ______________________________

(signature of Tenant)

EXHIBIT "K"

LEASE AGREEMENT

BETWEEN

PRADO MEDICAL PARK

AND

BOCA COVE DETOX LLC

SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT ("Agreement") executed between ________________________________ ("Mortgagee") and ________________________________ ("Tenant").

WITNESSETH:

WHEREAS, PRADO MEDICAL PARK, INC., a Florida corporation ("Landlord") has entered into a certain lease ("Lease) with Tenant dated ______________, 2021 relating to the premises described in Exhibit A attached hereto and made a part hereof ("Premises"); and

WHEREAS, Mortgagee has made a mortgage loan to Landlord evidenced by a Mortgage and Security Agreement covering the Premises dated ________________, ____ and recorded in Official Records Book _________ at Page _______ of the Public Records of Palm Beach County, Florida ("Mortgage").

NOW THEREFORE, it is mutually agreed as follows:

1. The Lease is and shall be subject and subordinate to the Mortgage and to all renewals, modifications, consolidations, replacements and extensions of the Mortgage.

2. In the event of a foreclosure of the Mortgage or should Mortgagee obtain title by deed in lieu thereof, or otherwise, Mortgagee, for itself, its successors or assigns, agrees that Tenant may continue its occupancy of the Premises in accordance with the terms and provisions of the Lease, so long as Tenant continues to pay rent and otherwise to perform its obligations under the Lease. Mortgagee agrees not to name Tenant as a party defendant in any foreclosure action.

3. Tenant agrees to attorn to: (a) Mortgagee when in possession of the Premises; (b) a receiver appointed in an action or proceeding to foreclose the Mortgage or otherwise; or (c) to any party acquiring title to the Premises as a result of foreclosure of the Mortgage or deed in lieu thereof. Tenant further covenants and agrees to execute and deliver, upon request of

JW

Mortgagee, or its assigns, an appropriate agreement of attornment with any subsequent titleholder of the Premises.

4. So long as the Mortgage on the Premises remains outstanding and unsatisfied, Tenant will deliver to Mortgagee a copy of all notices permitted or required to be given to Landlord by Tenant pursuant to which the Tenant proposes to abate or reduce the rent payable under the Lease or to terminate or cancel the Lease, and that no such notices to Landlord shall be effective, unless a copy of such notice is also delivered to Mortgagee. At any time before the rights of Landlord shall have been forfeited or adversely affected because of any default or failure of performance under the Lease as therein provided, Mortgagee shall have the right (but not the obligation) to cure such default or failure of performance within thirty (30) days, or a reasonable period of time (whichever is the later to occur) from Mortgagee's receipt of such written notice from Tenant stating the nature of such default or failure of performance.

5. Tenant certifies that the Lease has been duly executed by Tenant; that Tenant has not made any side agreements with Landlord, except as disclosed to Mortgagee; that no rent under the Lease has been paid more than thirty (30) days in advance of its due date; and that Tenant, as of this date, has no charge, lien or claim of offset under the Lease, or otherwise, against the rents or other charges due or to become due thereunder.

6. If Mortgagee shall succeed to the interest of Landlord under the Lease, Mortgagee shall be bound to Tenant under all the terms, covenants and conditions of the Lease, and Tenant shall, from and after Mortgagee's succession to the interest of Landlord under the Lease, have the same remedies against Mortgagee for the breach of any agreement contained in the Lease that Tenant might have had under the Lease against Landlord if Mortgagee had not succeeded to the interest of Landlord; provided further, however, that Mortgagee shall not be:

(a) liable for any warranty, act or omission of any prior landlord (including Landlord); or

(b) subject to any offsets or defense which Tenant might have against any prior landlord (including Landlord), except those which arose out of such Landlord's default under the Lease and accrued after Tenant has notified Mortgagee and given Mortgagee an opportunity to cure as provided herein; or

(c) bound by any rent or additional rent which Tenant might have paid for more than the current month to any prior landlord (including Landlord); or

(d) bound by any amendment or modification of the Lease or any collateral agreement made without Mortgagee's consent.

7. This Agreement shall be binding upon and inure to the benefit of the heirs, successors and assigns of the parties.

8. MORTGAGEE AND TENANT HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY AND ALL RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION (INCLUDING, BUT NOT LIMITED TO, ANY CLAIMS, CROSS CLAIMS AND THIRD PARTY CLAIMS) ARISING IN CONNECTION

WITH EACH OF THE PARAGRAPHS OF THIS AGREEMENT, THE OTHER LOAN DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED THEREIN, AND ANY AND ALL COMBINATIONS OF THE FOREGOING. TENANT HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF THE MORTGAGEE OR THE MORTGAGEE'S COUNSEL HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE MORTGAGEE WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. TENANT ACKNOWLEDGES THAT THE MORTGAGEE HAS BEEN INDUCED TO ENTER INTO THIS LOAN, INCLUDING THIS AGREEMENT, BY, INTER ALIA, THE PROVISIONS OF THIS PARAGRAPH.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date indicated below their respective signatures.

Signed, sealed and delivered in the presence of:

____

____

MORTGAGEE:

By:____________________

__________, ________

Date:________________

TENANT:

Signed, sealed and delivered in the presence of:

____

____

BOCA COVE DETOX LLC, an Arizona limited liability company

By: ____________________

Date:________________

STATE OF
COUNTY OF

The foregoing instrument was acknowledged before me by means of (select one) _____ physical presence or _____ on-line notarization this day of ____________, 20__, by ________________, as ______________ of ____________________, a __________, on behalf of said ____________________, who is personally known to me or has produced ______________________________ as identification.

My Commission Expires:

____
Notary Public

____
Printed Name of Notary

Notary Commission No.____________

STATE OF
COUTNY OF

The foregoing instrument was acknowledged before me by means of (select one) _____ physical presence or _____ on-line notarization this ___ day of ___________, 20___, by ____________________, as ________________ of BOCA COVE DETOX LLC an Arizona limited liability company, on behalf of said company, who is personally known to me or has produced __________________ as identification.

My Commission Expires:

____
Notary Public

____
Printed Name of Notary

Notary Commission No.____________

EXHIBIT A TO SUBORDINATION, NON-DISTURANCE AND ATTORNMENT AGREEMENT

LEGAL DESCRIPTION

JM

Exhibit D

Form of Guaranty

GUARANTY

THIS **GUARANTY OF LEASE ("Guaranty")** is made and entered into as of the date indicated herein below by **ETHEMA HEALTH CORPORATION,** a Colorado corporation, and **AMERICAN TREATMENT HOLDINGS, INC.,** a Florida corporation, jointly and severally (sometimes collectively referred to herein as "Guarantor"), whose address is 950 Evernia Street, West Palm Beach, Florida 33401, in favor of **PRADO MEDICAL PARK, INC.,** a Florida corporation, whose address is 485 NE 28th Road, Boca Raton, FL 33431 (sometimes referred to herein as "PRADO" or "Landlord") and any mortgagee holding a mortgage encumbering the "Premises" (as herein defined).

WHEREAS, PRADO, as landlord, and Boca Cove Detox, LLC, an Arizona limited liability company, as Tenant, executed a lease dated May 4, 2021 with respect to certain Leased Premises in PRADO MEDICAL PARK located at 899 Meadows Road, Suites 100, 101, 201, 202 and 203, Boca Raton, Florida 33486 and the First Amendment to Lease dated July 1, 2022, as previously amended, as assigned and assumed pursuant to the that certain Assignment of Lease dated April 25, 2024 (collectively the "Lease").

WHEREAS, the undersigned (the "Guarantor") has requested Landlord to enter into, execute and deliver said Lease on the condition that the undersigned execute this Guaranty; and

WHEREAS, the undersigned has agreed to execute this Guaranty in order to induce the Landlord to enter into, execute and deliver the aforesaid Consent Agreement.

NOW THEREFORE, in consideration of the execution and delivery of the aforesaid Consent Agreement by the Landlord, and for other valuable consideration, receipt of which is hereby acknowledged by the Guarantor, it is agreed as follows:

1. The undersigned does hereby guarantee to the Landlord and to any mortgagee holding a mortgage upon the interest of Landlord in the Leased Premises, the due and punctual payment of rent and additional rent payable under said Lease, and each and every installment thereof, as well as the full and prompt and complete performance by the Tenant of all and singular covenants, conditions and provisions contained in said Lease on the part of the Tenant therein to be kept, observed and performed, for the full term of said Lease and any extension thereof, as permitted by the Lease, with no less force and effect than if the undersigned were named as the Tenant in said Lease, and the undersigned will forthwith on demand pay all amounts at any time in arrears, and will make good any and all defaults of Tenant occurring under said Lease.

2. This Guaranty shall be absolute, continuing and unlimited, and the Landlord shall not be required to take any proceedings against the Tenant, or give any notice to the undersigned before the Landlord has the right to demand payment or performance by the undersigned upon default by the Tenant. This Guaranty and the liability of the undersigned hereunder shall in no way be impaired or affected by any assignment which may be made of said Lease, or any subletting thereunder, or by any extension(s) of the time for payment of any rental or any other sums provided

to be paid by Tenant, or by any forbearance or delay in enforcing any of the terms, conditions, covenants or provisions of said Lease or any amendment, modification or revision of said Lease. The undersigned consents and agrees (without affecting this Guaranty or the liability of the undersigned hereunder) that the Landlord may, without notice to or consent of the undersigned, and upon such terms as the Landlord may deem advisable, and with or without consideration: (i) extend by renewal or otherwise as often as the Landlord may wish the time of payment of any indebtedness owing by the Tenant to the Landlord; or (ii) include additional space within the Tenant's Leased Premises; or (iii) modify, amend, extend the period of duration, or extend the scope of the Tenant's obligations; or (iv) settle or compromise any claim of the Landlord against the Tenant or against any other person, firm or corporation claiming by, through or under the Tenant; or (v) release in whole or in part from time to time any person or entity liable for any obligation or indebtedness of the Tenant to the Landlord and in such event, any such release shall not affect the liability of the undersigned for any and all obligations of the Tenant to the Landlord. The undersigned hereby ratifies and confirms any such extensions, renewals, releases, surrenders, exchanges, modifications, settlements, or compromises, and all such actions which may occur from time to time shall be binding upon the undersigned. The undersigned hereby expressly waives all defenses, counterclaims or offsets which the undersigned might have by reason thereof. The undersigned further hereby waives any right of subrogation in or under the Lease or any other document evidencing the Lease or in any way relating to any obligation of the Tenant to the Landlord which is or may be covered by this Guaranty, or in the right, title and interest of the Landlord in and to any collateral or security held by the Landlord or relating to the Landlord's interest in the Lease. All and any such rights of subrogation and participation are hereby expressly waived and released by the undersigned.

3. No action or proceeding brought or instituted under this Guaranty against the undersigned, and no recovery had in pursuance thereof shall be any bar or defense to any further action or proceeding which may be brought under this Guaranty by reason of any further default or defaults of Tenant.

4. There shall be no modification of the provisions of this Guaranty unless the same is in writing and signed by the undersigned and the Landlord. The undersigned also absolutely and unconditionally guaranties the full and timely performance of all duties, obligations and payments whatsoever of the Tenant to the Landlord, whether now existing or hereinafter arising, and agrees that in the event the Tenant fails to fully and timely perform any of said duties, obligations or payments to fully and timely perform same.

5. The obligations, covenants, agreements and duties of the Guarantor under this Guaranty shall in no way be affected or impaired by: (i) the modification or amendment (whether material or otherwise) of any of the obligations of the Tenant; (ii) the voluntary or involuntary bankruptcy, assignment for the benefit of creditors, reorganization, or other similar proceedings affecting the Tenant; (iii) the release of the Tenant from the performance or observance of any of the agreements, covenants, terms or conditions contained in this Guaranty (if any) or under the Lease by the operation of law, including, but not limited to, the release of the Tenant's obligation to pay interest or attorneys' fees. Guarantor shall pay all expenses incurred by Landlord as a result of collecting, enforcing or protecting any of Landlord's rights, remedies or recourses hereunder or under the Lease and shall reimburse Landlord for all costs incurred or damages suffered by

Landlord as a result of the incorrectness or untruthfulness of any warranties and representations given in the Lease, including, but not limited to, reasonable attorneys' fees, court costs, late charges and expenses of collection incurred by the Landlord, its successors, assigns and participants in connection with the Lease and in connection with the enforcement of this Guaranty (whether or not litigation is instituted), and through and including all trial, appellate, administrative, probate and bankruptcy levels, and all post judgment proceedings, and all other proceedings of any kind or nature whatsoever, together with interest thereon at the highest non-usurious rate permitted by applicable law from the date incurred.

6. Guarantor hereby agrees that Landlord may take other guaranties or collateral or security to secure the Lease, and consents that any of the terms, covenants and conditions contained in the Lease may be renewed, altered, extended, changed, modified or released by the Landlord, without in any manner affecting this Guaranty or releasing Guarantor herefrom, and without further consent of or notice to Guarantor, and Guarantor shall continue liable hereunder to pay and perform pursuant hereto and to said Lease, as so renewed, altered, extended, changed or modified, and notwithstanding any such release or the taking of such other guaranties, collateral or security. This Guaranty is additional and supplemental to any and all other guarantees heretofore and hereafter executed by Guarantor for the benefit of Landlord, whether relating to the Lease or not, and shall not supersede or be superseded by any other document or guaranty executed by Guarantor or any other person, firm or entity for any purpose. Guarantor hereby agrees that any other collateral may be released from, and any new or additional collateral may be added as security for the Lease; Tenant, Guarantor, either of them, and any additional parties which may become liable under the Lease may hereafter be released from their liability hereunder, thereunder and under the Lease; and Landlord may take, or delay in taking or refuse to take, any and all action with reference to the Lease (regardless of whether same might vary the risk or alter the rights, remedies or recourses of Guarantor), including specifically the settlement or compromise of any amount allegedly due thereunder, all without notice to, consideration to or the consent of the Guarantor, and without in any way releasing, diminishing or affecting in any way the absolute nature of the Guarantor's obligations and liabilities hereunder.

7. Guarantor waives any defense arising by virtue of any disability, insolvency, bankruptcy, lack of authority or power or dissolution of Tenant or any other guarantor, even though rendering the Lease, or any of them, void, unenforceable or otherwise uncollectible, it being agreed that Guarantor shall remain liable hereunder, regardless of any claim which Guarantor might otherwise have against Landlord by virtue of Landlord's invocation of any right, remedy or recourse given to it hereunder or under the Lease. Time is of the essence of this Guaranty.

8. The Guarantor hereby agrees that this instrument contains the entire agreement between the parties with regard to the subject matter of this Guaranty and there is and can be no other oral or written agreement or understanding whereby the provisions of this instrument have been or can be affected, waived or modified in any manner, unless the same be set forth in writing and signed by the Landlord, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time payment or any part thereof, of any of the indebtedness, liabilities or obligations under the Lease is rescinded or must otherwise be restored

or returned by the Landlord upon the insolvency, bankruptcy or reorganization of the Tenant, or otherwise, all as though such payment had not been made.

9. This instrument shall inure to the benefit of the Landlord, its successors, assigns, transferees and participants and shall bind Guarantor and Guarantor's heirs, legal representatives, executors, successors and assigns. Each reference to Landlord, Tenant and Guarantor herein shall be deemed to include their heirs, legal representatives, successors and assigns, as is applicable. This Guaranty shall become immediately effective and shall continue indefinitely, unaffected by the incompetency of the Guarantor. This Guaranty shall, without further consent of or notice to the Guarantor, pass to and may be relied upon and enforced by any successor assignee of the Landlord and any transferee or subsequent holder of all or any portion of said indebtedness, liabilities or obligations.

10. The Guarantor shall not ask for or accept any indemnification from the Tenant, either written or oral, and the Guarantor hereby waives any right to indemnification that the Guarantor might have as against the Tenant regardless of whether the Guarantors right to indemnification from the Tenant arises from statute, common law, the articles of incorporation, or by-laws of the Tenant or from any other form of agreement whatsoever. In the event Guarantor shall incur any liability whatsoever under this Guaranty, the sole and exclusive remedy of the Guarantor as against the Tenant shall be the right of subrogation. Further, the Guarantor, shall not, by reason of the performance of the terms and provisions of this Guaranty, participate in, succeed, or be subrogated to the rights and privileges of the Landlord as against the Tenant, or other guarantors, or be deemed to be the successor or assignee of the Landlord, unless and until each and every indebtedness, liability and obligation of the Tenant and each of the guarantors under the Lease have been paid and discharged. The Guarantor shall not seek the protection of the automatic stay provisions of the Bankruptcy Code in connection with any bankruptcy proceedings initiated by the Tenant.

11. The Guarantor acknowledges receipt of good, valuable and sufficient consideration for the making of this Guaranty and hereby expressly agrees that recourse may be had against all of Guarantor's properties for all of its obligations hereunder, and the Guarantor does further agree that any and all of Guarantor's properties shall be subject to execution for any judgment or decree on or enforcing this Guaranty by a court of competent jurisdiction against the Guarantor.

12. In any proceeding or action brought by the Landlord against the Guarantor, Guarantor agrees that venue shall be exclusively in Palm Beach County, Florida and the Guarantor does hereby waive the right to be sued in any other venue notwithstanding the location of Guarantor's residence or principal place of business.

13. The Guarantor confirms and warrants that: (i) the Guarantor has a substantial interest in the business affairs of the Tenant; (ii) the Guarantor has personal knowledge and is familiar with the Tenant's business affairs, books and records; (iii) the Guarantor has the ability to influence substantially the Tenant's decision-making process; (iv) the Tenant and the Guarantor are, as of the date of this Guaranty, in sound financial condition and that all balance sheets, net worth statements, other financial statements, and data which may have heretofore delivered to Landlord on behalf of the Guarantor or the Tenant contain no material inaccuracy, represent the

financial condition of the Guarantor or the Tenant (as the case may be) as of the date thereof, and, since such date, there has been no material adverse change in such financial condition; (v) there are no legal proceedings, claims or demands pending against, or to the Guarantor's knowledge threatened against, the Guarantor or Tenant or any of the assets of the Guarantor or Tenant other than proceedings, claims or demands described in the aforementioned balance sheets, statements and date or in any exhibits thereto; and (vi) Guarantor's execution and delivery of this Guaranty does not constitute a breach or default under any legal or contractual requirement applicable to the Guarantor. The Guarantor acknowledges that the Landlord is relying upon the Guarantor's warranties herein in entering into the Lease with Tenant and Guarantor undertakes to perform Guarantor's obligations hereunder promptly and in good faith. The Guarantor shall not transfer any of its assets for the purpose of preventing Landlord from satisfying any judgment obtained against the Tenant or the Guarantor either before or after the entry of any such judgment.

14. GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THE LEASE CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH AND/OR ASSIGNED AND ASSUMED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF GUARANTOR. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LANDLORD ENTERING INTO THE LEASE AND/OR THE ASSIGNMENT AND ASSUMPTION OF SUCH LEASE, AS AMENDED, AND FOR THE LANDLORD ACCEPTING THIS GUARANTY.

15. This Guaranty and the obligations and duties of the undersigned under this Guaranty shall survive the expiration or termination of the Lease.

16. Notwithstanding anything herein to the contrary, and provided that Tenant is not in default under the Lease, then as of July 1, 2026, Guarantor shall have no further liability thereafter accruing under this Guaranty; provided, however, Guarantor shall be responsible for all liabilities accruing during the first five (5) Lease Years and any expenses incurred by Landlord in collecting the same, including attorneys' fees and interest.

17. This Guaranty is delivered and made in, and shall be construed in accordance with and governed by, the laws of the State of Florida. If any term, covenant or condition of this Guaranty or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Guaranty or the application of such term, covenant or condition to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this Guaranty shall be valid and be enforced to the fullest extent permitted by law.

(*The remainder of this page is blank; signature page follows*)

IN WITNESS WHEREOF, the undersigned has hereunto set its signature and seal as of the 29th day of April, 2024.

GUARANTORS:

Witnesses:

Name: Amy Bravo

Tracy Johnson

Name:

ETHEMA HEALTH CORPORATION

By: ______________________

Name: Shawn Leon

Title: President

E-Mail Address: shawn@ethemahealth.com

EIN No. 84- 1227328

Name: Amy Bravo

Name: Tracy Johnson

AMERICAN TREATMENT HOLDINGS, INC.

By: ______________________

Name: Shawn Leon

Title: President

E-Mail Address: shawn@ethemahealth.com

EIN No. 84-2837720

Type text here

Address of Guarantors:
950 Evernia Street
West Palm Beach, Florida 33401

STATE OF Palm Bch
COUNTY OF Florida

The foregoing was acknowledged before me this 2nd day of May, 2024 by Shawn Leon, who is personally known to me or has produced passport as identification, and who did not take an oath.

KATE ROSBOROUGH
Notary Public - State of Florida
Commission # HH 314446
My Comm. Expires Sep 25, 2026
Bonded through National Notary Assn.

Kate R
Notary Public

Kate Rosborough
Printed Name of Notary

HH 314446
Notary Commission No.

STATE OF Florida
COUNTY OF Palm Bch

The foregoing was acknowledged before me this 2nd day of May, 2024 by Shawn Leon, who is personally known to me or has produced passport as identification, and who did not take an oath.

KATE ROSBOROUGH
Notary Public - State of Florida
Commission # HH 314446
My Comm. Expires Sep 25, 2026
Bonded through National Notary Assn.

Kate R
Notary Public

Kate Rosborough
Printed Name of Notary

HH 314446
Notary Commission No.

DEFINITIVE AGREEMENT

This definitive agreement (the "***Agreement***") is entered into as of the 1st day of May, 2024 (the "***Execution Date***") by and between Boca Cove Detox, LLC ("***Boca Cove***") and Evernia Health Center LLC ("***Aria***" and together with Boca Cove, each a "***Party***" and collectively the "***Parties***").

1. Agreement. Boca Cove presently occupies suites 100, 101, 201, 202 and 203 (the "***Premises***") of the real property commonly referred to as 899 Meadows Road, Boca Raton, FL 33486 (the "***Property***") pursuant to that certain "LEASE AGREEMENT" executed on or around May 4, 2021, as amended by that certain "FIRST AMENDMENT TO LEASE" executed on or around August 29, 2022 (the "***Lease***"). Boca Cove agrees to assign the Lease to Aria, and Aria agrees to assume the Lease from Boca Cove, upon and subject to the terms and conditions set forth in this Agreement.

2. Acknowledgement of Consent Required. Aria acknowledges and is aware that the consent of the Property owner is required to allow Boca Cove to assign the Lease to Aria. In connection therewith, the Parties shall work in good faith and shall deliver to the Property owner all such documents reasonably requested by the Property owner.

3. [Intentionally Omitted].

4. Consideration. From the Execution Date and continuing until such time as the transaction contemplated by this Agreement is completed or this Agreement is terminated in accordance with its terms, Aria shall assume all of Boca Cove's financial obligations under the Lease including, but not limited to, the payment of Rent (as that term is defined in the Lease). In addition, Aria agrees to pay Boca Cove the sum of Two Hundred Forty Thousand and 00/100 Dollars ($240,000) (the "***Assignment Price***"), payable as follows:

a. Twenty Thousand and 00/100 Dollars ($20,000) (the "***Initial Deposit***"), which was previously delivered to and received by Boca Cove, which Initial Deposit shall be credited to the Assignment Price but which is non-refundable;

b. Twenty Thousand and 00/100 Dollars ($20,000) (each a "***Supplemental Deposit***" and collectively, the "***Supplemental Deposits***" and together with the Initial Deposit, the "***Deposit***"), which shall be delivered to Boca Cove on or by the first day of calendar month immediately after the Execution Date, and continuing until such time as Aria has paid the entire Assignment Price or until such time as the Parties receive written consent to the assignment of the Lease from the Property owner, with all Supplemental Deposits being credited to the Assignment Price but which shall be non-refundable;

c. The balance of the Assignment Price if any, shall be paid by Aria to Boca Cove within one (1) business day of the Parties receipt of written consent to the assignment of the Lease from the Property owner.

5. Fixtures, Furniture and Equipment. As part of this transaction, and as part of the consideration for payment of the Assignment Price, and as part of the Premises, Boca Cove shall convey and assign to Aria upon full payment of the Assignment Price all fixtures, furniture and equipment located on the Premises except those items listed on Schedule "A" to this Agreement.

6. Boca Cove's Representations and Warranties. Boca Cove agrees to continue to operate the Premises during the term of this Agreement in the ordinary course of business. Further, Boca Cove represents, warrants and covenants to Aria that:

a. Boca Cove has the power and authority to perform Boca Cove's obligations under this Agreement, and this Agreement is binding upon and enforceable against Boca Cove.

b. Boca Cove has not received any notice from any governmental or other agency of any violation of any laws, ordinances, rules or regulations or threat of eminent domain with respect to the Property or any activities thereon, and Boca Cove has no actual knowledge of any violations.

c. To Boca Cove's knowledge, the Property is not in violation of any applicable federal, state or local law, statute, rule, ordinance, order, regulation or other legal requirement concerning public health, safety or the environment (collectively, "***Environmental Laws***") relating to Hazardous Material (as defined below); and, to Boca Cove's knowledge, there is no pending proceeding or inquiry by any governmental authority with respect to the presence of any Hazardous Material at, on, or under the Property or the migration of Hazardous Material from or to the Property, and the Property has not been subject to a release of any Hazardous Material. As used in this Agreement, the term "Hazardous Material" means any hazardous, flammable, explosive, corrosive, or toxic chemical, material, or substance that is regulated under any Environmental Law.

d. Boca Cove has not received any notice from any person, authority, or agency having jurisdiction over the Property with regard to the violation of any applicable regulation, code, ordinance, requirement, covenant, condition, or restriction relating to the present use or occupancy of the Property.

e. There are no suits, claims, foreclosure proceedings, landlord-tenant disputes, property tax protests, or zoning proceedings that are pending or, to Boca Cove's knowledge, threatened with respect to or in any manner affecting the Property or Boca Cove.

f. The act of entering into this Agreement and completing this transaction will not in any way violate any agreements to which Boca Cove is a party or to the best of Boca Cove's knowledge, any laws to which Boca Cove is subject, including Boca Cove's constituent documents. Boca Cove is not prohibited from consummating this transaction by the terms of its governing document or any judicial or governmental order or stay.

Boca Cove's representations, warranties, covenants, and indemnities will survive for a period of six (6) months from the Execution Date. Boca Cove agrees to indemnify, protect, defend and hold harmless Aria for, from, and against any and all damages, losses, costs, expenses (including, without limitation, reasonable attorneys' fees), liens and liabilities arising out of a breach of any of the foregoing representations and warranties.

7. Aria's Representations and Warranties. Aria makes to Boca Cove the representations and warranties set forth in this Section 7. Each representation and warranty: (i) is material and relied upon by Boca Cove; (ii) is true in all respects as of the Execution Date; and (iii) shall be true in all respects through the delivery of the full Assignment Price.

a. Authority/Binding Agreements. This Agreement and all documents to be delivered by Aria pursuant to this Agreement have been duly executed and delivered by Aria and constitute the valid and binding obligations of Aria, enforceable in accordance with their terms. Aria has all necessary authority, and has taken all action necessary to enter into this Agreement and to perform its obligations under this Agreement. The execution, delivery, and performance of this Agreement shall not conflict with or constitute a breach or default under: (i) any agreement or arrangement to which Aria is a party; (ii) any law, statute, regulation or ordinance; or (iii) any order, judgement or decree of any court of Governmental Authority.

b. Brokers. Except as may be otherwise provided in Section 8, Aria has not engaged any broker or other commission agent in connection with the transaction contemplated in this Agreement.

8. Real Estate Commission. The Parties agree that no broker or finder is or was involved in connection with the transaction contemplated by this Agreement and that therefore no commission or finder fee is due to any person. Each Party, as indemnitor, agrees to indemnify, defend and hold harmless the other Party from and on account of any claims, demands, costs and expenses, including but not limited to court costs and reasonable attorneys' fees, resulting to the other Party by reason of a breach of the representation and warranty made by such Party in this Section.

9. Deliveries.

a. Deliveries by Boca Cove. In connection with this Agreement, Boca Cove, at its sole cost and expense, shall deliver or cause to be delivered to Aria the following items, documents, and instruments, fully executed and, if applicable, acknowledged and in proper form for recording: (i) the assignment agreement, in form attached hereto as Exhibit A (the "***Assignment Agreement***"); (ii) the consent agreement, in form attached hereto as Exhibit B, and (iii) a bill of sale in a form similar to that attached hereto as Exhibit C (the "***Bill of Sale***") conveying all personal property owned by Boca Cove and located on or used primarily in the operation and maintenance of the Premises free and clear of all encumbrances except as expressly noted therein and the lien for rent referenced in the Lease.

b. Deliveries by Aria. In connection with this Agreement, Aria, at its sole cost and expense, shall deliver or cause the Assignment Agreement and Consent Agreement to be delivered to Boca Cove.

10. Other Instruments. Except as otherwise specified herein, the forms of all instruments required to consummate this transaction shall be those identified herein this Agreement, and each party agrees promptly to execute such documents as may reasonably be requested by the other party and to perform such acts as may reasonably be necessary to carry out the purpose and intent of this Agreement.

11. Notices. All notices or other communications required or provided to be given by either Party shall be in writing and shall be hand delivered, delivered by courier, electronic mail or by United States first class (or registered or certified) mail, postage prepaid, and shall be effective when hand delivered or delivered by courier or electronic mail, or three (3) business days after deposited in the mail as provided above and addressed, to the Parties at their addresses as set forth below their respective signatures to this Agreement or to such other addresses as may be specified by either Party by written notice to the other Party.

12. Default by Boca Cove. In the event of a default under this Agreement by Boca Cove that continues for a period of more than ten (10) days from Aria's delivery of notice thereof to Boca Cove, Aria shall be entitled to exercise all rights and remedies available to Aria at law or in equity, including but not limited to specific performance of this Agreement and the return to Aria of the Deposit already paid by Aria to Boca Cove. In addition to such remedies, Aria shall have the right to terminate this Agreement.

13. Default by Aria. Aria shall have no personal liability under this Agreement and Boca Cove shall have no right to specific performance of this Agreement. In the event of a default by Aria under this Agreement that is not cured on or before the date ten (10) days after written notice specifying such default in reasonable detail is given by Boca Cove to Aria, Boca Cove's sole remedy shall be to terminate this Agreement by written notice to Aria and to recover as liquidated damages the Deposit already paid by Aria to Boca Cove, thereby releasing Aria from this Agreement and Aria shall have no additional liability to Boca Cove under this Agreement. Aria and Boca Cove agree that the Deposit constitutes a reasonable estimate of the damages that would be suffered by Boca Cove in the event of a default by Aria, and that the exact amount of Boca Cove's actual damages would be impracticable and extremely difficult or impossible to measure. Any and all breaches or defaults by Aria of any nature or kind shall be subject to notice and right to cure as provided for above.

14. Severability. Whenever possible, each provision of this Agreement shall be interpreted so as to be valid under applicable law, but if any provision of this Agreement is void or unenforceable, such provision shall be ineffective, but shall not invalidate the remaining provisions of this Agreement.

15. Attorney's Fees. In the event of litigation involving this Agreement, the unsuccessful party shall pay to the prevailing party all costs of suit, including reasonable attorney's fees and court costs.

16. Time of Essence. Time is of the essence of each and every provision of this Agreement.

17. Performance Dates. In the event that the time for performance of any obligation hereunder expires on a Saturday, Sunday or national holiday, the time for performance shall be extended to the next day that is not a Saturday, Sunday or national holiday.

18. Integration. This Agreement contains the entire agreement of the parties hereto with respect to its subject matter and supersedes all prior arrangements and understandings between the parties, and no other agreement, statement or promise made by either party which is not contained herein shall be binding or valid unless agreed to by the parties in writing.

19. Counterparts. This Agreement may be executed by the signing in counterparts of this instrument. The execution by Aria and Boca Cove by each signing a counterpart of this instrument shall constitute a valid execution, and this instrument and all of its counterparts so executed shall be deemed for all purposes to be a single agreement.

20. Headings. The headings of this Agreement are for convenience only and shall not affect the meaning or interpretation of any of the terms of this Agreement.

21. Representation by Counsel. Both Aria and Boca Cove have been or have had the opportunity to be represented by legal counsel in connection with this Agreement. This Agreement is the product of extensive negotiations and the fact that this Agreement was prepared by one of the parties or its legal counsel shall not affect the interpretation or application of this Agreement.

22. Inurement. This Agreement shall be binding upon and shall inure to the benefit of the Parties hereto and their respective successors and assigns. If the "Boca Cove" consists of more than one person and/or entity, then all such persons and/or entities shall be jointly and severally liable under this Agreement and the acts and knowledge of any of such persons and/or entities shall be imputed to all of them.

23. Governing Law. The terms of this Agreement shall be governed by and construed in accordance with the laws of the State of Florida.

[Signatures on the following page.]

IN WITNESS WHEREOF, this Agreement has been executed as of the Execution Date.

ARIA:

Evernia Health Center LLC, a Florida limited liability company

By: ______________________

Name: Shawn Leon

Title: Manager

Address: 950 Evernia Street
West Palm Beach, Florida 33401

BOCA COVE:

Boca Cove Detox, LLC, an Arizona limited liability company

By: ______________________

Name: Tim Besch

Title: ______________________

Address: 6613 N. Scottsdale Road,
Suite 200, Scottsdale, AZ 85250

IN WITNESS WHEREOF, this Agreement has been executed as of the Execution Date.

ARIA:

Evernia Health Center LLC, a Florida limited liability company

By:____________________________

Name: Shawn Leon

Title: __________________________

Address: 950 Evernia Street
West Palm Beach, Florida 33401

BOCA COVE:

Boca Cove Detox, LLC, an Arizona limited liability company

By: T Besch

Name: Tim Besch

Title: PRINCIPAL

Address: 6613 N. Scottsdale Road, Suite 200, Scottsdale, AZ 85250

Schedule A

(List of Fixtures, Furniture and Equipment located on the Premises not being conveyed and assigned to Aria)

Exhibit A

Form of Assignment Agreement

ASSIGNMENT AND ASSUMPTION OF LEASE

THIS ASSIGNMENT AND ASSUMPTION OF LEASE (this "***Assignment***") dated as of April 29, 2024, is between **Boca Cove Detox, LLC**, an Arizona limited liability company ("***Assignor***") and **Evernia Health Center LLC**, a Florida limited liability company ("***Assignee***").

WHEREAS, Assignor is the lessee under that certain lease executed with respect to the Property (as defined below), which lease is attached in Schedule I attached hereto (the "***Lease***");

WHEREAS, Assignor and Assignee have entered into that certain Definitive Agreement dated as of April 29, 2024 (the "***Agreement***"), pursuant to which Assignee agreed to assume the Lease and to acquire all improvements described therein (the "***Property***") from Assignor and Assignor agreed to assign the Lease, as amended, and to transfer all improvements described therein to Assignee, on the terms and conditions contained therein.

WHEREAS, pursuant to the Agreement, Assignor desires to assign its interest as tenant under the Leases to Assignee, and Assignee desires to accept the assignment thereof, on the terms and conditions set forth below.

Now Therefore, the parties hereto agree as follows:

1. As of the Effective Date (as defined in the Consent to Assignment) (the "***Conveyance Date***"), Assignor hereby assigns to Assignee all of its right, title and interest in and to the Lease.

2. Within one (1) business day after the Conveyance Date, Assignee shall deliver to Assignor the sum of Eighty-Three Thousand Three Hundred Ninety-Two Dollars and 79/100 Dollars ($83,392.79) by wire transfer, or personal or corporate check (the "***Assignee Deposit***"). Upon receipt of the Assignee Deposit, Assignor shall promptly advise Landlord (as defined in the Lease) that Assignor's rights, title and interest in and to the Security Deposit (as defined in the Lease) shall be transferred to Assignee.

3. Assignee agrees that it shall be responsible for the administrative fee due to Landlord (as defined in the Lease) as specified in section 10.1(c) of the Lease.

4. Assignor hereby agrees to indemnify Assignee against, and hold Assignee harmless from, any and all liabilities, losses, claims, damages, costs or expenses, including, without limitation, reasonable attorneys' fees and costs (collectively, the "***Claims***"), originating prior to the Conveyance Date and arising out of the Assignor's obligations under the Lease.

5. As of the Conveyance Date, Assignee hereby assumes all of Assignor's obligations under the Leases and agrees to indemnify Assignor against and hold Assignor harmless from any and all Claims originating on or subsequent to the Conveyance Date and arising out of the Assignee's obligations under the Lease as assumed by Assignee pursuant to this Assignment.

6. In the event of any dispute between Assignor and Assignee arising out of the obligations of the parties under this Assignment or concerning the meaning or interpretation of

any provision contained herein, the losing party shall pay the prevailing party's costs and expenses of such dispute, including, without limitation, reasonable attorneys' fees and costs.

7. This Assignment shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns.

8. This Assignment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

Assignor and Assignee have executed this Agreement as of the day and year first written above.

IN WITNESS WHEREOF, Assignor has executed this Assignment as of the date first above written.

ASSIGNEE:	**ASSIGNOR:**
Evernia Health Center LLC, a Florida limited liability company	Boca Cove Detox, LLC, an Arizona limited liability company
By:________________________	By: T Besch
Name: Shawn Leon	Name: Tim Besch
Title: CEO	Title: PRINCIPAL
Address: 950 Evernia Street West Palm Beach, Florida 33401	Address: 6613 N. Scottsdale Road, Suite 200, Scottsdale, AZ 85250

Schedule 1

Lease Agreement

Exhibit B

Form of Consent Agreement

CONSENT TO ASSIGNMENT

This Consent to Assignment (this "***Consent Agreement***") dated as of the 29th day of April, 2024, is made with reference to that certain Assignment and Assumption of Lease Agreement (the "***Assignment***") dated as of even date herewith (the "***Effective Date***"), by and between Evernia Health Center LLC, a Florida limited liability company ("***Assignee***"), and Boca Cove Detox, LLC, an Arizona limited liability company ("***Tenant***"), and is entered into between the foregoing parties and Prado Medical Park, Inc., a Florida corporation ("***Landlord***").

WITNESSETH:

WHEREAS, Landlord and Tenant entered into that certain Lease Agreement on or around May 4, 2021 which was subsequently amended by that certain First Amendment to Lease executed on or around August 29, 2022, as amended (the "***Lease***") with respect to certain Premises described as Suites 100, 101, 201, 202 and 203 (the "***Premises***") located in the property commonly referred to as 899 Meadows Road, Boca Raton, FL 33486 (the "***Building***"); and

WHEREAS, Tenant and Assignee wish to enter into the Assignment with respect to the entire Premises (the "***Assignment Premises***"); and

WHEREAS, Tenant requests Landlord's written consent to its entering into the Assignment pursuant to Section 10 of the Lease; and

WHEREAS, Tenant and Assignee have presented the fully-executed Assignment (which is attached hereto as Schedule 1) to Landlord for Landlord's approval and Landlord is willing to approve the same, all upon the terms and conditions hereinafter set forth.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto covenant and agree as follows:

1. Landlord consents to the assignment of the Lease, as amended, on the express conditions set forth in this Consent Agreement.

2. Landlord's consent to the Assignment shall not constitute its consent or waiver of consent to any subsequent Assignment, and shall not in any manner increase, decrease, modify, amend or otherwise affect the rights and obligations of Landlord (other than Landlord's rights in the event of assignment as provided in the Lease, as amended) and Tenant under the Lease.

3. Tenant shall remain liable to Landlord under the Lease, as amended.

4. Landlord's consent is contingent upon Landlord receiving a guaranty of the Lease from Ethema Health Corporation and American Treatment Holdings, Inc. (the "Guaranty") in the form attached as Exhibit D to this Consent Agreement.

5. This Consent Agreement shall be binding upon and inure to the benefit of the parties' respective successors and assigns, subject to all agreements and restrictions contained in

the Lease as amended. The agreements contained herein constitute the entire understanding between the parties with respect to the subject matter hereof and supersede all prior agreements except for the Lease as amended, written or oral, inconsistent herewith. No amendment, modification or change therein will be effective unless Landlord shall have given its prior written consent thereto. This Consent Agreement may be amended only in writing, signed by all parties hereto.

6. Notices given hereunder shall be given as required under the Lease to the parties at the following addresses:

LANDLORD:	Prado Medical Park, Inc. 485 N.E. 28th Road Boca Raton, FL 33431
TENANT:	Boca Cove Detox, LLC 6613 N. Scottsdale Road, Suite 200 Scottsdale, AZ 85250 ATTN: Tim Besch
ASSIGNEE:	Evernia Health Center LLC 950 Evernia Street West Palm Beach, FL 33401 ATTN: Shawn Leon

7. Tenant and Assignee agree to indemnify and hold Landlord harmless from and against any loss, cost, expense, damage or liability, including reasonable attorneys' fees, incurred as a result of a claim by any person or entity (i) that it is entitled to a commission, finder's fee or the like payment in connection with the Assignment or (ii) relating to or arising out of the Assignment or any related agreements or dealings.

8. The Assignment may not be amended or renewed without Landlord's prior written consent, in each instance obtained.

9. OFAC Compliance.

(a) Assignee represents and warrants that (a) Assignee and each person or entity owning an interest in Assignee is (i) not currently identified on the Specially Designated Nationals and Blocked Persons List maintained by the Office of Foreign Assets Control, Department of the Treasury ("OFAC") and/or on any other similar list maintained by OFAC pursuant to any authorizing statute, executive order or regulation (collectively, the "List"), and (ii) not a person or entity with whom a citizen of the United States is prohibited to engage in transactions by any trade embargo, economic sanction, or other prohibition of United States law, regulation, or Executive Order of the President of the United States, (b) none of the funds or other assets of Tenant constitute property of, or are beneficially owned, directly or indirectly, by any Embargoed Person (as hereinafter

defined), (c) no Embargoed Person has any interest of any nature whatsoever in Assignee (whether directly or indirectly), (d) none of the funds of Assignee have been derived from any unlawful activity with the result that the investment in Tenant is prohibited by law or that the Lease is in violation of law, and (e) Tenant has implemented procedures, and will consistently apply those procedures, to ensure the foregoing representations and warranties remain true and correct at all times. The term "Embargoed Person" means any person, entity or government subject to trade restrictions under U.S. law, including but not limited to, the International Emergency Economic Powers Act, 50 U.S.C. §1701 et seq., The Trading with the Enemy Act, 50 U.S.C. App. 1 et seq., and any Executive Orders or regulations promulgated thereunder with the result that the investment in Assignee is prohibited by law or Assignee is in violation of law.

(b) Assignee covenants and agrees (a) to comply with all requirements of law relating to money laundering, anti-terrorism, trade embargos and economic sanctions, now or hereafter in effect, (b) to immediately notify Landlord in writing if any of the representations, warranties or covenants set forth in this paragraph or the preceding paragraph are no longer true or have been breached or if Assignee has a reasonable basis to believe that they may no longer be true or have been breached, (c) not to use funds from any "Prohibited Person" (as such term is defined in the September 24, 2001 Executive Order Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism) to make any payment due to Landlord under the Lease and (d) at the request of Landlord, to provide such information as may be requested by Landlord to determine Assignee's compliance with the terms hereof.

(c) Assignee hereby acknowledges and agrees that Assignee's inclusion on the List at any time during the Lease Term shall be a material default of the Consent Agreement, and this Consent to Assignment shall automatically terminate. Notwithstanding anything herein to the contrary, Assignee shall not permit the Premises or any portion thereof to be used or occupied by any person or entity on the List or by any Embargoed Person (on a permanent, temporary or transient basis), and any such use or occupancy of the Premises by any such person or entity shall be a material default of the Consent Agreement.

[SIGNATURES ON NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have executed this Consent Agreement as of the Effective Date.

LANDLORD:

Prado Medical Park, Inc. a Florida corporation

By:______________________________
John M. Wargo, Vice President

TENANT:

Boca Cove Detox, LLC

By:______________________________
Tim Besch, Principal

ASSIGNEE:

Evernia Health Center, LLC

By:______________________________
Shawn Leon, CEO

Exhibit C

Form of Bill of Sale

BILL OF SALE

THIS BILL OF SALE is made and entered into as of ______________, 2024, by Boca Cove Detox, LLC, an Arizona limited liability company (hereinafter referred to as "**Seller**"), for the benefit of Evernia Health Center LLC, a Florida limited liability company (hereinafter referred to as "***Buyer***").

W I T N E S S E T H:

WHEREAS, Buyer has this day acquired all of Seller's right, title, interest and estate in the Lease for the real property commonly referred to as 100, 101, 201, 202 and 203 of the real property commonly referred to as 899 Meadows Road, Boca Raton, FL 33486 (the "**Premises**"); and

WHEREAS, the assignment of the Lease (as defined in the Definitive Agreement) is being made pursuant to the terms of that certain Definitive Agreement dated as of April 29, 2024, by and between Seller and Buyer (the "***Definitive Agreement***"); and

WHEREAS, pursuant to the Definitive Agreement, in connection with the assignment of the Premises, Seller has agreed to sell to Buyer and Buyer has agreed to purchase from Seller all of Seller's right, title and interest in and to all furniture, equipment, machinery, inventories, supplies, signs and other tangible personal property owned by Seller and installed, located or situated in or on the Premises or improvements located thereon, and used primarily in the rental, operation and maintenance of the Premises or improvements located thereon (hereinafter referred to as the "**FF&E**").

WHEREAS, Seller acknowledges and agrees that the FF&E identified on Schedule 1 and attached hereto is the subject of lease pursuant to the terms of an equipment lease agreement which has been provided to Seller by Buyer and Buyer has agreed to assume Sellers obligations pursuant to such equipment lease;

NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration in hand paid by Buyer to Seller, the receipt and sufficiency of which are hereby acknowledged by Seller, Seller has granted, bargained, sold, assigned, transferred, conveyed and delivered, and by these presents does grant, bargain, sell, assign, transfer, convey and deliver unto Buyer, its successors and assigns, all of Seller's right, title and interest of Seller in and to the FF&E.

TO HAVE AND TO HOLD the aforesaid FF&E unto Buyer, its successors and assigns forever.

Seller covenants with Buyer that the Seller has the authority to transfer and assign the right, title and interest conveyed in and to the FF&E.

EXCEPT AS SET FORTH IN REPRESENTATIONS AND WARRANTIES OF SELLER CONTAINED IN THE DEFINITIVE AGREEMENT AND THIS BILL OF SALE,

SUCH FF&E IS BEING TRANSFERRED ON AN "AS IS", "WHERE IS", "WITH ALL FAULTS" BASIS, WITHOUT ANY REPRESENTATIONS OR WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, OF ANY KIND WHATSOEVER BY SELLER. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, EXCEPT AS SET FORTH IN REPRESENTATIONS AND WARRANTIES OF SELLER CONTAINED IN THE AGREEMENT, BUYER ACKNOWLEDGES THAT SELLER EXPRESSLY DISCLAIMS AND NEGATES, AS TO ALL FF&E TRANSFERRED HEREBY: (A) ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY; (B) ANY IMPLIED OR EXPRESS WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE; AND (C) ANY IMPLIED OR EXPRESS WARRANTY OF CONFORMITY TO MODELS OR MATERIALS.

SELLER:

Boca Cove Detox, LLC, an Arizona
limited liability company

By: T Besch

Name: Tim Besch

Title: PRINCIPAL

Address: Address: 6613 N. Scottsdale Road, Suite 200, Scottsdale, AZ 85250

Schedule 1

List of FF&E Subject to Equipment Lease

Schedule A

(List of Fixtures, Furniture and Equipment located on the Premises
not being conveyed and assigned to Aria)

Exhibit A

Form of Assignment Agreement

Schedule 1

Lease Agreement

Exhibit B

Form of Consent Agreement

Exhibit C

Form of Bill of Sale

Schedule 1

List of FF&E Subject to Equipment Lease